                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934




Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14A-12

                        USP Real Estate Investment Trust
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] No fee required.
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1)  Title of each class of securities to which transaction applies:________
    2)  Aggregate number of securities to which transaction applies:___________
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
        _______________________________________________________________________
    4)  Proposed maximum aggregate value of transaction:_________
    5)  Total fee paid:_______

[X] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid: _______________________________________________
    2)  Form, Schedule or Registration Statement No.:
        _______________________________________________________________________
    3)  Filing Party: _________________________________________________________
    4)  Date Filed: ___________________________________________________________

                        USP REAL ESTATE INVESTMENT TRUST
                             4333 EDGEWOOD ROAD N.E.
                          CEDAR RAPIDS, IOWA 52499-5441



May 12, 2000



To the Shareholders of USP Real Estate Investment Trust:

     USP Real Estate Investment Trust (the "Trust") has entered into a Real Estate Sale and Purchase Contract (the "Purchase Agreement") with AEGON USA Realty Advisors, Inc. ("AEGON Advisors"), the Trust's advisor and a subsidiary of AEGON USA, Inc., the Trust's largest shareholder, to sell all of the real estate assets of the Trust to AEGON Advisors for a total purchase price of $33,500,000 in cash (the "Asset Sale"). Since AEGON Advisors' agreement to purchase the real estate assets of the Trust is conditioned upon shareholder approval of the Asset Sale, as well as shareholder approval of the subsequent liquidation of the Trust and distribution of the proceeds of the Asset Sale to the shareholders (the "Liquidation"), holders of record of shares of beneficial interest of the Trust are cordially invited to attend a special meeting of shareholders (the "Special Meeting") at which shareholders of the Trust will be asked to consider and approve both the Asset Sale and the Liquidation. Shareholder approval of the Liquidation of the Trust's assets will result in the termination of the Trust.

     The Board of Trustees has determined by a unanimous vote of a special committee of disinterested Trustees established for the purpose of evaluating this transaction (the "Special Committee"), and by a unanimous vote of all Trustees, that the terms of the Asset Sale and the Liquidation are fair to, and in the best interests of, our shareholders. In making this decision, the Special Committee and the Board considered, among other things, the written opinion, dated October 21, 1999, of Raymond James & Associates, Inc., to the effect that, as of the date of the opinion and based upon and subject to certain matters stated therein, the price received by the Trust in connection with the Asset Sale is fair, from a financial point of view, to our shareholders. The written opinion of Raymond James & Associates, Inc., dated October 21, 1999, is attached as ANNEX B to the enclosed Proxy Statement and should be read carefully and in its entirety. As a result of the foregoing, the Special Committee and Board have approved the Asset Sale and the Liquidation. Additionally, holders of approximately 46% of the outstanding shares (including AEGON USA, Inc.) have advised the Trust that they approve of the Asset Sale and the Liquidation and intend to vote in favor of both proposals at the Special Meeting. We urge you to study the Proxy Statement carefully so as to make your own assessment of the advisability of the proposed Asset Sale and the Liquidation.

     THESE TRANSACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE FAIRNESS OR MERITS OF SUCH TRANSACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.


     By the terms of the Purchase Agreement, the Asset Sale will not be completed by AEGON Advisors unless both the Asset Sale and the Liquidation are approved by the requisite vote of our shareholders. Approval of the Asset Sale will require the affirmative vote of a majority of shares present at the Special Meeting if a quorum representing 33.33% of the outstanding shares is present in person or by proxy. Under the Trust's Declaration of Trust, however, the Liquidation cannot be completed unless approved by the affirmative vote of shareholders representing 66.67% of the outstanding shares. Neither the Asset Sale nor the Liquidation will be consummated by the Trust unless both are approved by the Trust's shareholders. Therefore, we have convened the Special Meeting for our shareholders to vote on the Asset Sale and the Liquidation. The Special Meeting will take place at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa on June 13, 2000 at 10:00 a.m. (local time).
The Board recommends that you vote "for" the Asset Sale and "for" the Liquidation at the Special Meeting.


     Your vote is very important. Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us.

     Enclosed with this letter is a Notice of Special Meeting of Shareholders, Proxy Statement and proxy card. If you have any questions concerning these documents, please feel free to contact our Investor Relations Department at
(319) 398-8895. The Proxy Statement is provided by the Board of Trustees in connection with the furnishing of proxies for use at the Special Meeting and at any adjournments or postponements of the Special Meeting. The Proxy Statement provides you with detailed information about the Asset Sale and the Liquidation. You may obtain additional information about the Trust and AEGON Advisors from documents filed with the United States Securities and Exchange Commission.

                                 Sincerely,



                                 /s/ Patrick E. Falconio

                                 CHAIRMAN OF THE BOARD OF TRUSTEES AND CHIEF
                                 EXECUTIVE OFFICER

                        USP REAL ESTATE INVESTMENT TRUST
                             4333 EDGEWOOD ROAD N.E.
                          CEDAR RAPIDS, IOWA 52499-5441

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                     TO BE HELD ON Tuesday, June 13, 2000


To the Shareholders of USP Real Estate Investment Trust:


     A Special Meeting of the shareholders of USP Real Estate Investment Trust (the "Trust") will be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa on Tuesday, June 13, 2000 at 10:00 a.m. (local time) and at any adjournment thereof for the following purposes:


         1. To consider and vote upon a proposal to approve a Real Estate Sale and Purchase Contract, dated January 20, 2000 (the "Purchase Agreement"), between the Trust and AEGON USA Realty Advisors, Inc. ("AEGON Advisors"), pursuant to which the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase, all of the Trust's real estate assets (the "Asset Sale");

         2. To consider and vote upon a proposal to approve the liquidation and distribution of the Trust's assets and termination of the Trust immediately following the closing of the Asset Sale (the "Liquidation"); and

         3. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.


         Only shareholders of record at the close of business on May 5, 2000 are entitled to notice of and to vote at the Special Meeting or at any adjournment or postponement thereof.


         Your attention is directed to the attached Proxy Statement for more complete information regarding the Asset Sale and the Liquidation. There is also enclosed a form of proxy. The Board of Trustees of the Trust extends a cordial invitation to all shareholders to be present at and participate in the Special Meeting. Whether or not you plan to attend the Special Meeting, please specify your vote on the enclosed proxy card and sign, date and return it as promptly as possible. No postage is required if the proxy card is mailed from within the continental United States.

         THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE ASSET SALE AND "FOR" THE APPROVAL OF THE LIQUIDATION OF THE TRUST.

                                            FOR THE BOARD OF TRUSTEES



                                            /s/ Maureen DeWald
                                            Vice President and Secretary


Cedar Rapids, Iowa

May 12, 2000


PLEASE DO NOT SEND YOUR SHARE CERTIFICATES AT THIS TIME. IF THE ASSET SALE IS COMPLETED, YOU WILL BE SENT INSTRUCTIONS REGARDING THE SURRENDER OF YOUR SHARE CERTIFICATES.

                        USP REAL ESTATE INVESTMENT TRUST
                                 PROXY STATEMENT
                         SPECIAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON Tuesday, June 13, 2000


         QUESTIONS AND ANSWERS ABOUT THE ASSET SALE AND THE LIQUIDATION


Q:       WHAT IS THE ASSET SALE?

A:       On January 20, 2000, the Trust entered into a Real Estate Sale and
Purchase Contract with AEGON USA Realty Advisors, Inc. ("AEGON Advisors") whereby AEGON Advisors will purchase all of the real estate assets of the Trust for $33,500,000.

Q:       WHAT IS THE LIQUIDATION?


A:       Following the Asset Sale, the Trust will distribute the proceeds of the
Asset Sale, plus any other cash held by the Trust, less any cash retained to satisfy creditors, to the Trust's shareholders and terminate the Trust. The Asset Sale and the Liquidation are expected to result in a liquidating distribution to shareholders in excess of $6.50 per share.


Q:       WHEN AND WHERE WILL THE SPECIAL MEETING TAKE PLACE?


A:       The Special Meeting is scheduled to take place at 10:00 a.m. local time on June 13, 2000 at AEGON Financial Center, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa.


Q:       CAN I ATTEND THE SPECIAL MEETING?

A:       Holders of record of shares of beneficial ownership are entitled to attend and vote at the Special Meeting either in person or by proxy.

Q:       WHAT DO SHAREHOLDERS NEED TO DO NOW?

A:       Whether or not you intend to attend the Special Meeting in person, you should carefully review this Proxy Statement, indicate on the proxy card how you wish to vote and sign and return the card in the enclosed return envelope as soon as possible so that, if you do not attend personally, you will be represented by proxy at the Special Meeting.

         Approval of the Asset Sale requires the affirmative vote of a majority of the shares present at the Special Meeting if a quorum representing 33.33% of the outstanding shares is present in person or by proxy. Approval of the Liquidation requires the affirmative vote of the holders of 66.67% of all outstanding shares.

Q:       WHAT DO SHAREHOLDERS WHO HAVE SENT IN A PROXY CARD DO IF THEY WANT TO
CHANGE THEIR VOTE?

A:       Just mail a later-dated, signed proxy card or other instrument revoking your proxy so that it is received by the time of the Special Meeting at the executive offices of the Trust. Shareholders may also change their vote by attending the Special Meeting and voting in person.

Q:       IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER
VOTE MY SHARES FOR ME?

A:       Your broker will vote your shares of beneficial interest only if you provide instructions on how to vote. You should instruct your broker how to vote your shares by following the directions your broker provides to you. If you do not provide instructions to your broker, your shares will not be voted and they will have the same effect as votes against the proposals to approve the Asset Sale and the Liquidation.

Q:       SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

A:       No. If the Asset Sale is completed, you will receive written instructions for surrendering your share certificates in connection with the Liquidation.

Q:       WHEN ARE THE ASSET SALE AND THE LIQUIDATION EXPECTED TO BE CONSUMMATED?

A:       We intend to consummate the Asset Sale as quickly as possible following shareholder approval of the

Asset Sale and the Liquidation, and hope to do so by June 15, 2000; it is possible, however, that the Asset Sale will not be completed until a later date. An initial distribution of a majority of the proceeds from the Asset Sale is expected to occur shortly after completion of the Asset Sale. The Trust expects a second, and final, distribution to be made approximately one year after the Asset Sale. This final distribution will be necessary to distribute any proceeds of the Asset Sale which are initially set aside as a contingency reserve and held in a liquidating trust but are not required to satisfy creditors following the closing of the Asset Sale.


Q:       WHAT ARE THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE ASSET SALE AND
THE LIQUIDATION TO ME?

A:       The Asset Sale will have no direct U.S. federal income tax consequences to you. Your receipt of your proportionate share of the funds distributed in the Liquidation (including the funds transferred to the liquidating trust), less your cost basis in your shares, will be taxable as capital gains (or loss), assuming that you held your shares as a capital asset. The gain (or loss) will be taxable as long-term capital gain (or loss) if you have held your shares more than one year.

Q:       WHO CAN HELP ANSWER MY QUESTIONS?

A:       For additional information about the Asset Sale and the Liquidation, including information about how to complete and return your proxy card, please contact the Trust's Investor Relations Department at (319) 398-8895.



                         CAUTIONARY STATEMENT CONCERNING
                           FORWARD-LOOKING INFORMATION


         THIS PROXY STATEMENT, THE SCHEDULE 13E-3 TRANSACTION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND OTHER STATEMENTS MADE FROM TIME TO TIME BY THE TRUST, AEGON ADVISORS OR THEIR REPRESENTATIVES CONTAIN FORWARD-LOOKING STATEMENTS. THOSE STATEMENTS INCLUDE STATEMENTS REGARDING THE INTENT, BELIEF OR CURRENT EXPECTATIONS OF THE TRUST, AEGON ADVISORS AND MEMBERS OF THEIR RESPECTIVE MANAGEMENT TEAMS, AS WELL AS THE ASSUMPTIONS ON WHICH SUCH STATEMENTS ARE BASED. SUCH FORWARD-LOOKING STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTEMPLATED BY SUCH FORWARD-LOOKING STATEMENTS. IMPORTANT FACTORS CURRENTLY KNOWN TO MANAGEMENT OF THE TRUST AND AEGON ADVISORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE IN FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE RISKS DETAILED IN THIS PROXY STATEMENT AND THE SCHEDULE 13E-3 TRANSACTION STATEMENT, AND THOSE FACTORS SET FORTH FROM TIME TO TIME IN REPORTS OF THE TRUST FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE PROTECTION FROM LIABILITY OF THE SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS CONTAINED IN THE PRIVATE SECURITIES REFORM ACT OF 1995 IS NOT APPLICABLE TO THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR THE SCHEDULE 13E-3 TRANSACTION STATEMENT OR IN STATEMENTS INCORPORATED BY REFERENCE IN EITHER DOCUMENT.


         This Proxy Statement is first being sent to shareholders on or about May 12, 2000

                                TABLE OF CONTENTS


                                                                                           PAGE
SUMMARY OF THE PROXY STATEMENT ..............................................................1

THE SPECIAL MEETING .........................................................................7
    Proposals to be Considered at the Special Meeting .......................................7
    Record Date; Shareholder Approval .......................................................7
    Proxies .................................................................................8

THE TRUST ...................................................................................8
    General .................................................................................8
    Administrative, Advisory and Acquisition Services .......................................8
    Management Services .....................................................................9
    Fees for Services Paid to AEGON .........................................................9
    The Properties .........................................................................10

SELECTED FINANCIAL DATA ....................................................................11

PRO FORMA FINANCIAL INFORMATION ............................................................12

MARKET PRICE INFORMATION ...................................................................14

PROPOSAL NO. 1: THE ASSET SALE .............................................................15

SPECIAL FACTORS ............................................................................15
    Background of the Asset Sale ...........................................................15
    Purpose and Structure of the Asset Sale ................................................18
    The Trust's Reasons for the Asset Sale .................................................18
    Opinion of Financial Advisor ...........................................................20
    Perspective of AEGON Advisors and its Affiliates on the Fairness of the Asset Sale .....26
    Unsolicited Offers from Third Parties ..................................................26
    Conflicts of Interest ..................................................................26

SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE .............................................28
    The Purchase Agreement .................................................................28
    Anticipated Accounting Treatment .......................................................32
    Financing of the Asset Sale; Source of Funds ...........................................33
    Federal Income Tax Consequences ........................................................33
    Absence of Appraisal Rights ............................................................34
    Regulatory Approvals ...................................................................34

PROPOSAL NO. 2: THE LIQUIDATION ............................................................34
    General ................................................................................34
    Liquidation Procedure ..................................................................35
    Liquidating Distributions ..............................................................36
    Contingency Reserve; Liquidating Trust .................................................36
    Final Record Date ......................................................................37
    Listing and Trading of the Shares ......................................................37

                                       -i-


MANAGEMENT OF THE TRUST AND AEGON ADVISORS .................................................38
    Management of the Trust ................................................................38
    Management of AEGON Advisors ...........................................................38

PRINCIPAL SHAREHOLDERS .....................................................................39

OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS ...............................................40

COST AND METHOD OF PROXY SOLICITATION ......................................................40

EXPENSES OF THE TRANSACTION ................................................................41

OTHER BUSINESS .............................................................................41

SHAREHOLDER PROPOSALS ......................................................................41

WHERE YOU CAN FIND MORE INFORMATION ........................................................41

                         SUMMARY OF THE PROXY STATEMENT

         THIS SUMMARY HIGHLIGHTS SELECTED INFORMATION FROM THIS PROXY STATEMENT AND MAY NOT CONTAIN ALL OF THE INFORMATION THAT IS IMPORTANT TO YOU. YOU SHOULD CAREFULLY READ THIS ENTIRE DOCUMENT AND THE OTHER DOCUMENTS REFERRED TO FOR A MORE COMPLETE UNDERSTANDING OF THE ASSET SALE AND THE LIQUIDATION. IN PARTICULAR, YOU SHOULD READ THE DOCUMENTS ATTACHED TO THIS PROXY STATEMENT, INCLUDING THE OPINION OF RAYMOND JAMES & ASSOCIATES, INC. AND THE PURCHASE AGREEMENT, WHICH ARE ATTACHED AS ANNEXES B AND C, RESPECTIVELY.

THE PARTIES

USP REAL ESTATE INVESTMENT TRUST
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5441
(319) 398-8895

         USP Real Estate Investment Trust is an equity-oriented real estate investment trust organized under the laws of the State of Iowa pursuant to a Declaration of Trust as amended and restated through April 23, 1984 (the "Trust"). The Trust was formed on March 10, 1970 to provide its shareholders with an opportunity to participate in the benefits of real estate investment and at the same time enjoy the liquidity and marketability resulting from the ownership of securities which are publicly traded. The Trust has elected to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code.

AEGON USA REALTY ADVISORS, INC.
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499-5441
(319) 398-8818

         AEGON USA Realty Advisors, Inc., an Iowa corporation ("AEGON Advisors"), is a wholly owned subsidiary of AEGON USA, Inc. ("AEGON USA"). AEGON Advisors provides administrative, advisory, acquisition and divestiture services to the Trust pursuant to an Administrative Agreement dated January 1, 1984. AEGON Advisors also provides management services to the Trust pursuant to a Management Agreement dated July 1, 1981. AEGON USA is the largest shareholder of the Trust, beneficially owning approximately 30.86% of the Trust's outstanding shares.


THE SPECIAL MEETING (See page 7)



         This Proxy Statement is being furnished to the holders of the shares of beneficial interest of the Trust in connection with the solicitation by the Board of Trustees of the Trust of proxies to be voted at the Special Meeting of Shareholders of the Trust to be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, on Tuesday, June 13, 2000 at 10:00 a.m. local time, and any adjournments or postponements thereof (the "Special Meeting").


         At the Special Meeting, the shareholders of the Trust will consider and vote upon a proposal to approve and adopt a Real Estate Sale and Purchase Contract, dated January 20, 2000 (the "Purchase Agreement"), by and between the Trust and AEGON Advisors. Pursuant to the Purchase Agreement, the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase and assume, all of the Trust's real estate assets and certain of the Trust's liabilities (the "Asset Sale"). If the Asset Sale is consummated, the Trust will receive $33,500,000 in cash, subject to certain adjustments as described herein.

         Shareholders will also be asked at the Special Meeting to consider and approve a proposal to liquidate the Trust immediately following the consummation of the Asset Sale, and to authorize and direct the officers of the Trust to commence the immediate liquidation of the Trust, including the payment of creditors, the distribution of the remaining assets to the shareholders of the Trust and the filing of a notice of termination of the Trust in the Office of the Recorder of Linn County, Iowa (the "Liquidation").


PURPOSE OF THE ASSET SALE (See page 19)


         The purpose of the Asset Sale is to enable AEGON Advisors to acquire all of the real estate assets of the Trust which AEGON Advisors already manages on a day-to-day basis and consolidate those real estate assets with and into its existing real estate portfolio, thereby eliminating a level of administration, regulatory reporting obligations and management peripheral to the core business of AEGON Advisors and providing the shareholders of the Trust the opportunity to liquidate the Trust and realize a premium over market prices for the Trust's shares in effect immediately prior to the announcement of the Asset Sale.


         The Asset Sale and the Liquidation are expected to result in a liquidating distribution to shareholders in excess of $6.50 per share. Neither the Asset Sale nor the Liquidation will be consummated by the Trust unless both the Asset Sale and the Liquidation are approved by the shareholders.



SHAREHOLDER APPROVAL (See page 7)


         One third of the shares entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Special Meeting. Although shareholder approval of a sale of the Trust's real estate assets normally is not required under the Trust's Declaration of Trust, the agreement by AEGON Advisors to purchase the real estate assets of the Trust is conditioned upon shareholder approval of the Asset Sale and shareholder approval of the Liquidation. Approval of the Asset Sale as submitted to the shareholders will require the affirmative vote of a majority of shares present at the Special Meeting. Approval of the termination of the Trust as part of the Liquidation requires the affirmative vote of 66.67% of all outstanding shares.

         Any shareholder entitled to vote at the Special Meeting may vote either in person or by duly authorized proxy. All shares represented by properly executed proxies received prior to or at the Special Meeting and not revoked at or before the Special Meeting will be voted in accordance with the instructions indicated in such proxies. A shareholder may revoke his or her proxy at any time prior to its use at the Special Meeting by delivering to the President of the Trust at the Trust's executive offices a signed notice of revocation or a later dated and signed proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy. IF NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ASSET SALE AND "FOR" THE LIQUIDATION.


POTENTIAL DETRIMENTS OF THE ASSET SALE AND THE LIQUIDATION TO UNAFFILIATED SHAREHOLDERS; BENEFITS TO INSIDERS


         Detriments of the Asset Sale and the Liquidation to the Trust's shareholders other than AEGON USA include:

         * As a result of the Asset Sale, the unaffiliated shareholders of the Trust will not be entitled to participate in future earnings from the real estate assets sold to AEGON Advisors;


         * The unaffiliated shareholders of the Trust might receive a greater return if the Trust were to remain a public company;


         * Although the Asset Sale will not in itself result in federal income tax consequences to the unaffiliated shareholders of the Trust, such shareholders may be required to recognize a taxable gain from the Liquidation as a result of receiving liquidating distributions from the Trust;

         * In the event the $400,000 contingency reserve set aside by the Trust for payment of expenses and liabilities prior to paying liquidating distributions to unaffiliated shareholders is insufficient, each shareholder could be held liable for the payment to the Trust's creditors of his or her pro rata share of the excess, limited to the amounts received by the shareholder through the liquidating distributions; and


         * A conflict of interests exists between AEGON Advisors in its role as purchaser of the Trust's real estate assets and AEGON USA in its role as shareholder. Upon completion of the Asset Sale, AEGON Advisors will own the real estate assets of the Trust, and will receive all future income generated by those real estate assets. AEGON USA, as a shareholder of the Trust, will also be entitled to receive its pro rata share of the liquidating distributions from the Trust. The Trust believes that AEGON USA will be entitled to receive in excess of $7,000,000 in the Liquidation. (See "Special Factors--Conflicts of Interest").


         Like the other shareholders of the Trust, the officers and trustees will have the right to receive liquidating distributions for their shares. The officers and trustees of the Trust beneficially owned 578,699 shares as of December 31, 1999 (excluding the shares owned by AEGON USA), representing an expected cash payment in excess of $3,400,000. (See "Special Factors--Conflicts of Interest").


POTENTIAL BENEFITS OF THE ASSET SALE AND THE LIQUIDATION TO UNAFFILIATED SHAREHOLDERS


         Benefits of the Asset Sale and the Liquidation to the Trust's shareholders other than AEGON USA include:


         * The Trust's shareholders will receive cash distributions for their shares which represent a substantial premium over historical trading prices. The purchase price of $33,500,000 for the real estate assets of the Trust is expected to result in a liquidating distribution to shareholders in excess of $6.50 per share, representing a premium at least 50% over the closing market price for the Trust's shares on August 16, 1999, the day of the announcement of the signing of a letter of intent to sell the real estate assets to AEGON Advisors. The Purchase Agreement was signed on January 20, 2000. On May 10, 2000, the closing market price of the shares was $5.8125 per share, and the expected liquidating distribution represents a premium of at least 11% over such market price.



         * Given the depressed capital markets for REITs and the specific requirements of distributing substantially all of the Trust's net income and limitations on outstanding indebtedness as a percentage of net assets in order to qualify as a REIT, the unaffiliated shareholders might receive a lower return if the Trust were to remain a public company without raising capital to fund future growth.
                  (See "Special Factors--The Trust's Reasons for the Asset
                  Sale").



         * Upon completion of the Asset Sale, AEGON Advisors will bear the risk of any losses incurred in the operation of the real estate assets and any decrease in the value of the real estate assets.


RECOMMENDATION OF THE TRUST'S BOARD OF TRUSTEES

         After careful consideration, the Trust's Board of Trustees has determined that the Purchase Agreement and the Asset Sale are fair to and in the best interests of the Trust and its shareholders, and has unanimously approved the Purchase Agreement and the Asset Sale. Accordingly, the Board of Trustees recommends that shareholders vote "FOR" the Asset Sale. Likewise, the Board of Trustees has determined that the Liquidation is in the best interests of the Trust and its shareholders, and has unanimously approved the Liquidation. Accordingly, the Board of Trustees recommends that shareholders vote "FOR" the Liquidation.


OPINION OF THE TRUST'S FINANCIAL ADVISOR (See page 21)


         Raymond James & Associates, Inc., the Trust's financial advisor ("Raymond James"), delivered an opinion to the Board of Trustees on October 21, 1999 that, as of October 21, 1999 and based upon and subject to the various considerations set forth in its opinion, the price received by the Trust in connection with the Asset Sale is fair from a financial point of view to the Trust's shareholders. The written opinion of Raymond James constitutes a part of this Proxy Statement and is attached hereto as ANNEX B.


CLOSING CONDITIONS (See page 31)


         The Asset Sale will be consummated only if the Purchase Agreement and the Liquidation are approved and adopted by the Trust's shareholders. In addition to receipt of the written opinion of Raymond James attached hereto as ANNEX B, the closing of the Asset Sale also is subject to the satisfaction of certain other conditions specified in the Purchase Agreement, unless such conditions are waived. AEGON Advisors' obligation to buy the real estate assets is subject to, among other things, satisfaction, or waiver by AEGON Advisors, of the following material conditions:

         * AEGON Advisors obtaining a preliminary title report and a commitment for an owner's policy of title insurance satisfactory to AEGON Advisors from the Title Company with respect to each of the real estate assets;

         * AEGON Advisors obtaining certified surveys of the real estate assets which reveal no new exceptions unacceptable to AEGON Advisors;

         * AEGON Advisors obtaining an environmental report or report update concerning the real estate assets which does not show or indicate any asbestos or any contamination of the real estate assets above any level requiring a mediation or clean-up by any applicable federal, state or local law, code or ordinance except as otherwise agreed to by AEGON Advisors; and

         * the continued accuracy of the Trust's representations in the Purchase Agreement without any change in the rent rolls or the status of defaults of tenants which would be detrimental to the value of any real estate assets.

As of the date of the mailing of this Proxy Statement, the first three of the foregoing conditions had been met.


TERMINATION OF THE PURCHASE AGREEMENT (See page 33)


         The Purchase Agreement is subject to termination under several circumstances, including failure to obtain the requisite shareholder approval. It shall terminate if any of the closing conditions are not satisfied or waived, if AEGON Advisors defaults in its performance of the Purchase Agreement, if the Trust defaults in its performance of the Purchase Agreement, or if the real estate assets become damaged by fire or other casualty in an amount in excess of $1,000,000 or become the object of any condemnation proceedings before the Closing.


LIQUIDATION PROCEDURE (See page 36)


         In the event that the Liquidation is approved by the shareholders and the Asset Sale is consummated, the officers of the Trust will be directed to commence the immediate liquidation of the Trust. The Trust will cease to carry on its business, except to the extent necessary for the winding up of the Trust. The officers will proceed as soon as possible to collect or make provision for the collection of all known debts due or owing to the Trust, pay or make provision for the payment of all known debts, obligations, and liabilities of the Trust according to their priorities, and will give notice to each creditor of and claimant against the Trust. The officers will be authorized to sell, transfer or otherwise dispose of all remaining property and assets of the Trust, if any, and all tangible or intangible property, including money, remaining after the discharge of, or after making adequate provision for the discharge of, the debts, obligations and liabilities of the Trust will be distributed on a pro rata basis to the shareholders. No further shareholder votes will be solicited.

         The Board of Trustees has determined to establish a reserve of approximately $400,000 which it believes will be sufficient to satisfy the liabilities, expenses, and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the closing of the Asset Sale.

         Promptly following the closing of the Asset Sale and an initial distribution to the shareholders, the Trust expects to transfer any remaining assets to a liquidating trust. Assuming the expiration of all time periods relating to payment of claims described above and assuming there are no pending legal, administrative or arbitration proceedings by or against the Trust, a notice will then be filed with the County Recorder of Linn County, Iowa. When the notice of liquidation has been filed, the Trust will be terminated. Concurrently with the termination of the Trust, the Trust will file appropriate documentation with the Securities and Exchange Commission to terminate the Trust's periodic report filing obligations under the Securities Exchange Act of 1934, as amended.

LIQUIDATING DISTRIBUTIONS (See page 37)



         The Board has not established a firm timetable for distributions to shareholders. If the closing of the Asset Sale takes place, the Board will, subject to the requirements for maintaining adequate reserves to pay all of the Trust's liabilities and obligations, make such distributions as promptly as practicable consistent with maximizing shareholder value. Assuming the Asset Sale closing occurs on or before June 15, 2000, the Board of Trustees presently intends to pay an initial distribution of at least $6.50 per share to shareholders on or before June 30, 2000, provided that at that time the Board is of the opinion that the expected $400,000 reserve is adequate to provide for the Trust's obligations, liabilities (actual and contingent) and expenses. The Trust expects a second, and final, distribution to shareholders will be made by the liquidating trust approximately one year after establishing the liquidating trust (the "Final Distribution").



FEDERAL INCOME TAX CONSEQUENCES (See page 34)


         The Asset Sale will not in itself result in federal income tax consequences to the holders of the shares. Upon receipt of the liquidating distributions, however, shareholders will recognize gain or loss equal to the difference between (i) the amount of cash distributed to them in the Liquidation (and their pro rata share of the funds transferred by the Trust to the liquidating trust), and (ii) their tax basis for their shares. Gain or loss recognized by a shareholder will be capital gain or loss provided the shares are held as capital assets. If the shares are held as capital assets and the shareholder has held the shares for more than one year, the gain will be long-term capital gain. Long-term capital gains of individuals, estates, and trusts are currently taxed at a maximum rate of 20%. Long-term capital gains of corporations are taxed at the same rates as ordinary income (at rates up to 35%). To determine the deductibility of capital losses, all capital gains and losses incurred in the year must be totaled. Any capital losses are deductible only to the extent of any capital gains plus, in the case of non-corporate shareholders, ordinary income of up to $3,000.00 per year. Corporate shareholders can use capital losses for a tax year only to offset capital gains in that year. Individuals and other non-corporate shareholders may carry over a net capital loss for an unlimited time until the loss is exhausted. Corporate shareholders may carry back a capital loss to each of the three tax years preceding the loss year to offset capital gain. Any excess may be carried forward for five years following the loss year. After the close of its taxable year, the Trust will provide shareholders and the IRS with a statement of the amount of cash distributed to each of the shareholders during that year.

         When the amount representing the contingency reserve is transferred to the liquidating trust, shareholders will be treated for tax purposes as having received their pro rata share of the property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. The liquidating trust itself should not be subject to tax. After formation of the liquidating trust, the shareholders must take into account for federal income tax purposes each year their allocable portion of any income, expense, gain or loss recognized by the liquidating trust. As a result of the transfer of property to the liquidating trust and the possible receipt of income by the liquidating trust, shareholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay the tax. The final distribution from the liquidating trust to shareholders will not have any further federal income tax consequences to shareholders.

         The Trust did not obtain an opinion of tax counsel with respect to the Asset Sale or the Liquidation. THE TRUST RECOMMENDS THAT EACH SHAREHOLDER CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF THE PROPOSED ASSET SALE AND THE LIQUIDATION.


ABSENCE OF APPRAISAL RIGHTS (See page 35)


         Under the Declaration of Trust, which is governed by Iowa common law, if the shareholders approve the Asset Sale and the Liquidation, the Asset Sale and the Liquidation will not give rise to any rights of shareholders of the Trust to seek a court appraisal of their shares, or any similar dissenters' rights.

LISTING AND TRADING OF THE SHARES (See page 39)


         Prior to a final record date established by the Trust, the Trust's shares of beneficial interest will continue to be transferable and the Trust's shareholders will continue to have such rights as applicable laws confer upon shareholders. The Trust currently intends to close its books on such final record date and at that time cease recording share transfers and issuing share certificates (other than replacement certificates). Accordingly, it is expected that trading in the shares will cease on that date.

                               THE SPECIAL MEETING


         This Proxy Statement is being furnished to the holders of the shares of beneficial interest of USP Real Estate Investment Trust, an Iowa common law business trust, in connection with the solicitation by the Board of Trustees of the Trust of proxies to be voted at the Special Meeting of Shareholders of the Trust to be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, on Tuesday, June 13, 2000 at 10:00 a.m. local time, and any adjournments or postponements thereof. Shares represented by properly executed proxies timely received by the Trust will be voted at the Special Meeting or any adjournment or postponement thereof in accordance with the terms of such proxies, unless such proxies are revoked. See "--Proxies" below.


PROPOSALS TO BE CONSIDERED AT THE SPECIAL MEETING


         At the Special Meeting, the shareholders of the Trust will consider and vote upon a proposal to approve and adopt a Real Estate Sale and Purchase Contract, dated January 20, 2000 (the "Purchase Agreement"), by and between the Trust and AEGON USA Realty Advisors, Inc., an Iowa corporation and a subsidiary of AEGON USA, the Trust's largest shareholder which owns approximately 30.86% of the Trust's outstanding shares. Pursuant to the Purchase Agreement, the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase and assume, all of the Trust's real estate assets and certain of the Trust's liabilities (the "Asset Sale"). If the Asset Sale is consummated, the Trust will receive $33,500,000 in cash, subject to certain adjustments as described herein. AEGON Advisors will assume certain liabilities including, subject to lender consent, the lien of the first mortgage and related security instruments encumbering the Yamaha Warehouse located in Cudahy, Wisconsin, which would be offset against the purchase price. The Yamaha Warehouse debt is expected to total approximately $1.4 million. Since the Asset Sale is contingent upon shareholder approval of the Asset Sale and the subsequent liquidating distribution of the proceeds of the Asset Sale and remaining assets of the Trust to the shareholders, shareholders will also be asked at the Special Meeting to consider and approve a proposal to liquidate the Trust immediately following the consummation of the Asset Sale, and to authorize and direct the officers of the Trust to commence the immediate liquidation of the Trust, including the payment of creditors, the distribution of the remaining assets to the shareholders of the Trust and the filing of a notice of termination of the Trust in the Office of the Recorder of Linn County, Iowa (the "Liquidation"). The Asset Sale and the Liquidation are expected to result in a liquidating distribution to shareholders in excess of $6.50 per share. See "SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE" and "LIQUIDATION."


RECORD DATE; SHAREHOLDER APPROVAL


         Only holders of record of the shares of beneficial interest at the close of business on May 5, 2000 are entitled to notice of and to vote at the Special Meeting. Each share is entitled to one vote. One third of the shares entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Special Meeting. Although shareholder approval of a sale of the Trust's real estate assets normally is not required under the Trust's Declaration of Trust, the agreement by AEGON Advisors to purchase the real estate assets of the Trust is conditioned upon shareholder approval of the Asset Sale and shareholder approval of the Liquidation. Approval of the Asset Sale as submitted to the shareholders will require the affirmative vote of a majority of shares present at the Special Meeting. Approval of the termination of the Trust as part of the Liquidation requires the affirmative vote of 66.67% of all outstanding shares. Neither the Asset Sale nor the Liquidation will be consummated by the Trust unless both the Asset Sale and the Liquidation are approved by the shareholders. As a result, a vote against either the Asset Sale or the Liquidation will have the effect of a vote against both the Asset Sale and the Liquidation. Abstentions will be counted for the purpose of establishing a quorum and will have the same effect as votes against the Asset Sale and the Liquidation.


         As of the date of this Proxy Statement, the Trust had 3,880,000 shares of beneficial interest issued and outstanding held by approximately 1,837 holders of record. The officers and trustees of the Trust, representing 17,618 shares, or 0.45% of the outstanding shares entitled to vote (excluding shares held by principal shareholders which may be deemed to be beneficially owned by certain trustees), have agreed to vote "for" both the Asset Sale and the Liquidation. The Trust also believes that the holders of an additional 45.31% of the shares (including AEGON USA) intend to vote in favor of both the Asset Sale and the Liquidation. Approval of the Asset Sale will not require the affirmative vote of a majority of all outstanding shares held by persons unaffiliated with AEGON Advisors, but approval of the Liquidation will require the affirmative vote of a majority of unaffiliated shares. See "PRINCIPAL SHAREHOLDERS" AND "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS."

PROXIES

         Any shareholder entitled to vote at the Special Meeting may vote either in person or by duly authorized proxy. All shares represented by properly executed proxies received prior to or at the Special Meeting and not revoked at or before the Special Meeting will be voted in accordance with the instructions indicated in such proxies. A shareholder may revoke his or her proxy at any time prior to its use at the Special Meeting by delivering to the President of the Trust at the Trust's executive offices a signed notice of revocation or a later dated and signed proxy or by attending the Special Meeting and voting in person. Attendance at the Special Meeting will not in itself constitute the revocation of a proxy. IF NO INSTRUCTIONS ARE INDICATED, SIGNED PROXIES WILL BE VOTED "FOR" THE ASSET SALE AND "FOR" THE LIQUIDATION.

                                    THE TRUST

GENERAL

         USP Real Estate Investment Trust is an equity-oriented real estate investment trust organized under the laws of the State of Iowa pursuant to a Declaration of Trust as amended and restated through April 23, 1984. The Trust was formed on March 10, 1970 to provide its shareholders with an opportunity to participate in the benefits of real estate investment and at the same time enjoy the liquidity and marketability resulting from the ownership of securities which are publicly traded. The Trust has elected to qualify as a real estate investment trust (a "REIT") under the Internal Revenue Code. As a result of this election, the Trust is not taxed on the portion of its income which is distributed to shareholders, provided it distributes at least 95% of its taxable income, has at least 75% of its assets in real estate investments and meets certain other requirements for qualification as a REIT.

         The Trust has no employees and has contracted with AEGON Advisors, a subsidiary of AEGON USA, the Trust's largest shareholder which owns approximately 30.86% of the Trust's outstanding shares, to provide administrative, advisory, acquisition, divestiture and property management services. Certain officers of AEGON Advisors serve as non-employee officers of the Trust. A summary description of the relationships between AEGON USA and its various subsidiaries and of such subsidiaries' agreements with the Trust follows. The description of the agreements which follows is qualified in its entirety by reference to the terms and provisions of such agreements, copies of which are available from the Trust's filings with the Securities and Exchange Commission (http://www.sec.gov) and from the Trust's Investor Relations Department. See "WHERE YOU CAN FIND MORE INFORMATION."

ADMINISTRATIVE, ADVISORY AND ACQUISITION SERVICES

         AEGON USA Realty Advisors, Inc. is a wholly owned subsidiary of AEGON USA. AEGON Advisors provides administrative, advisory, acquisition and divestiture services to the Trust pursuant to an Administrative Agreement dated January 1, 1984. The term of the Administrative Agreement is for one year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Administrative Agreement upon 90 days' written notice. The performance of AEGON Advisors' duties and obligations under the Administrative Agreement has been guaranteed by AEGON USA.

         Under the Administrative Agreement, AEGON Advisors (a) provides clerical, administrative and data processing services, office space, equipment and other general office services necessary for the Trust's day-to-day operations, (b) provides legal, tax and accounting services to maintain all necessary books and records of the Trust and to ensure Trust compliance with all applicable federal, state and local laws, regulatory reporting requirements and tax codes, (c) arranges financing for the Trust, including but not limited to mortgage financing for property acquisition, (d) obtains property management services for the Trust's properties and supervises the activities of persons performing such services, (e) provides monthly reports summarizing the results of operations and financial conditions of the Trust, (f) prepares and files all reports to shareholders and regulatory authorities on behalf of the Trust, (g) prepares and files all tax returns of the Trust and (h) provides the Trust with property acquisition and divestiture services.

MANAGEMENT SERVICES

         AEGON Advisors provides management services to the Trust pursuant to a Management Agreement dated July 1, 1981. The term of the Management Agreement is for one year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Management Agreement upon 30 days' written notice. Under the Management Agreement, AEGON Advisors is obligated to (a) procure tenants and execute leases with respect to Trust properties which are not leased under net lease arrangements (the "Managed Properties"), (b) maintain and repair (at the Trust's expense) the Managed Properties, (c) maintain complete and accurate books and records of the operations of the Managed Properties, (d) maintain the Managed Properties in accordance with applicable government rules and regulations, licensing requirements and building codes, (e) collect all rents and (f) carry (at the Trust's expense) general liability, accident, fire and other property damage insurance. These services were previously provided by AEGON USA Realty Management, Inc., a wholly owned subsidiary of AEGON Advisors, which was merged into AEGON Advisors in December 1998.

         A more detailed description of the Trust's business and of certain agreements and business relationships involving the Trust and AEGON Advisors are contained in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which is attached hereto as ANNEX A and incorporated herein by reference.

FEES FOR SERVICES PAID TO AEGON

         AEGON Advisors receives fees for its administrative and advisory services. These fees equal 0.625% of the average gross real estate investment plus 0.25% of the monthly balance of mortgage loans receivable and an incentive fee of 20% of annual adjusted cash flow from operations in excess of $0.72 per share. If the annual adjusted cash flow from operations is less than $0.72 per share, then the payment of up to 20% of the base fee is to be deferred so that revised cash flow from operations will be equal to $0.72 per share. Any deferred fees may be paid in subsequent years (subject to certain limits). Annual adjusted cash flow from operations, as defined for purposes of the incentive fee, includes the net realized gain (or loss) from the disposition of property, adjusted to exclude accumulated depreciation (otherwise stated as gain in excess of cost without reduction for allowable depreciation). The administrative fee is limited to 1.5% of average quarterly net invested assets. In addition, AEGON Advisors is paid a separately negotiated fee of not less than 2% nor more than 4% of the cost of each property acquired by the Trust as compensation for acquisition services furnished by it to the Trust. For management services, AEGON Advisors receives 5% of the gross income derived from the operation of the Managed Properties.

         The following table sets forth all amounts paid to AEGON Advisors under the Administrative Agreement and Management Agreement during the last two completed years and in 2000 through the date of this Proxy Statement. No acquisition fees were paid in 1998 or 1999, or through the date of this Proxy Statement. No other AEGON entity has received payments, other than normal quarterly dividends paid to AEGON USA as a shareholder of the Trust.


                                   1998              1999             2000
                               ------------      ------------     ------------
Administrative fees            $  204,587        $  173,831       $   54,414
Management fees                   241,877           203,500           50,486
                               ------------      ------------     ------------
   Total fees                  $  446,464        $  377,331       $  104,900
                               ============      ============     ============


THE PROPERTIES

         The Trust has direct ownership of the following six commercial real estate properties (the "Properties"), all of which AEGON Advisors proposes to purchase from the Trust: (i) Kingsley Square Shopping Center located in

Orange Park, Florida; (ii) First Tuesday Mall located in Carrollton, Georgia;
(iii) Mendenhall Commons Shopping Center located in Memphis, Tennessee; (iv) North Park Plaza Shopping Center located in Phoenix, Arizona; (v) Presidential Drive Office Building located in Atlanta, Georgia; and (vi) Yamaha Warehouse located in Cudahy, Wisconsin. Properties owned by the Trust are leased to tenants either on a managed basis or under net lease arrangements. As the owner of managed property the Trust receives gross rentals and incurs operating expenses, such as property taxes, insurance, repairs, maintenance and common area utilities. Under net lease arrangements, the tenant, rather than the Trust, pays all operating expenses related to the leased premises. As of the date of this Proxy Statement, five commercial properties were being leased on a managed basis and the Yamaha Warehouse was leased on a net lease basis. The five managed commercial properties consist of four shopping centers and one business park. Managed commercial properties comprised 94% of the Trust's investment portfolio in 1999 and 1998, compared to 95% in 1997. Managed commercial properties provided 89% of the Trust's annual revenue in 1999, compared to 91% in 1998 and 89% in 1997. A more detailed description of the Trust's Properties is contained in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which is attached hereto as ANNEX A and incorporated herein by reference.

                             SELECTED FINANCIAL DATA

         We are providing the following financial information concerning the Trust to aid you in your analysis of the financial aspects of the Asset Sale and the Liquidation. The selected consolidated financial data set forth below have been derived from the Trust's consolidated financial statements for the periods indicated. Our audited consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States. The information provided below is only a summary and should be read in conjunction with our historical consolidated financial statements (and related notes) contained in our annual reports and other information that we have filed with the Securities and Exchange Commission (the "Commission"). See "WHERE YOU CAN FIND MORE INFORMATION." In the opinion of the Trust's management, the selected consolidated financial data contain all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the selected financial data for such periods.


                                                                    YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------
                                                   1995         1996         1997         1998         1999
                                                -----------  -----------  -----------  -----------  -----------
Revenue                                        $  5,618,014  $ 5,217,313  $ 5,012,087  $ 5,331,955  $ 4,581,168
Earnings from Operations                       $  1,100,149      946,230      637,129      943,975    1,061,376
Net Gain on Sale or Disposition of Property    $         --           --      259,157      528,282           --
Net Earnings                                   $  1,100,149      946,230      896,286    1,472,257    1,061,376
Distributions to Shareholders                  $  1,202,800    1,241,600    1,241,600    1,241,600      931,200
Per share*
   Earnings from Operations                    $        .28          .24          .16          .24          .27
   Basic and Diluted Net Earnings              $        .28          .24          .23          .38          .27
   Distributions to Shareholders               $        .31          .32          .32          .32          .24
Real Estate and Mortgage Loans Receivable      $ 30,434,137   29,627,786   28,571,464   23,816,859   23,267,496
Total Assets                                   $ 32,853,270   32,207,728   31,104,418   27,932,493   26,380,141
Mortgage Loans Payable                         $ 15,271,385   14,819,479   14,140,584   10,897,933    9,359,426
Total Liabilities                              $ 16,342,638   15,992,466   15,234,470   11,831,888   10,149,360
Shareholders' Equity                           $ 16,510,632   16,215,262   15,869,948   16,100,605   16,230,781
Book value per share                           $       4.26         4.18         4.09         4.15         4.18
Ratio of Earnings to Fixed Charges                1.70 to 1    1.63 to 1    1.62 to 1    2.07 to 1    2.27 to 1

*Per share amounts for Earnings from Operations and Basic and Diluted Net Earnings are based on the weighted average number of shares outstanding for each period. Per share amounts for Distributions to Shareholders are based on the actual number of shares outstanding on the respective record dates.

                         PRO FORMA FINANCIAL INFORMATION

         The following pro forma consolidated balance sheet as of December 31, 1999, and the pro forma consolidated statement of operations for the year ended December 31, 1999, give effect to the sale of the Properties. The adjustments related to the pro forma consolidated balance sheet assume the transaction was consummated at December 31, 1999, while the adjustments to the pro forma condensed consolidated statement of operations assume the transaction was consummated at the beginning of the period presented. These pro forma financial statements are not necessarily indicative of the results that actually would have occurred if the Asset Sale had been in effect as of and for the periods presented or the results that may be achieved in the future.

                        USP REAL ESTATE INVESTMENT TRUST
                PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)
                                DECEMBER 31, 1999



                                                        HISTORICAL                                PRO FORMA
                                                         FINANCIAL            PRO FORMA           FINANCIAL
                                                        STATEMENTS           ADJUSTMENTS         STATEMENTS
                                                     -----------------   ------------------   ------------------
ASSETS
   Real estate                                       $      34,617,710          (34,617,710)                  --
   Less accumulated depreciation                           (11,350,214)          11,350,214                   --
                                                     -----------------   ------------------   ------------------
                                                            23,267,496          (23,267,496)                  --
Cash and cash equivalents                                    2,369,176           23,125,450           25,494,626
   Rents and other receivables                                 499,810             (499,810)                  --
   Prepaid and deferred expenses                               243,659             (243,659)                  --
                                                     -----------------   ------------------   ------------------
                                                     $      26,380,141             (885,515)          25,494,626
                                                     =================   ==================   ==================
LIABILITIES AND SHAREHOLDERS' EQUITY
   Liabilities
     Mortgage loans payable                          $       9,359,426           (9,359,426)                  --
     Accounts payable and accrued expenses                     665,387             (665,387)                  --
     Due to affiliates                                          31,935              (31,935)                  --
     Tenant deposits                                            86,259              (86,259)                  --
     Other                                                       6,353               (6,353)                  --
                                                     -----------------   ------------------   ------------------
                                                     $      10,149,360          (10,149,360)                  --
                                                     -----------------   ------------------   ------------------
   Shareholders' Equity
     Shares of beneficial interest,
       $1 par value, 20,000,000
       shares authorized, 3,880,000
       shares issued and outstanding                 $       3,880,000                   --            3,880,000
   Additional paid-in capital                               11,989,948                   --           11,989,948
   Undistributed net earnings                                  360,833            9,263,845            9,624,678
                                                     -----------------   ------------------   ------------------
                                                     $      16,230,781            9,263,845           25,494,626
                                                     -----------------   ------------------   ------------------
                                                     $      26,380,141             (885,515)          25,494,626
                                                     =================   ==================   ==================
   Book value per share                              $            4.18                 2.39                 6.57
                                                     =================   ==================   ==================

NOTE: The pro forma adjustments represent amounts attributed to the Properties and all related costs of the proposed Asset Sale and the Liquidation.

In connection with the proposed Asset Sale, AEGON Advisors will acquire all the real estate assets for a purchase price of $33,500,000. In addition, through prorations at closing, AEGON Advisors will purchase rents and other receivables of $499,810 and assume liabilities of $2,176,780 (consisting of total recorded liabilities of $10,149,360 less mortgage loans payable of $7,972,580, which the Trust will pay at closing.)

The pro forma net proceeds resulting from the proposed Asset Sale are $23,125,450, consisting of the purchase price of $33,500,000 plus rents and other receivables purchased by AEGON Advisors of $499,810 less all recorded liabilities of $10,149,360 (assumed by AEGON Advisors or paid at closing) less transaction costs of $725,000.

                        USP REAL ESTATE INVESTMENT TRUST
      PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                        HISTORICAL           PRO FORMA            PRO FORMA
                                                         FINANCIAL          ADJUSTMENTS           FINANCIAL
                                                        STATEMENTS                                STATEMENTS
                                                     -----------------   ------------------   ------------------
REVENUE
         Rents                                       $       4,441,073           (4,441,073)                  --
         Interest                                              140,095             (140,095)                  --
                                                     -----------------   ------------------   ------------------
                                                             4,581,168           (4,581,168)                  --
                                                     -----------------   ------------------   ------------------
EXPENSES
         Property expenses:
                  Real estate taxes                            478,570             (478,570)                  --
                  Repairs and maintenance                      507,444             (507,444)                  --
                  Utilities                                    112,716             (112,716)                  --
                  Management fee                               203,500             (203,500)                  --
                  Insurance                                     29,884              (29,884)                  --
                  Other                                        129,620             (129,620)                  --
                                                     -----------------   ------------------   ------------------
         Property expenses, excluding depreciation           1,461,734           (1,461,734)                  --
                  Depreciation                                 658,551             (658,551)                  --
                                                     -----------------   ------------------   ------------------
         Total property expenses                             2,120,285           (2,120,285)                  --
         Interest                                              834,280             (834,280)                  --
         Administrative fee                                    173,831             (173,831)                  --
         Other administrative                                  391,396             (391,396)                  --
                                                     -----------------   ------------------   ------------------
                                                             3,519,792           (3,519,792)                  --
                                                     -----------------   ------------------   ------------------

Earnings from operations                                     1,061,376           (1,061,376)                  --

Net gain on sale of property                                        --            8,958,141            8,958,141
                                                     -----------------   ------------------   ------------------

Net earnings                                         $       1,061,376            7,896,765            8,958,141
                                                     =================   ==================   ==================

Basic and diluted net earnings per share             $             .27                 2.04                 2.31
                                                     =================   ==================   ==================

Average number of shares outstanding                         3,880,000            3,880,000            3,880,000

Ratio of earnings to fixed charges                           2.27 to 1           10.47 to 1                  N/A

NOTE: The pro forma adjustments represent activity of the Trust for the year 1999, including an assumed sale of the Properties as of January 1, 1999, the gain from which is net of all related costs for the proposed Asset Sale and the Liquidation.

The pro forma net proceeds resulting from the proposed Asset Sale are $23,125,450, consisting of the purchase price of $33,500,000 plus rents and other receivables purchased by AEGON Advisors of $499,810 less all recorded liabilities of $10,149,360 (assumed by AEGON Advisors or paid at closing) less transaction costs of $725,000.

The pro forma net gain on sale of property is $8,958,141, consisting of the purchase price of $33,500,000 less the real estate carrying value of $23,816,859 and less transaction costs of $725,000.

                            MARKET PRICE INFORMATION

         The common shares of beneficial interest for the Trust are quoted on the Nasdaq SmallCap Market under the symbol "USPTS." The following table sets forth the high and low sales prices per share of the shares as quoted on the Nasdaq SmallCap Market for the periods indicated.



                                                               SHARES OF BENEFICIAL
                                                                     INTEREST
                                                             -------------------------
                                                                HIGH            LOW
                                                             -----------    ----------
1998
Quarter ended March 31, 1998                                      $4.750       $4.125
Quarter ended June 30, 1998                                        5.000        4.313
Quarter ended September 30, 1998                                   7.500        3.875
Quarter ended December 31, 1998                                    6.250        3.750

1999
Quarter ended March 31, 1999                                      $4.250       $3.750
Quarter ended June 30, 1999                                        5.000        3.813
Quarter ended September 30, 1999                                   5.813        4.000
Quarter ended December 31, 1999                                    5.813        5.469

2000
Quarter ended March 31, 2000                                      $5.875       $5.625
Quarter ended June 30, 2000 (through May 10, 2000)                 5.713        5.719



         On August 16, 1999, the trading day on which the Trust announced it had executed a letter of intent to sell all of its assets to AEGON Advisors, the closing price of the shares was $4.25 per share as quoted on the Nasdaq SmallCap Market. On January 19, 2000, the last trading day before public announcement of the execution of the Purchase Agreement, the closing price of the shares was $5.656 per share as quoted on the Nasdaq SmallCap Market. On May 10, 2000, the most recent practicable date prior to printing this Proxy Statement, the closing price of the shares was $5.8125 per share, as quoted on the Nasdaq SmallCap Market. The Trust had 3,880,000 shares issued and outstanding held by approximately 1,837 shareholders of record as of May 5, 2000.


         The Trust is required to distribute at least 95% of its taxable income to continue its qualification as a REIT. The Trust has paid quarterly dividends totaling $0.32 per share in each of the last three completed fiscal years. During 1999, the Trust made distributions of $0.08 per share on February 16 to shareholders of record as of February 4, on May 24 to shareholders of record as of May 13, on August 16 to shareholders of record as of August 6, and on November 29 to shareholders of record as of November 16. The Trust has suspended quarterly distributions for 2000, pending the outcome of the Special Meeting. If the shareholders approve the Asset Sale and the Liquidation, the Trust expects to discontinue quarterly distributions and will, instead, pay an initial liquidating distribution as soon after the Asset Sale as is practical, with a final distribution to follow approximately one year later. The Trust's dividend reinvestment plan will also be terminated.

   SHAREHOLDERS ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR THE SHARES.

                         PROPOSAL NO. 1: THE ASSET SALE

                                 SPECIAL FACTORS

BACKGROUND OF THE ASSET SALE

         In accordance with its Declaration of Trust, the Trust's primary investment objective has been to invest in real estate which will provide the best available cash flow and offer prospects for long-term appreciation in value while conducting its business as a REIT. The principal source of funds for investment by the Trust was $25 million in proceeds from its initial public offering of shares. The Trust ceased the issuance of shares from this offering in 1978. The Trust completed a secondary offering of its shares in 1988, raising nearly $10 million. Since substantially all of the Trust's net income must be distributed to shareholders in order to qualify as a REIT, the Trust has relied primarily on cash generated from operations and property sales in excess of shareholder distributions, along with borrowings secured by mortgages on specific properties, to finance real estate investments. Additional real estate investments could be financed through additional borrowings secured by mortgages on the Trust's real estate properties. However, outstanding indebtedness of the Trust may not, according to its Declaration of Trust, exceed four hundred percent of the Trust's net assets (shareholders' equity plus accumulated depreciation). The Trust currently has no commitments or arrangements for any such financing, and there can be no assurance that suitable financing would be available on terms satisfactory to the Trust in the future if the Asset Sale and the Liquidation were not consummated.

         In the early 1990's, the REIT industry was expanding and many real estate entities, both REITs and non-REITs, were exploring various structures, including "umbrella partnership," or UPREIT, structures and others, as a means to finance continued growth. Because of the Trust's relatively small size and the discount of its stock price as compared to the underlying value of its assets, a number of parties contacted the Trust during this period to discuss possible business combination transactions. Although the Board of Trustees was receptive to these inquiries, the Board concluded that these transactions were unacceptable to the Trust because they undervalued the Trust and its assets or they involved complex restructurings in which the shareholders of the Trust would be exposed to the risk of holding equity interests in speculative real estate ventures. None of these inquiries proceeded beyond the stage of preliminary discussions with the Trust.

         At a meeting of the Board of Trustees on January 24, 1995, the Trustees discussed the Trust's strategic plan. At this meeting, the Board concluded that the Trust could not operate efficiently as a publicly held, externally-managed REIT at its present size and needed to grow its asset base. The Board reviewed efforts made in recent years to grow the Trust's asset base through internal means. In addition, the Trustees reviewed in general terms the recent contacts and inquiries from third parties regarding possible business combination transactions and the problems encountered in those proposed transactions. Based on these reviews, the Board concluded that it needed to take further steps to increase the probability of a business combination (with the Trust as either the surviving entity or absorbed into a larger entity) or asset sale as a means to improve shareholder value. Accordingly, the Board authorized the Trust's management to prepare and issue a press release regarding the Trust's intention of seeking a business combination or sale of assets transaction.

         On February 1, 1995, the Trust announced that it had begun exploring strategic alternatives for maximizing shareholder value, including the possibilities of a merger or a sale of the Trust's assets. In addition to reviewing the indications of interest generated by the press release, the Trust also used its formal and informal contacts in the real estate owning and investing community to try to identify possible business combination partners. During the period from February 1995 until April 1997, when the Trust engaged an investment banker to manage this process, the Trust received over 150 expressions of interest with respect to various strategic and financial transactions. Many of these expressions of interest consisted of nothing more than a request for information about the Trust and its properties. Some of the expressions of interest described proposed transactions, subject in each case to a review of the properties and negotiation of definitive agreements. The Trust executed confidentiality agreements with over 120 of the persons submitting expressions of interest and, to the extent requested, sent those persons information packages on the Trust's properties, rent rolls and property underwriting. None of these contacts developed to the point of serious talks between the parties or due diligence investigations, and no letters of intent were executed with any of the persons submitting expressions of interest.

         At a meeting on October 8, 1996, the Board of Trustees decided to retain outside legal counsel to advise it regarding business combination or sale of asset opportunities for the Trust. At a meeting on October 30, 1996, the Trust decided to retain Dorsey & Whitney LLP, Minneapolis, Minnesota, to act as its special legal counsel in connection with a possible merger or sale of assets transaction. At a meeting on March 19, 1997, the Board of Trustees discussed engaging an investment banking firm to assist it in identifying and negotiating a business combination or sale of assets opportunity for the Trust. On April 9, 1997, Raymond James & Associates, Inc. was engaged as financial advisor to the Trust to assist the Trust with its ongoing efforts to find an appropriate transaction. Upon the engagement of Raymond James, the Board directed the officers of the Trust to refer to Raymond James any pending and future inquiries concerning a transaction with the Trust.

         After its engagement in April 1997, Raymond James conducted a comprehensive review of the Trust's assets and of the expressions of interest previously received by the Trust. At a Board of Trustees meeting on July 23, 1997, Raymond James made a presentation to the Board. The presentation included a valuation analysis of the Trust, and a review of the most recent expressions of interest received by the Trust. Based on this presentation, the Board authorized Raymond James to conduct a broad search for possible business combination partners for either a strategic or a financial transaction with the Trust. Thereafter Raymond James, on behalf of the Trust, explored various business combination structures and identified and contacted a number of parties in the real estate industry concerning their interest in engaging in a transaction with the Trust.


         At a Board of Trustees meeting on November 19, 1997, with representatives of Dorsey & Whitney LLP and Raymond James in attendance, three companies made presentations to the Board concerning possible business combination transactions with the Trust. On December 1, 1997, the Trust received a proposed term sheet from one of these companies. After some discussion with the Trust and its legal and financial advisors, this company provided revised term sheets on December 10, 1997 and January 20, 1998. At a Board of Trustees meeting on January 22, 1998, this company and one other company made presentations to the Board concerning possible business combinations. After this meeting, this company provided the Trust with another revised term sheet on January 30, 1998. After the receipt of this term sheet the Trust entered into merger negotiations with this company. The Trust and this company also commenced due diligence investigations of their respective properties at this time. Although the Trust and this company engaged in these discussions for almost three months, they did not reach agreement on the terms and conditions of any specific transaction and no letter of intent was executed by the Trust and this company. On April 28, 1998, this company informed the Trust that, based on concerns it had with respect to the condition of the REIT market at that time, it had determined not to pursue the proposed business combination any further.

         On January 28, 1999, the Trust became aware of an unsolicited offer from a company identified as Sutter Opportunity Fund, LLC ("Sutter") to purchase for cash up to 175,000 shares of the Trust (approximately 4.5% of the total outstanding) for $3.25 per share, less any distributions paid after November 15, 1998 (including the $.08 distribution payable on November 16, 1998 to shareholders of record as of November 3, 1998). The offer was made to banks and brokerage firms, which then relayed the offer to individual shareholders. Sutter made the offer on January 19, 1999, and advised that the offer would expire at the close of business on February 19, 1999. The closing prices for the shares on the Nasdaq SmallCap Market during the offer period ranged from a low of $3.875 to a high of $4.25. The Trust learned of the offer on January 28, 1999 and immediately thereafter contacted Sutter Capital Management, an affiliate of Sutter, to obtain more information concerning the offer. After reviewing the terms of the offer and recent trading prices of the shares, the Trust encouraged shareholders to reject the offer in a press release issued on February 3, 1999.

         On March 8, 1999, the Trust received a proposal from AEGON Advisors for the purchase of the Trust's real estate assets for a total purchase price of $33,500,000, free and clear of mortgages and other encumbrances. The proposal was contingent upon negotiation of a definitive agreement, and obtaining approval from the Trust's shareholders and the subsequent liquidation of the Trust and receipt by the AEGON affiliated shareholders of the Trust of their respective shares of the liquidating distribution. Due to the relationship between the Trust, AEGON Advisors and the non-employee officers of the Trust who also are officers of, and employed by AEGON Advisors, the Board determined that it was appropriate to first seek the advice of Dorsey & Whitney LLP, its outside legal counsel, before responding to the proposal. See "--Conflicts of Interests."

         At a meeting of the Board of Trustees on April 8, 1999 and with a representative of Dorsey & Whitney LLP in attendance, the Board reviewed the proposal for the purchase of the assets by AEGON Advisors and discussed the terms of the offer, as well as the need for an opinion of an investment bank regarding the fairness of the transaction to the Trust's shareholders. The Board also briefly discussed, and compared the offer from AEGON Advisors to, the expressions of interest received by the Trust in prior years and to the transaction negotiated in the Spring of 1998. Following a discussion of the potential conflicts of interest faced by two members of the Board who were previously employed by AEGON USA and by the officers of the Trust who are employees of AEGON Advisors, the Board established a special committee, consisting of the two members of the Board of Trustees unaffiliated with AEGON Advisors or any of its affiliates (the "Special Committee"), to evaluate the AEGON Advisors proposal and to negotiate on behalf of the Trust and its unaffiliated shareholders the terms of and enter into definitive agreements with respect to the AEGON Advisors proposal. The members of the Special Committee were Richard Osborne, a business executive experienced in real property investments and development, and Samuel Kaplan, a business attorney in private practice in Minneapolis, Minnesota. Neither Mr. Osborne nor Mr. Kaplan had any prior employment history or other relationship with AEGON Advisors or any of its affiliates. The Special Committee was authorized to engage such legal, financial and other advisors to advise the Special Committee as they deemed necessary. The Board further determined that the approval by the Board of Trustees of any transaction resulting from the offer by AEGON Advisors would be specifically conditioned upon the prior approval of such transaction by the Special Committee. The officers of the Trust were directed to cooperate with the Special Committee and its advisors.

         On April 30, 1999, Messrs. Kaplan and Osborne of the Special Committee met with David Blankenship, Alan Fletcher and Maureen DeWald in their capacities as officers of AEGON Advisors, not as officers of the Trust, to discuss the proposal for the purchase of the assets. At this meeting, the members of the Special Committee raised several questions concerning the details of the AEGON offer.

         On May 19, 1999, Mr. Kaplan received a letter from Mr. Blankenship which outlined a revised proposal to be made by AEGON Advisors. The revised proposal contemplated a purchase of the Trust's real estate assets for a total purchase price of $33,500,000 free and clear of all mortgages and other encumbrances except for the existing indebtedness on the Yamaha Warehouse. In exchange for avoiding the prepayment penalty on the Yamaha Warehouse loan, the Trust would pay the required loan transfer fee and reimburse AEGON Advisors for the difference between the note rate and a market rate for the remaining term of the Yamaha Warehouse loan. The revised proposal also provided that all transaction costs would be borne by the Trust except for the cost of title insurance, surveys and environmental reports, which would be borne by AEGON Advisors.

         On May 28, 1999, after some further discussions among Mr. Kaplan, Mr. Osborne and Mr. Blankenship, the Special Committee received a revised proposal letter from AEGON Advisors. The revised offer contemplated a purchase of the Trust's real estate assets for a total purchase price of $33,500,000 free and clear of all mortgages and other encumbrances except for the existing indebtedness on the Yamaha Warehouse. The revised proposal also provided that all transaction costs including the loan transfer fee would be borne by the Trust, except for the cost of title insurance, surveys and environmental reports, which would be borne by AEGON Advisors. The revised offer was contingent upon the liquidation of the Trust, including the distribution to AEGON USA, as a shareholder of the Trust, of its proportionate share of the liquidating distributions.

         On June 7, 1999, Mr. Kaplan of the Special Committee circulated the revised proposal letter to the Board and suggested that a Board meeting be called to discuss the revised proposal.

         At a meeting of the Board of Trustees on June 21, 1999 with a representative of Dorsey & Whitney LLP in attendance, the Special Committee gave a report to the Board on its negotiations with AEGON Advisors concerning the proposal to purchase the assets of the Trust. After reviewing the revised proposal for the Board, the Special Committee recommended to the Board that it authorize the execution of the letter of intent with AEGON Advisors. The Board then discussed the revised proposal and draft letter of intent in detail, as well as the need for a fairness opinion with respect to the sale and the terms of its arrangements with Raymond James. At the conclusion of the meeting, the Board adopted resolutions authorizing execution of the letter of intent with AEGON Advisors and commencement of negotiation of the definitive agreements by the Special Committee and Dorsey & Whitney LLP as counsel for the Trust. Completion of the transaction was made subject to successful negotiation of the definitive agreements by the Special Committee, receipt of shareholder approval of the transaction and satisfactory arrangements for receipt of a fairness opinion from Raymond James.

         On June 22, 1999, AEGON Advisors provided a draft purchase agreement to the Trust and its legal counsel. For purposes of negotiating the draft agreement with AEGON Advisors on behalf of the Trust's unaffiliated shareholders, the Special Committee determined that it would not engage separate financial or legal advisors, but would continue to consult with Raymond James as financial advisor to the Trust, for purposes of this transaction, and Dorsey & Whitney LLP, the Trust's outside legal counsel.

         During July 1999, Dorsey & Whitney, LLP, as legal counsel to the Trust and in consultation with the Special Committee, engaged in negotiations with representatives of Raymond James concerning the terms of Raymond James' engagement as financial adviser to the Trust and for the delivery to the Board of a fairness opinion regarding the Asset Sale. At a meeting of the Board of Trustees on July 27, 1999, Mr. Kaplan of the Special Committee gave a report to the Board on the results of these negotiations with Raymond James. After discussion of the Raymond James engagement letter and the need for a fairness opinion in connection with the Asset Sale, the Board approved an amendment to the Trust's engagement letter with Raymond James under which the Trust agreed to pay Raymond James a fee of $100,000 for the fairness opinion upon delivery of the opinion, and a transaction fee of $150,000 upon the closing of the Asset Sale.

         On Friday, August 13, 1999 the Trust executed the letter of intent with AEGON Advisors. On Monday, August 16, 1999, the Trust issued a press release announcing that it had executed a letter of intent to sell all of its assets to AEGON Advisors, subject to negotiation of a definitive agreement and shareholder approval. Commencing thereafter, representatives of AEGON Advisors, the Special Committee, Raymond James, as financial advisor to the Trust, and Dorsey & Whitney LLP, as legal counsel to the Trust, proceeded to negotiate the terms of a definitive real estate sale and purchase agreement.

         On October 21, 1999, the Special Committee and the Board of Trustees jointly held a special meeting and considered the proposed Purchase Agreement and the transactions contemplated thereby. Members of the Special Committee and the Trust's legal counsel each made presentations to the Board concerning the terms of the proposed transaction. Raymond James reviewed with the Special Committee and the Board of Trustees the financial analyses performed by Raymond James in connection with its evaluation of the purchase price and related terms. Raymond James also rendered to the Special Committee and to the Board an oral opinion (which opinion was subsequently confirmed by delivery of a written opinion dated October 21, 1999) to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the price received by the Trust in connection with the Asset

Sale was fair, from a financial point of view, to the Trust's shareholders. The written opinion of Raymond James constitutes a part of this Proxy Statement and is attached hereto as ANNEX B. For a more detailed discussion of the written opinion of Raymond James, see "SPECIAL FACTORS-Opinion of Financial Advisor." A resolution to approve and authorize the Purchase Agreement and the Asset Sale and to recommend the Asset Sale and the Liquidation to the Trust's shareholders was adopted both by a unanimous vote of the Special Committee and by a unanimous vote of all Trustees.

         Commencing thereafter, legal counsel for the Trust, in consultation with representatives of the Trust and AEGON Advisors, proceeded to prepare a proxy statement and other documentation for the Asset Sale and the Liquidation. On January 20, 2000, the Trust and AEGON Advisors executed the Purchase Agreement and issued a joint press release announcing the execution of the Purchase Agreement.


         On May 10, 2000, the Trust became aware of another unsolicited offer from Sutter to purchase for cash up to 190,000 shares of the Trust (approximately 4.9% of the total outstanding) for $6.05 per share, less any distributions paid after May 1, 2000. Sutter made the offer on May 1, 2000, and stated that the offer would expire on June 2, 2000. The closing price for the shares on the Nasdaq SmallCap Market on April 28, 2000, the last trading prior to the making of the offer, was $5.719. In the offer Sutter advised the shareholders of the Trust that, if the liquidation proceeds ultimately paid by the Trust exceeded $6.05 per share, then a shareholder would be better off not accepting the offer; and if the liquidation proceeds ultimately paid by the Trust did not exceed $6.05 per share, then a shareholder would be better off accepting the offer. After reviewing the terms of the offer, the Trust issued a press release on May 11, 2000, which stated that the Trust currently anticipated that the liquidating distribution would exceed $6.50 per share and encouraged shareholders to reject the offer.


PURPOSE AND STRUCTURE OF THE ASSET SALE

         The purpose of the Asset Sale is to enable AEGON Advisors to acquire all of the real estate assets of the Trust including the Properties which AEGON Advisors already manages on a day-to-day basis and consolidate those Properties with and into its existing real estate portfolio, thereby eliminating a level of administration, regulatory reporting obligations and management peripheral to the core business of AEGON Advisors and providing the shareholders of the Trust the opportunity to liquidate the Trust and realize a premium over market prices for the Trust's shares in effect immediately prior to the announcement of the Asset Sale.

         The acquisition by AEGON Advisors of all of the real estate assets of the Trust was structured as an asset sale rather than a stock sale or merger in order to accommodate the desire of AEGON Advisors to ensure its acquisition of the real estate assets without unnecessary risk or the burden of maintaining another subsidiary. The Properties can easily be mixed into the AEGON real estate portfolio. Ownership of the Trust as a subsidiary of AEGON Advisors would not afford AEGON Advisors or AEGON USA with continued tax benefits of REIT status currently provided to the Trust. A merger of the Trust with another entity could involve complicated legal issues with limited guidance provided by Iowa common law. The Trust wished to have its shareholders presented with a simple transaction followed by liquidation as provided by the Trust's Declaration of Trust.

THE TRUST'S REASONS FOR THE ASSET SALE

         The Board of Trustees has determined, both by a unanimous vote of the Special Committee and by a unanimous vote of all Trustees, that the Purchase Agreement and the Asset Sale are fair to and in the best interests of the Trust and its shareholders, including the unaffiliated shareholders of the Trust, and has by such votes approved the Purchase Agreement and the Asset Sale. Accordingly, the Board of Trustees recommends that shareholders vote "FOR" the Asset Sale.

         In reaching its determination, the Board of Trustees considered a number of factors, including, without limitation, the following:

         1. the effectiveness of the Asset Sale in implementing the Trust's strategy of maximizing shareholder value through strategic alternatives, as first announced by the Trust in February 1995;

         2. the present and anticipated environment of the REIT industry, which has experienced a significant decline in stock market prices for publicly-traded REITs during the past two years, as well as a decline in real estate offerings in the public equity markets and a decline in liquidity of the real estate debt markets;


         3. the current and historical market prices with respect to the Trust's shares, including the fact that the expected liquidating distributions to shareholders in excess of $6.50 per share represent a premium at least 50% over the closing market price of $4.25 for the Trust's shares on the day of the announcement of the signing of a letter of intent to sell the Properties to AEGON Advisors. Net book value per share at September 30, 1999 was $4.14. Net book value per share at December 31, 1999 was $4.18.

         4. the expectations of the Board of Trustees that the Trust would not be able to operate efficiently as a publicly-held, externally-managed REIT at its present size, nor be able to raise the capital necessary to fund future growth through acquisition of additional properties, as affected by the depressed capital markets for REITs and the specific requirements of distributing substantially all of the Trust's net income and limitations on outstanding indebtedness as a percentage of net assets in order to qualify as a REIT;

         5. the terms and conditions of the Purchase Agreement, including the amount and form of the consideration to be received by the Trust, the limited conditions to the closing of the transaction relating to the Properties, and the financial ability of AEGON Advisors to complete the Asset Sale so that the Asset Sale is not conditioned on financing, which led the Trustees to conclude that there was a high probability that the Asset Sale would be consummated; and

         6. the financial presentation of Raymond James (which was engaged by the Trust in 1997 to assist with the Trust's ongoing efforts to find a suitable transaction) to the Board of Trustees and the Special Committee, including Raymond James' written opinion dated October 21, 1999, to the effect that, as of the date of such opinion and based upon and subject to certain matters stated therein, the price received by the Trust in connection with the Asset Sale is fair, from a financial point of view, to the Trust's shareholders. In reaching its opinion as to the fairness from a financial point of view, Raymond James employed generally accepted valuation methods. These methods included an analysis of the estimated value of the Trust's real estate assets, which indicated a gross value range from $28,976,000 to $32,752,000 as compared to the offer price in the Purchase Agreement of $33,500,000; a discounted cash flow analysis, which indicated a range of gross value of the real estate assets from $29,142,000 to $30,629,000 as compared to the offer price in the Purchase Agreement of $33,500,000; an analysis of comparable public company trading multiples; a comparable transactions analysis, including an analysis of premiums paid; and an analysis of the trading history of the Trust's shares. These analyses are all described further under "-Opinion of Financial Advisor." The Trust did not have the Properties appraised in connection with the Asset Sale.

         The foregoing discussion of the information and factors considered by the Special Committee and the Board of Trustees is not meant to be exhaustive but includes the material factors considered by the Special Committee and the Board of Trustees. Neither the Special Committee nor the Board of Trustees quantified or attached any particular weight to the various factors that they considered in reaching their determination that the Purchase Agreement and the Asset Sale are fair to and in the best interests of the Trust and its shareholders, including the unaffiliated shareholders of the Trust. Rather, the Board of Trustees viewed its recommendation as being based on its judgment, in light of the totality of the information presented and considered, as summarized in the reasons described above, and the overall effect of the Asset Sale and the Liquidation on the Trust's shareholders compared to continuing the business of the Trust in the ordinary course or seeking other potential parties to effect a business combination.

         In considering the recommendation of the Board of Trustees with respect to the Asset Sale, shareholders should be aware that the interests of certain trustees, officers and shareholders with respect to the Asset Sale are or may be different from and in addition to the interests of the Trust and its shareholders generally. In particular, the Board of Trustees and its advisors have relied in part on AEGON Advisor's expectations with respect to the Trust's future growth. The Special Committee and the Board of Trustees were aware of these interests, and took these interests into account in approving the Purchase Agreement and the transactions contemplated thereby. See "--Conflicts of Interests." However, because the Liquidation will require the approval of a majority of the unaffiliated shares, and because a Special Committee of trustees who have never been affiliated with either AEGON Advisors or its affiliates was established to negotiate the Purchase Agreement, with full power to appoint its own advisors and counsel, the Board of Trustees believes that the Asset Sale was negotiated on an arm's-length basis and that the Asset Sale is procedurally fair, as well as substantively fair, to the unaffiliated shareholders of the Trust.

         ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ASSET SALE.

OPINION OF FINANCIAL ADVISOR

         In April, 1997, Raymond James & Associates, Inc. was retained by the Trust to act as financial advisor in connection with potential business combinations. Raymond James was selected by the Trust based on its qualifications and expertise in the industry. At the October 21, 1999 meeting of the Board, Raymond James rendered its oral opinion, subsequently confirmed in writing, that, as of October 21, 1999 and based upon and subject to the various considerations set forth in its opinion, the price received by the Trust in connection with the Asset Sale is fair from a financial point of view to the Trust's shareholders.

         THE FULL TEXT OF THE RAYMOND JAMES WRITTEN OPINION DATED OCTOBER 21, 1999, WHICH SETS FORTH, AMONG OTHER THINGS, ASSUMPTIONS MADE, PROCEDURES FOLLOWED, MATTERS CONSIDERED AND THE LIMITATIONS ON THE SCOPE OF THE REVIEW UNDERTAKEN, IS ATTACHED AS ANNEX B TO THIS PROXY STATEMENT AND IS INCORPORATED HEREIN BY REFERENCE. SHAREHOLDERS ARE URGED TO, AND SHOULD, READ THE OPINION CAREFULLY AND IN ITS ENTIRETY. RAYMOND JAMES' OPINION IS DIRECTED TO THE SPECIAL COMMITTEE AND THE BOARD OF TRUSTEES AND ADDRESSES ONLY THE FAIRNESS OF THE PRICE RECEIVED BY THE TRUST IN CONNECTION WITH THE ASSET SALE FROM A FINANCIAL POINT OF VIEW TO THE SHAREHOLDERS AND DOES NOT ADDRESS ANY OTHER ASPECT OF THE ASSET SALE NOR DOES IT CONSTITUTE A RECOMMENDATION TO ANY SHAREHOLDER AS TO HOW TO VOTE AT THE MEETING. THE SUMMARY OF THE OPINION OF RAYMOND JAMES SET FORTH IN THIS PROXY STATEMENT IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF SUCH OPINION.

         In connection with rendering its opinion, Raymond James, among other things:

         * reviewed certain publicly available financial statements and other information of the Trust;

         * reviewed certain internal financial statements and other financial and operating data concerning the real estate assets and the Trust prepared by the management of the Trust;

         * reviewed certain financial projections prepared by management of the Trust;

         * discussed the past and current operations and financial condition and the prospects of the real estate assets and the Trust with officers of the Trust;

         * reviewed the reported prices and trading activity for the Trust's common shares;

         * compared the financial performance of the Trust and the prices and trading activity of the common shares with that of certain other comparable publicly-traded companies and their securities;

         * reviewed the financial terms, to the extent publicly available, of certain comparable transactions;

         * reviewed the draft Purchase Agreement dated as of October 14, 1999 and certain related documents; and

         * reviewed offers made for the real estate assets and or the Trust itself since April 1997.

         In rendering its opinion, Raymond James assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by Raymond James for the purposes of its opinion. With respect to the financial projections provided by the Trust, Raymond James assumed in its opinion that such projections had been reasonably prepared on a basis reflecting the best available estimates and judgments of the management of the Trust as to the future financial performance of the Trust. The opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to Raymond James as of, October 21, 1999.

         The following is a summary of the material financial and comparative analyses performed by Raymond James in connection with providing the opinion to the Board of Trustees on October 21, 1999. Certain of these summaries of financial analyses include information presented in tabular format. In order to understand fully the financial analyses used by Raymond James, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses.

                        USP REAL ESTATE INVESTMENT TRUST
                      TRADING ACTIVITY AND PREMIUM ANALYSIS

     ESTIMATED ASSET VALUE. Raymond James estimated the value of the Trust's real estate assets based on a property- by-property analysis. In estimating the value of each property, Raymond James applied a range of capitalization rates to
(1) projected net operating income for the 12 months ended December 31, 1999;
(2) net operating income based on the current leases in place; and (3) net operating income for the 12 months ended September 30, 1999. A range of capitalization rates were applied on an asset-by-asset basis and ranged from 8.75% to 11.5% based upon discussions with management, and other factors such as the age, quality, location and growth projections of the assets. The gross value of the real estate assets based on this analysis ranged from $28,976,000 to $32,752,000 as compared to an offer price in the Purchase Agreement of $33,500,000.

     DISCOUNTED CASH FLOW. Raymond James performed a discounted cash flow analysis of each of the real estate assets based on projections provided by the Trust. Raymond James discounted all available free cash flow before interest and dividends from each of the real estate assets for the years 2000 through 2002, using discount rates ranging from 11.0 % to 13.0% and a terminal value for each asset calculated by applying a capitalization rate to each of the properties projected net operating income in 2003. The capitalization rate applied to each of the assets in calculating the terminal value ranged from 9.0% to 11.0% based on midpoint of the range used to calculate the net asset value for each asset as set forth in "Estimated Asset Value" above. The range of discount rates was selected based upon Raymond James' estimate of expected investor returns, discussions with management and other factors such as the age, quality and location of the assets. The combined gross value of the real estate assets based on this analysis ranged from $29,142,000 to $30,629,000 as compared to an offer price in the Purchase Agreement of $33,500,000.

     ANALYSES OF SELECTED COMPARABLE PUBLICLY TRADED COMPANIES. Raymond James reviewed the trading statistics of selected comparable publicly traded retail property REITs. The comparable companies selected included:

       *          Kimco Realty Corporation
       *          New Plan Excel Realty Trust
       *          Weingarten Realty Investors
       *          Developers Diversified Realty Corporation
       *          Federal Realty Investment Trust
       *          JDN Realty Corporation
       *          Regency Realty Corporation
       *          Bradley Real Estate, Inc.
       *          Pan Pacific Retail Properties, Inc.
       *          Burnham Pacific Properties, Inc.
       *          IRT Property Company
       *          Center Trust Retail Properties, Inc.
       *          Konover Property Trust, Inc.
       *          Western Investment Real Estate Trust
       *          First Washington Realty Trust, Inc.
       *          Saul Centers, Inc.
       *          Mid-Atlantic Realty Trust
       *          Kranzco Realty Trust
       *          Acadia Realty Trust
       *          Price Enterprises, Inc.
       *          Philips International Realty Corporation
       *          Ramco-Gershenson Properties Trust
       *          Equity One, Inc.
       *          Malan Realty Investors, Inc.
       *          Agree Realty Corporation
       *          Aegis Realty Incorporated
       *          United Investors Realty Trust
       *          Urstadt Biddle Properties, Inc.

         Based on consensus security analyst estimates for 1999, as reported by First Call, an industry service provider of earnings estimates based on an average of earnings estimates published by various investment banking firms, and October 19, 1999 closing share prices, the trading multiples of 1999 projected FFO per share of the comparable companies ranged from 4.2x to 9.7x, with an average of 8.3x for companies with a market cap over $500 million, 7.1x for comparable companies with a market cap between $100 million and $500 million, and 7.3x for comparable companies with a market cap less than $100 million. With a market cap of $25 million and based on the net price per share estimated by the Trust resulting from the Asset Sale and the Liquidation, the Trust would have a trading multiple of 1999 projected FFO per share of 12.0x.

         Based on the October 19, 1999 closing share prices of the comparable companies, their dividend yields ranged from 6.9% to 14.9%, with an average of 8.8% for comparable companies with a market cap over $500 million, 10.6% for comparable companies with a market cap between $100 million and $500 million, and 11.1% for comparable companies with a market cap less than $100 million, as compared to a dividend yield of 5.0% for the Trust, based on the Trust's current annual dividend rate of $0.32 per share divided by the net price per share estimated by the Trust resulting from the Asset Sale and the Liquidation.

         None of the comparable companies is identical to the Trust. In evaluating the comparable companies, Raymond James made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Trust, such as the impact of competition on the Trust and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Trust or the industry or in the financial markets in general.

         ANALYSES OF SELECTED COMPARABLE TRANSACTIONS. Raymond James compared the price to be received by the Trust in connection with the Asset Sale with selected other comparable transactions. Raymond James analyzed two groups of selected transactions: transactions in which a public REIT was acquired (including certain public REIT transactions that have been announced, but not yet closed) and transactions in which a REIT focused on the retail property sector was acquired.

                            PUBLIC REIT TRANSACTIONS
                                    (CLOSED)


DATE EFFECTIVE                               TARGET                                      ACQUIROR
-------------------------  ------------------------------------------      ------------------------------------
2/25/98                    Value Property Trust                            Wellsford Real Properties
3/30/98                    ASR Investments Corporation                     United Dominion Realty Trust
4/8/98                     Oasis Residential                               Camden Property Trust
5/8/98                     Ambassador Apartments                           AIMCO
6/2/98                     Meridian Point Realty Trust                     EastGroup Properties
6/3/98                     Avalon Properties Inc.                          Bay Apartment Communities
6/15/98                    Horizon Group                                   Prime Retail
6/19/98                    Price REIT Inc.                                 Kimco Realty Corp.
6/30/98                    Security Capital Atlantic                       Security Capital Pacific Trust
8/3/98                     American General Hospitality                    CapStar Hotel Company
8/6/98                     Mid America Realty Investment                   Bradley Real Estate, Inc.
9/25/98                    New Plan Realty Trust                           Excel Realty Trust
9/30/98                    FAC Realty Trust                                Prometheus Southeast Retail
10/15/98                   Capstone Capital Corp.                          HealthCare Realty Trust
10/20/98                   Merry Land & Investment Co.                     Equity Residential Properties Trust
11/25/98                   National Income Realty Trust                    Tarragon Realty Investors
2/5/99                     Storage Trust Realty                            Public Storage Inc.
3/30/99                    Meridian Industrial Trust                       Prologis Trust
5/24/99                    Tower Realty Trust                              Reckson
6/8/99                     Irvine Apartment Communities                    Irvine Company
7/2/99                     Weeks Corp.                                     Duke Realty Investments
10/1/99                    Lexford Residential Trust                       Equity Residential Properties Trust

         Based on the closing prices for the trading day prior to the public announcement of each of the public REIT transactions, the average premium paid by the surviving company for the company being acquired was 12.2% and ranged from (12.6)% to 56.6% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 51.7%, based on the Trust's estimate of its net asset value following the Asset Sale. Based on the closing prices for the trading day four weeks prior to the public announcement of each of the public REIT transactions, the average premium paid by the surviving company for the company being acquired was 15.2% and ranged from (12.9%) to 88.9% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 56.3%, based on the Trust's estimate of its net asset value following the Asset Sale.


                            PUBLIC REIT TRANSACTIONS
                                   (ANNOUNCED)


DATE ANNOUNCED                                   TARGET                                            ACQUIROR
-------------------------      ------------------------------------------           ---------------------------------------
3/4/99                           Berkshire Realty                                      Aptco LLC
4/5/99                           Sunstone Hotel Investors                              Investor Group
6/16/99                          TriNet Corporate Realty Trust                         Starwood Financial Trust
8/31/99                          Commercial Assets Inc.                                Asset Investors Corporation
9/24/99                          Walden Residential Properties                         Olympus Real Estate Corporation

         Based on the closing prices for the trading day prior to the public announcement of each of the public REIT transactions which have been announced but not yet closed, the average premium to be paid by the surviving company for the company being acquired is 38.1% (18.7% excluding the TriNet Corporate Realty transaction) and ranges from 0.0% to 115.8% for the selected transactions (a maximum premium of 41.5% excluding the TriNet Corporate Realty transaction). On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 51.7%, based on the Trust's estimate of its net asset value following the Asset Sale. Based on the closing prices for the trading day four weeks prior to the public announcement of each of the public REIT transactions which have been announced but not yet closed, the average premium to be paid by the surviving company for the company being acquired is 43.6% (20.7% excluding the TriNet Corporate Realty transaction) and ranges from 2.3% to 135.3% for the selected transactions (a maximum premium of 40.3% excluding the TriNet Corporate Realty transaction). On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 56.3%, based on the Trust's estimate of its net asset value following the Asset Sale.


                    PUBLIC RETAIL PROPERTY REIT TRANSACTIONS
                                    (CLOSED)


DATE EFFECTIVE                               TARGET                                      ACQUIROR
-----------------------    ----------------------------------------        ----------------------------------
6/15/98                    Horizon Group                                   Prime Retail
6/19/98                    Price REIT Inc.                                 Kimco Realty Corp.
8/6/98                     Mid America Realty Investments                  Bradley Real Estate, Inc.
9/25/98                    New Plan Realty Trust                           Excel Realty Trust
9/30/98                    FAC Realty Trust                                Prometheus Southeast Retail

         Based on the closing prices for the trading day prior to the public announcement of each of these transactions, the average premium paid by the surviving company for the company being acquired in the public retail sector REIT transactions was 8.3% and ranged from 2.7% to 13.5% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 51.7%, based on the Trust's estimate of its net asset value following the Asset Sale. Based on the closing prices for the trading day four weeks prior to the public announcement of each of the public retail property REIT transactions, the average premium paid by the surviving company for the company being acquired was 11.4% and ranged from (7.9%) to 30.0% for the selected transactions. On the same computation basis, the premium to be paid by AEGON Advisors pursuant to the Asset Sale is 56.3%, based on the Trust's estimate of its net asset value following the Asset Sale. The FFO multiples for the acquired retail focused companies, calculated based on the price per share offered divided by the FFO per share based on the most recently reported trailing 12 month period, ranged from 7.7x to 15.5x with an average of 10.7x. The FFO multiple for the Trust is 14.5x based on the net price per share estimated by the Trust from the Asset Sale divided by FFO of $0.44 for the 12 month period ended September 30, 1999.

         No transaction utilized in a comparable transaction analysis is identical to the Asset Sale and, accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning financial and operating characteristics of the Trust and other factors that would affect the acquisition value of companies to which it is being compared. In evaluating the selected comparable transactions, Raymond James made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Trust, such as the impact of competition on the Trust and the industry generally, industry growth and the absence of any adverse material change in the financial condition and prospects of the Trust or the industry or in the financial markets in general.

         STOCK TRADING HISTORY. Raymond James reviewed the daily closing prices of the Trust's common shares from January 1, 1990 through October 19, 1999. Raymond James also reviewed the premium obtained by computing the percentage excess of the anticipated liquidating distributions to shareholders over the high, low and average closing price of the common shares for the following periods ended August 16, 1999, the date of the announcement of the signed letter of intent with AEGON Advisors.

Estimated Distribution Amount Based on the Offer Price $6.45


            RECENT USP PRICE PER SHARE
---------------------------------------------------
Price at Announcement (8/16/99)*                          4.25

                                                           High           Low            Average
                                                      -------------   ------------     -----------
One Month Prior                                       $     4.25      $     4.00       $    4.04
Three Months Prior                                    $     5.00      $     4.00       $    4.33
Six Months Prior                                      $     5.00      $     3.75       $    4.18
One Year Prior                                        $     6.38      $     3.75       $    4.59
Three Years Prior                                     $     6.38      $     3.56       $    4.41

                   OFFER PREMIUM
---------------------------------------------------
Price at Announcement (8/16/99)*                          51.7%

                                                          High            Low            Average
                                                      -------------    ------------     -----------

One Month Prior                                           51.7%           61.2%             59.5%
Three Months Prior                                        29.0%           61.2%             48.9%
Six Months Prior                                          29.0%           71.9%             54.2%
One Year Prior                                             1.1%           71.9%             40.6%
Three Years Prior                                          1.1%           81.0%             46.1%


*THE TRANSACTION WAS ANNOUNCED AFTER THE MARKET CLOSED ON 8/16/99.

         The summary set forth above does not purport to be a complete description of the analyses performed by Raymond James. The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be taken as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying the opinion. In addition, certain analyses or valuations may be more or less relevant than other analyses or valuations, and may have assumptions which are more or less probable than other assumptions, so that the ranges of valuations resulting from a particular analysis described above should not be taken to be Raymond James' view of the value of the real estate assets or the common shares. In light of the number and variety of analyses, valuations and assumptions considered, Raymond James did not assign relative weights to these analyses, valuations and assumptions considered.

         In performing its analyses, Raymond James assumed economic, market and other conditions as in effect on, and the information made available to it as of, October 21, 1999. The analyses performed by Raymond James are not necessarily indicative of actual value, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of Raymond James' analysis of whether the price to be received pursuant to the Purchase Agreement is fair from a financial point of view to the Trust, and were conducted in connection with the delivery of the opinion by Raymond James to the Board of Trustees. The analyses do not purport to be appraisals or to reflect the prices at which the real estate assets or the Trust might actually be sold. The Raymond James analyses described above should not be viewed as determinative of the opinion of the Board of Trustees or the management of the Trust with respect to the value of the Trust.

         The opinion speaks as of October 21, 1999 and Raymond James is not required to and does not intend to update the opinion. Among other things, changes in industry performance, general business, economic, market and financial conditions, as well as changes in the Trust's business or its properties, may affect a future determination of fairness. In the event of a material amendment to the Purchase Agreement, the Board of Trustees may request Raymond James to update the opinion if such amendment would result in a material change to the financial value of the transaction. If the Trust and AEGON Advisors agreed to a material change to the transaction, the Trust will redistribute revised proxy materials explaining the nature of, and the reasons for, such change and resolicit your vote.

          Raymond James is a full service broker-dealer engaged in most aspects of securities distribution and investment banking. Raymond James is the largest brokerage and investment firm headquartered in the State of Florida. It is a member of the New York Stock Exchange, American Stock Exchange, Philadelphia Stock Exchange, Boston Stock Exchange, Chicago Board Options Exchange, New York Futures Exchange, Pacific Stock Exchange and Chicago Stock Exchange. It is also a member of the Securities Industry Association, the National Association of Securities Dealers (NASD), and the Securities Investors Protection Corporation
(SIPC). In the ordinary course of its trading, brokerage and financing activities, Raymond James and its affiliates may, at any time, have a long or short position in, and buy and sell the equity securities of, the Trust for its account or the accounts of its customers.

     The type and amount of consideration payable in connection with the Asset Sale and Purchase Agreement was determined through negotiation between the Special Committee and AEGON Advisors. Although Raymond James provided financial advice to the Special Committee during the course of negotiations, the decision to enter into the Asset Sale and Purchase Agreement was solely that of the Board of Trustees and the Special Committee. Raymond James' advice, opinion and financial analyses were only one of the many factors considered by the Board of Trustees and the Special Committee in their evaluation of the proposed Asset Sale and Purchase Agreement and should not be viewed as determinative of the views of the Board of Trustees or the Special Committee with respect to the consideration to be received by the Trust in connection with the Asset Sale and Purchase Agreement.

     Pursuant to an engagement letter dated April 9, 1997, as amended on August 9, 1999, the Trust paid Raymond James a $50,000 engagement fee and has paid a $100,000 fee for its fairness opinion, and has agreed to pay Raymond James a cash transaction fee of $150,000 upon the closing of the Asset Sale. The Trust has also agreed to reimburse Raymond James for all expenses incurred in connection with the services provided by Raymond James. As of the date of this Proxy Statement, the Trust has paid Raymond James approximately $21,000 for expenses incurred on behalf of the Trust.

PERSPECTIVE OF AEGON ADVISORS AND ITS AFFILIATES ON THE FAIRNESS OF THE ASSET
SALE

     As discussed under "Special Factors--Background of the Asset Sale," the determination of the purchase price for the Asset Sale resulted from extensive arm's-length negotiation between the representatives of the Trust and AEGON Advisors. At the conclusion of the negotiation process, AEGON Advisors offered to acquire the real estate assets of the Trust for a price of $33,500,000.

     AEGON Advisors and its affiliates believe that the Asset Sale is fair to the unaffiliated shareholders of the Trust. Neither AEGON Advisors nor any of its affiliates undertook any formal or informal evaluation of its own as to the fairness of the Asset Sale to the shareholders of the Trust. Rather, AEGON Advisors and its affiliates reviewed and adopted the factors cited by the Trust as its reasons for the Asset Sale (see "Special Factors--The Trust's Reasons for the Asset Sale"). AEGON Advisors also concluded that the negotiation of the Purchase Agreement was procedurally fair to the unaffiliated shareholders based upon the fact that the terms of the Asset
Sale and the Purchase Agreement were negotiated on an arm's-length basis and approved by a Special Committee of trustees unaffiliated with AEGON Advisors, and that the Trust obtained an opinion from an independent financial advisor that the Purchase Agreement is fair, from a financial point of view, to the Trust's shareholders. In concluding that the terms of the Asset Sale are fair to the unaffiliated shareholders of the Trust, neither AEGON Advisors nor its affiliates attach specific weight to any factors in reaching its belief as to fairness.

UNSOLICITED OFFERS FROM THIRD PARTIES

     As of the date of this Proxy Statement, the Trust has not received any unsolicited offers from third parties for a merger or other business combination involving the Trust or any unsolicited proposal or offer to acquire in any manner a substantial equity interest in, a substantial portion of the voting securities of, or a substantial portion of the assets of the Trust, other than the transaction contemplated by the Purchase Agreement, since announcing the signing of the letter of intent by the Trust and AEGON Advisors to commence negotiations of the Asset Sale on August 16, 1999.

CONFLICTS OF INTEREST

     In considering the recommendation of the Special Committee and the Board, shareholders of the Trust should be aware that certain officers, trustees and shareholders of the Trust may have interests in the Asset Sale that may be different or in addition to the interests of shareholders of the Trust generally. In particular, the Board of Trustees and its advisors have relied in part on AEGON Advisor's expectations with respect to the Trust's future growth. The Special Committee and the Board were aware of these interests and considered them, among other factors, in approving the Asset Sale. The interests are summarized below.

     INTERESTS OF OFFICERS

     The following four officers of AEGON Advisors currently serve as non-employee officers of the Trust as part of the administrative services provided by AEGON Advisors pursuant to the Administrative Agreement: David L. Blankenship, Maureen DeWald, Alan F. Fletcher, and Roger L. Schulz (the "Officers"). Mr. Blankenship has served as President of the Trust since 1985. He has been employed by AEGON USA since 1977 in various administrative and management positions related to real estate investment activities and is Chairman of the Board and President of AEGON Advisors. Ms. DeWald has served as Vice President of the Trust since 1986 and Secretary since 1985. She has been employed by AEGON USA since 1983 as an attorney for real estate investment activities and is Senior Vice President, Secretary and General Counsel of AEGON Advisors. Mr. Fletcher has served as Treasurer of the Trust since 1986, as Vice President since 1985, as Assistant Secretary since 1982 and as principal financial officer since 1981. He has been employed by AEGON USA since 1981 in various financial and administrative positions related to investment activities and is Senior Vice President and Chief Financial Officer of AEGON Advisors. Mr. Schulz has served as Controller and Assistant Secretary of the Trust since 1995. He has been employed by AEGON USA since 1985 in various accounting and financial reporting positions related to real estate investment activities and is Manager--Financial Reporting for AEGON Advisors.

     The Officers receive no cash or deferred compensation in their capacities as such from the Trust. No separate fee is paid to AEGON Advisors for providing officers for the Trust. The Officers are currently employed by AEGON USA, and will remain employees of AEGON USA following the closing of the Asset Sale. In order to avoid any real or apparent conflict of interest among the Officers during the negotiation of the Purchase Agreement, the Board established the Special Committee to negotiate, review the fairness of, and approve the Purchase Agreement and the Asset Sale. The Officers were directed by the Board to cooperate with the Special Committee and its advisors. The Officers beneficially own 4,118 shares (excluding the shares owned by AEGON USA), and will thus be entitled to receive 0.1% of the assets distributed in the Liquidation. However, the shares beneficially owned by the Officers will be treated the same as shares held by all other shareholders. See "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS."

     INTERESTS OF TRUSTEES

     The following four persons currently serve on the Board of Trustees:
Patrick E. Falconio, Edwin L. Ingraham, Samuel L. Kaplan and Richard M. Osborne. Mr. Falconio has served as a Trustee and Chairman of the Board since 1988, and retired on February 1, 1999 as Executive Vice President and Chief Investment Officer of AEGON USA. He was also a director of AEGON Advisors and various other subsidiaries of AEGON USA until his retirement. Mr. Ingraham has served as a Trustee since 1984, and retired in 1988 as Executive Vice President, Treasurer and Chief Investment Officer of AEGON USA. In order to avoid any real or apparent conflict of interest among the Trustees approving the Asset Sale, the Board established the Special Committee of trustees not affiliated with AEGON Advisors or AEGON USA to negotiate, review the fairness of, and approve, the Purchase Agreement and the Asset Sale.

     The Trustees own in the aggregate 574,581 shares, and will thus be entitled to receive 14.81% of the assets distributed in the Liquidation. Mr. Falconio beneficially owns 2,000 shares through his wife; Mr. Ingraham owns 1,500 shares; Mr. Kaplan owns 8,500 shares, and beneficially owns 1,500 shares held in a profit sharing trust for his account; and Mr. Osborne beneficially owns 561,081 shares through Turkey Vulture Fund XIII, Ltd., of which he is the sole manager. However, the shares beneficially owned by the Trustees will be treated the same as shares held by all other shareholders. See "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS." Mr. Falconio also owns 17,624 shares and options to purchase 65,250 shares of AEGON, N.V., representing approximately 0.012% of the outstanding shares of AEGON, N.V. on a fully diluted basis. Messrs. Ingraham, Kaplan and Osborne do not own any shares of AEGON, N.V. The Asset Sale and the Liquidation will be immaterial to AEGON, N.V. and are not expected to have any impact on the share price of AEGON, N.V.

     The Trust's Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees and agents against all liabilities and expenses reasonably incurred in connection with the defense or disposition of any action, suit or other proceeding in which they may be involved or with which they may be threatened, while acting as a Trustee or as an officer, employee or agent of the Trust or thereafter, by reason of being or having been a Trustee, officer, employee or agent of the Trust, except with respect to any matter as to which they shall have been found to have acted in bad faith or with willful misconduct or reckless disregard of their duties or gross negligence or not to have acted in good faith in the reasonable belief that their action was in the best interests of the Trust. In connection therewith, the Trust maintains an insurance policy to cover liability of the Trustees, which the Trust expects to continue through tail coverage after the Asset Sale and the Liquidation.

     INTERESTS OF AEGON USA

     AEGON USA is the largest shareholder of the Trust, beneficially owning approximately 30.86% of the Trust's outstanding shares. The Trust believes that this share ownership will entitle AEGON USA to receive in excess of $7,000,000 in the Liquidation. In addition to its equity interest in the Trust, AEGON USA has provided debt financing for certain of the Properties. On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured, requiring principal repayment. On March 15, 1999, the Trust refinanced these mortgage loans with Monumental Life Insurance Company, a wholly owned subsidiary of AEGON USA. The new loans were for a period of one year, and carried an initial interest rate of 7%, and could be prepaid at any time without penalty. These loans were extended until August 1, 2000 on the same terms and conditions. If the Asset Sale is consummated, these loans will be repaid by the Trust from the proceeds of the Asset Sale as part of the Liquidation, prior to any liquidating distributions to shareholders.
See "PROPOSAL NO. 2: THE LIQUIDATION."

                 SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE

THE PURCHASE AGREEMENT

     THE FOLLOWING IS A BRIEF SUMMARY OF ALL MATERIAL PROVISIONS OF THE PURCHASE AGREEMENT. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY THE PURCHASE AGREEMENT, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS ANNEX C. WE HAVE NOT FILED WITH THE COMMISSION ALL EXHIBITS OR OTHER AGREEMENTS REFERRED TO IN THE PURCHASE AGREEMENT. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN HAVE THE MEANINGS ASCRIBED TO SUCH TERMS IN THE PURCHASE AGREEMENT.

     GENERAL

     On January 20, 2000, the Trust and AEGON Advisors entered into the Purchase Agreement pursuant to which the Trust has agreed to sell and transfer, and AEGON Advisors has agreed to purchase and assume, subject to the terms and conditions of the Purchase Agreement, including approval of the Trust's shareholders, all of the Trust's real estate assets and certain liabilities for $33,500,000. The Trust's real estate assets include the Properties and all Improvements, Personal Property, Tenant Leases, Operating Agreements, Warranties, Plans and Specifications, Licenses related thereto, as well as all rents, issues, royalties and profits of the Properties, whether coming due before or after the closing date of the Asset Sale. The Properties are being sold in fee simple title, subject to certain Permitted Exceptions. The properties will be transferred free and clear of mortgages and related liens, with the possible exception of the Yamaha Warehouse, as described below. Both Mendenhall Commons and North Park Plaza are subject to mortgage loans with Monumental Life Insurance Company, a wholly owned subsidiary of AEGON USA, which will be repaid by the Trust from the proceeds of the Asset Sale as part of the Liquidation. See "PROPOSAL NO. 2: THE LIQUIDATION." The Trust estimates that the known liabilities not assumed by AEGON Advisors will total approximately $8,000,000.

     If AEGON Advisors assumes, subject to lender consent, the existing lien of the first mortgage and related security instruments encumbering the Trust's Yamaha Warehouse property (the "Yamaha Debt"), thereby avoiding a substantial prepayment fee of approximately $42,000, the Trust will pay the Yamaha Lender an assumption fee of 1% of the outstanding principal owing under the Yamaha Debt, and the purchase price will be reduced by the outstanding principal and unpaid interest owing under the Yamaha Debt as of the Closing Date. The Yamaha Debt is expected to total approximately $1.4 million at the time of closing. If the Yamaha Lender refuses to consent to the sale, the purchase price will not be reduced, but the Trust will pay off the Yamaha mortgage at the closing of the Asset Sale, pay the prepayment fee and deliver the Yamaha Warehouse property free and clear of the mortgage and related liens. AEGON Advisors is obligated under the Purchase Agreement to use reasonable efforts to obtain the Yamaha Lender's consent to AEGON Advisors' assumption of the Yamaha Debt, and the Trust intends to use its best efforts to ensure that such consent is obtained. If the Yamaha Lender's consent is not obtained, however, the Trust expects that payment of the prepayment fee will reduce the total distributions per share by less than $.02.

     Subject to the conditions contained in the Purchase Agreement, the closing of the Asset Sale will take place at or be closed in escrow through the offices of American Title Company promptly following the Special Meeting, or at such other place or on such other date as may be mutually agreeable to the parties, but in no event later than June 30, 2000. There can be no assurance that all conditions of the Asset Sale will be satisfied.

     REPRESENTATIONS AND WARRANTIES

     The Purchase Agreement contains customary representations and warranties of the Trust relating to, among other things:

     *        the Trust's status as a domestic entity under the Internal Revenue
              Code;

     * due authorization and approval of the Purchase Agreement and each instrument or document required to be executed and delivered by the Trust pursuant to the Purchase Agreement and the consummation of the transactions contemplated thereby;

     * the absence of any governmental or regulatory authorization, consent or approval required to consummate the Asset Sale; and

     * the absence of any contract or agreement in conflict with the terms and conditions of the Purchase Agreement.

     The Purchase Agreement also contains customary representations and warranties of AEGON Advisors relating to, among other things:

     * due authorization and approval of the Purchase Agreement and the consummation of the transactions contemplated thereby;

     * the absence of governmental or other regulations that would restrict AEGON Advisors' proposed purchase of the Properties; and

     * the absence of any conflict between the proposed Asset Sale and AEGON Advisors' Articles of Incorporation or By-Laws.

     The parties also jointly made certain statements concerning the condition of the Properties, limited to their actual knowledge, regarding, among other things:

     * the absence, except as disclosed, of tenants in material default under their leases;

     * the absence of liens and encumbrances affecting the Properties, other than Permitted Title Exceptions;

     * material compliance of the Properties with all applicable laws, codes and ordinances including those regulating zoning, building, health, fire or other safety and environmental conditions;

     *        the status of insurance against fire and other hazards;

     * the absence of plans for condemnation, or street or other improvements which may result in special assessments against the Properties;

     * the absence of claims, suits or proceedings pending or threatened against or affecting the Properties; and

     * the absence of any damage to the Properties which has not been repaired.

     The parties further stated in the Purchase Agreement that neither the execution and delivery of the Purchase Agreement, nor the consummation of the contemplated transactions or compliance with the terms and provisions of the Purchase Agreement, will violate any provision of law to which the Trust is subject, or will conflict or result in any breach or default of, or result in any lien or encumbrance upon the Properties pursuant to, any indenture, mortgage, deed of trust, lease or other instrument to which the Trust is a party or by which the Trust or any of the Properties is bound.

AEGON Advisors has acknowledged that it is purchasing the Properties on an AS-IS condition, based upon its own inspections of the Properties and without the benefit of any representation, warranty or disclosure from the Trust.

     OPERATIONS OF THE TRUST PRIOR TO THE CLOSING

     While the Closing is pending, the Trust has agreed to operate the Properties in the ordinary course of business, by, among other things, complying with the terms of all leases, mortgages, or other contractual obligations, and performing regular, scheduled, or necessary maintenance and repair of the Properties and related fixtures, furniture and equipment. The Trust has agreed not to enter into any agreements or contracts affecting the Properties which will survive the closing, or any new lease or modifications or terminations of existing leases, without the consent of AEGON Advisors. Any contracts for tenant improvements for certain Permitted Lease Transactions which are not completed prior to Closing will be assigned to and assumed by AEGON Advisors. The Trust will pay for the tenant improvement costs or allowances and leasing commissions in approved or Permitted Lease Transactions to the extent necessary to maintain gross rent levels, upon which AEGON advisors had based its purchase price.

     AEGON Advisors is the asset manager for the Properties pursuant to a Management Agreement dated July 1, 1981 and an Administrative Agreement dated January 1, 1984 (together, the "Advisory Agreements"). See "THE TRUST--Administrative, Advisory and Acquisition Services" and "--Management Services." AEGON Advisors has agreed to continue to manage the Properties in the best interests of the Trust pursuant to the Advisory Agreements in the same manner as before the Purchase Agreement. All actions taken by the Trust in regard to the Properties at the recommendation of AEGON Advisors as advisor will be considered consented to by AEGON Advisors for purposes of the Purchase Agreement. The Trust has directed AEGON Advisors to conduct operations at the Properties in accordance with any applicable terms and conditions of the Purchase Agreement. The Trust has also agreed that AEGON Advisors will have access to the Properties to perform its due diligence and inspections allowed by the Purchase Agreement in addition to its normal access to the Properties in its capacity as advisor to the Trust. AEGON Advisors has agreed to indemnify the Trust for any loss, cost, damage or liability caused by AEGON Advisors' conduct of its due diligence review of the Properties.

     The Trust has further agreed to call the Special Meeting to obtain the approval of the shareholders for this transaction, which shall include the approval of the shareholders in accordance with the Declaration of Trust that the Trust be liquidated and the proceeds of the Asset Sale, together with other liquid assets of the Trust, less costs and reserves, be promptly distributed to the shareholders. The Trust agreed to recommend the Asset Sale, subject to receipt of a favorable fairness opinion from Raymond James.

     CLOSING CONDITIONS

     The Asset Sale will be consummated only if the Purchase Agreement and the Liquidation are approved and adopted by the Trust's shareholders. Although shareholder approval of a sale of the Trust's real estate assets normally is not required under the Trust's Declaration of Trust, the agreement by AEGON Advisors to purchase the real estate assets of the Trust is conditioned upon shareholder approval of the Asset Sale and shareholder approval of the Liquidation. Approval of the Asset Sale as submitted to the shareholders will require the affirmative vote of a majority of shares present at the Special Meeting. Approval of the Liquidation, resulting in the termination of the Trust, requires the affirmative vote of 66.67% of all outstanding shares the Trust. The Trust believes that the holders of approximately 46% of the outstanding shares (including AEGON USA) intend to vote in favor of the Asset Sale and the Liquidation. The Asset Sale is also conditioned on the receipt of a favorable fairness opinion from Raymond James. On October 21, 1999, the Board of Trustees received the written opinion of Raymond James that the Asset Sale is fair, from a financial point of view, to the Trust's shareholders.


     The closing of the Asset Sale also is subject to the satisfaction of certain other conditions specified in the Purchase Agreement, unless such conditions are waived. AEGON Advisors' obligation to buy the Properties is subject to, among other things, satisfaction, or waiver by AEGON Advisors, of the following material conditions:

     * AEGON Advisors obtaining a preliminary title report and a commitment for an owner's policy of title insurance satisfactory to AEGON Advisors from the Title Company with respect to each of the Properties;

     * AEGON Advisors obtaining certified surveys of the Properties which reveal no new exceptions unacceptable to AEGON Advisors;

     * AEGON Advisors obtaining an environmental report or report update concerning the Properties which does not show or indicate any asbestos in the Improvements or any contamination of the Properties above any level requiring a mediation or clean-up by any applicable federal, state or local law, code or ordinance except as otherwise agreed to by AEGON Advisors; and

     * the continued accuracy of the Trust's representations in the Purchase Agreement without any change in the rent rolls or the status of defaults of tenants which would be detrimental to the value of any Property.

As of the date of the mailing of this Proxy Statement, the first three of the foregoing conditions had been met.

     CLOSING PRORATIONS

     AEGON Advisors will obtain its own insurance coverage for the Properties at Closing. Rents and reimbursements due after Closing will be prorated at Closing based upon estimates of such amounts. Property expenses, collected rents, and ad valorem taxes on the Properties for the current year will be prorated at the Closing, effective as of the Closing Date, utilizing the latest available computations of such items. Except as otherwise agreed by the parties, the Trust will be responsible for all property expenses incurred, undertaken, or contracted for prior to Closing, and has agreed to indemnify and hold AEGON Advisors harmless from any claim, cost, or cause of action arising from any such expenses and liabilities. Charges under the continuing Operating Agreements assumed by AEGON Advisors will be prorated between the parties at Closing. Tenant security deposits in the possession of the Trust and prepaid rents will be credited to AEGON Advisors. In addition to the Purchase Price, AEGON Advisors will pay the Trust its pro rata share of all tenant delinquent rental accounts at face value, but will only pay for accounts whose total delinquency is less than ninety (90) days past due, and specifically shall not pay for the accounts of any tenants in bankruptcy or state insolvency proceedings or any accounts whose total delinquency is more than thirty (30) days past due if the tenant in question has vacated the property. All other rental accounts will be transferred to AEGON Advisors at Closing without additional charge. The Trust will cause all utility meters to be read on the Closing Date and AEGON Advisors shall be responsible for having utilities connected on such date in its own name.

     RISK OF LOSS

     Until Closing, all risk of loss of the Properties is on the Trust and if, prior to Closing, the Properties, or any part thereof, become damaged by fire or other casualty or become the object of any condemnation proceedings, AEGON Advisors may, as its sole and exclusive remedy, elect to either (i) terminate the Purchase Agreement, or (ii) proceed with the Closing and receive an assignment in form acceptable to AEGON Advisors of all insurance proceeds or awards for such taking, free and clear of all liens, claims and encumbrances, and in the case of casualty, together with a cash payment by the Trust to AEGON Advisors in the amount of the lesser of (a) any deductible under the Trust's insurance, or (b) the cost of the repair of the damage. If the estimated cost of repair is less than $1,000,000, AEGON Advisors has agreed to proceed to Closing.

     REMEDIES

     The Trust's sole remedy in the case of a default in AEGON Advisors' performance under the Purchase Agreement is the receipt of the $200,000 in earnest money paid into escrow by AEGON Advisors and termination of the Purchase Agreement. Upon a default by the Trust under the Purchase Agreement, AEGON Advisors may, as its sole and exclusive remedies, elect to: (i) terminate the Purchase Agreement and reclaim the earnest money; (ii) seek specific performance of the Purchase Agreement; or (iii) sue the Trust for damages not to exceed the earnest money.

     Except for failure to close on the specified Closing Date, in which case no notice or cure period is required, prior to a declaration of default, the parties have agreed to give written notice to each other specifying the default. The defaulting party will have five business days from receipt of such notice to cure the default. If the cure period extends beyond the scheduled date of Closing, the Closing Date will be postponed to the last day of the cure period. In the event either party to the Purchase Agreement employs an attorney and commences legal action because of the other party's default, then the non-prevailing party will pay to the prevailing party reasonable attorney's fees incurred in the enforcement of the Purchase Agreement.

     INDEMNIFICATION

     The parties have agreed to indemnify and hold harmless each other with respect to any loss arising from the inaccuracy of such party's representations and warranties. AEGON Advisors has also agreed to indemnify and hold harmless the Trust for any loss incurred by the Trust caused by AEGON Advisors' conduct of its due diligence.

     TERMINATION


     The Purchase Agreement is subject to termination under several circumstances, including failure to obtain the requisite shareholder approval. It shall terminate if any of the closing conditions are not satisfied or waived, if AEGON Advisors defaults in its performance of the Purchase Agreement, if the Trust defaults in its performance of the Purchase Agreement, or if the Properties become damaged by fire or other casualty or become the object of any condemnation proceedings before the Closing. See " -Remedies" above for a summary of the effect of termination of the Purchase Agreement prior to Closing. No other fees are due upon termination of the Purchase Agreement.

     AMENDMENT AND WAIVER

     The Purchase Agreement may be amended, superseded, extended or modified only in a written document executed by both AEGON Advisors and the Trust. If the conditions to closing regarding the status of the Properties are not timely satisfied, AEGON Advisors may elect to (i) waive such conditions and close, (ii) terminate the Purchase Agreement, or (iii) reject the affected Property or Properties by notice to the Trust, in which event the rejected Properties will be deleted from the Purchase Agreement and the purchase price will be reduced by the amount allocated to the deleted Properties.

     FEES AND EXPENSES

     The Trust will bear all costs and related expenses incurred in connection with the Asset Sale and the Liquidation, including applicable transfer taxes, with the exception of expenses related to the cost of title policies, surveys and environmental reports and one-half of the Title Company escrow fees, if any, which AEGON Advisors will bear. No fees or commissions will be paid to any brokers, finders or other persons in connection with the Asset Sale or the Liquidation except for the fees due Raymond James, whose fees shall be borne by the Trust. See "SPECIAL FACTORS--Opinion of Financial Advisor." The Trust expects the expenses it will incur in connection with the Asset Sale and the Liquidation will total approximately $725,000. See "EXPENSES OF THE TRANSACTION."

ANTICIPATED ACCOUNTING TREATMENT

     The Asset Sale will be accounted for as a sale by the Trust, and as a purchase by AEGON Advisors.

FINANCING OF THE ASSET SALE; SOURCE OF FUNDS

     AEGON Advisors has represented in the Purchase Agreement that it, together with its affiliates, has sufficient capital resources necessary to perform its obligations under the Purchase Agreement. AEGON Advisors intends to finance the Asset Sale with working capital funds.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is a summary of the material federal income tax consequences to the Trust and its shareholders relevant to the Asset Sale and the Liquidation, but is not intended to be a complete analysis of all the potential tax effects. The Trust did not obtain an opinion of tax counsel with respect to the Asset Sale or the Liquidation. The discussion below is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service ("IRS") rulings, and judicial decisions now in effect, all of which are subject to change at anytime. Any such changes may be applied retroactively. The following discussion has no binding effect on the IRS or the courts and assumes that the Trust will liquidate substantially in accordance with the process described below under "PROPOSAL NO. 2: THE LIQUIDATION." It is also assumed that all liquidating distributions by the Trust to shareholders or to the liquidating trust will occur during the same taxable year as the Asset Sale occurs, and that a final distribution from the liquidating trust to shareholders will occur approximately one year after the liquidating trust is established. No assurances can be given that the tax treatment described herein will remain unchanged at the time of the distributions.

     CONSEQUENCES TO THE TRUST

     Upon the Asset Sale, the Trust will generally recognize capital gain to the extent the amount it realizes upon the sale of each real estate asset exceeds its adjusted basis in that asset for federal income tax purposes at the time of the sale. The Trust should not be subject to tax on the net capital gain that it recognizes as a result of the Asset Sale if before the end of the taxable year during which the Asset Sale occurs it makes liquidating distributions to shareholders or to the liquidating trust in an amount at least equal to its earnings and profits (as calculated for federal income tax purposes) for that taxable year. Until the Liquidation is completed and the Trust ceases to exist, the Trust will continue to be subject to tax on its taxable income.

     CONSEQUENCES TO SHAREHOLDERS

     The Asset Sale will not in itself result in federal income tax consequences to the holders of the shares. Upon receipt of the liquidating distributions, however, shareholders will recognize gain or loss equal to the difference between (i) the amount of cash distributed to them in the Liquidation (and their pro rata share of the funds transferred by the Trust to the liquidating trust), and (ii) their tax basis for their shares. Gain or loss recognized by a shareholder will be capital gain or loss provided the shares are held as capital assets. If the shares are held as capital assets and the shareholder has held the shares for more than one year, the gain will be long-term capital gain. Long-term capital gains of individuals, estates, and trusts are currently taxed at a maximum rate of 20%. Long-term capital gains of corporations are taxed at the same rates as ordinary income (at rates up to 35%). To determine the deductibility of capital losses, all capital gains and losses incurred in the year must be totaled. Any capital losses are deductible only to the extent of any capital gains plus, in the case of non-corporate shareholders, ordinary income of up to $3,000.00 per year. Corporate shareholders can use capital losses for a tax year only to offset capital gains in that year. Individuals and other non-corporate shareholders may carry over a net capital loss for an unlimited time until the loss is exhausted. Corporate shareholders may carry back a capital loss to each of the three tax years preceding the loss year to offset capital gain. Any excess may be carried forward for five years following the loss year. After the close of its taxable year, the Trust will provide shareholders and the IRS with a statement of the amount of cash distributed to each of the shareholders during that year.

     THE LIQUIDATING TRUST

     When the amount representing the Contingency Reserve hereinafter defined is transferred to the liquidating trust, shareholders will be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust, reduced by the amount of known liabilities assumed by the liquidating trust or to which the property transferred is subject. See "PROPOSAL NO. 2: THE LIQUIDATION -- Contingency Reserve; Liquidating Trust." The liquidating trust itself should not be subject to tax. After formation of the liquidating trust, the shareholders must take into account for federal income tax purposes each year their allocable portion of any income, expense, gain or loss recognized by the liquidating trust. As a result of the transfer of property to the liquidating trust and the possible receipt of income by the liquidating trust, shareholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust with which to pay the tax. The final distribution from the liquidating trust to shareholders will not have any further federal income tax consequences to shareholders.

     STATE AND LOCAL INCOME TAX CONSEQUENCES

     Shareholders may also be subject to liability for state and local taxes with respect to the receipt of liquidating distributions for their shares, as well as their interests in the liquidating trust.

     THE TRUST RECOMMENDS THAT EACH SHAREHOLDER CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE FEDERAL, STATE, AND LOCAL TAX CONSEQUENCES OF THE PROPOSED ASSET SALE AND THE LIQUIDATION.

ABSENCE OF APPRAISAL RIGHTS

     Under the Declaration of Trust, which is governed by Iowa common law, if the shareholders approve the Asset Sale and the Liquidation, the Asset Sale and the Liquidation will not give rise to any rights of shareholders of the Trust to seek a court appraisal of their shares, or any similar dissenters' rights.

REGULATORY APPROVALS

     The Trust believes that no regulatory approvals are or will be required in connection with the Asset Sale or the Liquidation. At the completion of the Liquidation, the Trust will file notice with the County Recorder of Linn County, Iowa, thereby terminating the Trust.

                         PROPOSAL NO. 2: THE LIQUIDATION

GENERAL


     If the shareholders approve the Purchase Agreement and the Asset Sale is consummated, the assets of the Trust will consist of $33,500,000 in cash proceeds from the Asset Sale, less approximately $1.4 million for repayment or assumption of the Yamaha Debt and less such amount of proceeds necessary to pay certain liabilities not assumed in the Asset Sale, including the outstanding mortgage loans on Mendenhall Commons and North Park Plaza. The Trust's other assets will consist of cash and cash equivalents. The Trust currently estimates that liabilities not assumed will total approximately $8,000,000. See "SELECTED FINANCIAL DATA." Accordingly, the Trust estimates that there will be approximately $25,500,000 (less the costs of operation and professional fees during liquidation, and less any unforseen liabilities asserted during liquidation) available for distribution to shareholders in liquidation on a pro rata basis. See "PRO FORMA FINANCIAL INFORMATION." As of the date of this Proxy Statement, the Trust had 3,880,000 shares issued and outstanding. The Asset Sale and the Liquidation are expected to result in total liquidating distributions to shareholders in excess of $6.50 per share. No assurances can be given, however, that, as a consequence of the Liquidation, holders of the Trust's shares will receive aggregate cash distributions per share which exceed the prices at which the Trust's shares have generally been traded.

     Assuming the Closing of the Asset Sale occurs on or before June 15, 2000, the Board of Trustees presently intends to pay an initial cash distribution of at least $6.50 per share to shareholders on or before June 30, 2000 (the "Initial Distribution") provided that the Board believes at that time that the Contingency Reserve hereinafter defined is adequate to provide for the Trust's obligations, liabilities (actual and contingent) and expenses. Depending on their tax basis for their shares, shareholders may be required to recognize gain for tax purposes upon receipt of distributions in liquidation and upon the transfer of any undistributed assets to a liquidating trust. See "--Liquidating Distributions," "SUMMARY OF MATERIAL FEATURES OF THE ASSET SALE -- Federal Income Tax Consequences" and "PRO FORMA FINANCIAL INFORMATION."



     Liquidation resulting in termination of the Trust requires the affirmative vote of 66.67% of the Trust's outstanding shares. Liquidation of the Trust will not occur, however, unless the Asset Sale is also approved and consummated. The Board of Trustees has determined, both by a unanimous vote of the Special Committee and by a unanimous vote of all Trustees, that the Liquidation is in the best interests of the Trust and its shareholders, and has by such votes approved the Liquidation. In making its determination that the Liquidation is in the best interests of the Trust and its shareholders, the Board of Trustees considered a number of factors, including those factors described in "SPECIAL FACTORS -- The Trust's Reasons for the Asset Sale." In particular, the Special Committee and the entire Board of Trustees considered AEGON Advisors' requirement under the Purchase Agreement that the Liquidation be approved by the Trust's shareholders and that the Liquidation promptly follow the Asset Sale, and the fact that the expected liquidating distributions to shareholders in excess of $6.50 per share represent a premium at least 50% over the closing market price for the Trust's shares on the day of announcement of the signing of a letter of intent to sell the Properties to AEGON Advisors, which led the Trustees to conclude that the Asset Sale and the Liquidation would provide an opportunity for shareholders to receive a significant premium to current and recent trading prices for the Trust's shares.


     ACCORDINGLY, THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE LIQUIDATION.

LIQUIDATION PROCEDURE

     In the event that the Liquidation is approved by the shareholders and the Asset Sale is consummated, the officers of the Trust will be directed to commence the immediate liquidation of the Trust. The Trust will cease to carry on its business, except to the extent necessary for the winding up of the Trust. The Advisory Agreements will be amended, providing for a reasonable and customary fee to AEGON Advisors for its continued services until the liquidation proceedings are completed or until a liquidating trust is established. The Trust does not expect the fee for such services to exceed the fee historically paid to AEGON Advisors under the parties' agreements. The legal existence of the Trust will continue to the extent necessary to wind up the affairs of the Trust until the liquidation proceedings described below are completed and a notice is filed with the County Recorder of Linn County, Iowa.

     The officers will proceed as soon as possible to collect or make provision for the collection of all known debts due or owing to the Trust, pay or make provision for the payment of all known debts, obligations, and liabilities of the Trust according to their priorities, and will give notice to each creditor of and claimant against the Trust. A notice of the pending liquidation will be published in a newspaper. All claims must be received within 120 days of publishing or giving written notice, as applicable. The Trust may accept or reject the claim by giving written notice to the person submitting it. The officers will be authorized to sell, transfer or otherwise dispose of all remaining property and assets of the Trust, if any, and all tangible or intangible property, including money, remaining after the discharge of, or after making adequate provision for the discharge of, the debts, obligations and liabilities of the Trust will be distributed on a pro rata basis to the shareholders of record on the Final Record Date selected by the Board for the distributions. No further shareholder votes will be solicited. The Trust will indemnify its officers, trustees, employees, agents, and representatives for actions taken in connection with the Asset Sale and the winding up of the affairs of the Trust. The Trust's obligations to indemnify such persons may also be satisfied out of assets of the liquidating trust established hereunder.

     The Board of Trustees has determined to establish a Contingency Reserve of approximately $400,000 which it believes will be sufficient to satisfy the liabilities, expenses, and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the Closing. The net balance, if any, of the Contingency Reserve remaining (including interest earned on cash in the Contingency Reserve) after payment, provision or discharge of all liabilities, expenses and obligations, also will be distributed to the Trust's shareholders pro rata or to the liquidating trust. Although the Trust presently intends to pay the Initial Distribution on or before June 30, 2000 (assuming the closing of the Asset Sale occurs on or before June 15, 2000), no assurances can be given that available cash at that time together with the Contingency Reserve will be adequate in the Board's judgment to provide for the Trust's obligations, liabilities, expenses and claims as well as to fund the distribution. See "--Liquidating Distributions," "--Contingency Reserve; Liquidating Trust" and "PRO FORMA FINANCIAL INFORMATION."


     Promptly following the closing of the Asset Sale and the Initial Distribution, the Trust expects to transfer any remaining assets (including any remaining Contingency Reserve) to a liquidating trust. Assuming the expiration of all time periods relating to payment of claims described above and assuming there are no pending legal, administrative or arbitration proceedings by or against the Trust, a notice will then be filed with the County Recorder of Linn County, Iowa. When the notice of liquidation has been filed, the Trust will be terminated. Currently with the termination of the Trust, the Trust will file appropriate documentation with the Securities and Exchange Commission to terminate the Trust's periodic report filing obligations under the Securities Exchange Act of 1934, as amended. Once the liquidating trust is established, the Trust will distribute pro rata to the shareholders beneficial interests in the liquidating trust ("Interests"). It is anticipated that the Interests will not be freely tradeable; hence, although the recipients of the Interests in the liquidating trust will be treated for tax purposes as having received their pro rata share of property transferred to the liquidating trust and will thereafter take into account for tax purposes their allocable portion of any income, expense, gain or loss realized by the liquidating trust, the recipients of the Interests will not realize the value of the Interests unless and until the liquidating trust distributes cash or other assets to them.

LIQUIDATING DISTRIBUTIONS


     The Board has not established a firm timetable for distributions to shareholders. If the closing of the Asset Sale takes place, the Board will, subject to the requirements for maintaining adequate reserves to pay all of the Trust's liabilities and obligations, make such distributions as promptly as practicable consistent with maximizing shareholder value. Assuming the Asset Sale closing occurs on or before June 15, 2000, the Board of Trustees presently intends to pay an Initial Distribution of at least $6.50 per share to shareholders on or before June 30, 2000, provided that at that time the Board is of the opinion that the Contingency Reserve is adequate to provide for the Trust's obligations, liabilities (actual and contingent) and expenses. The Trust expects a second, and final, distribution to shareholders will be made by the liquidating trust approximately one year after establishing the liquidating trust (the "Final Distribution"). The actual amount and timing of, and Final Record Date for, all distributions will be determined by the Board of Trustees, in its sole discretion, and will depend upon the amounts deemed necessary by the Board to pay or provide for all of the Trust's liabilities and obligations. However, the ultimate amount of liabilities cannot be determined with certainty, which makes it impracticable to predict the aggregate net amount ultimately distributable to shareholders. Claims, liabilities and expenses from operations will continue to accrue following approval of the Asset Sale and the Liquidation and closing of the Asset Sale, and the Trust anticipates that expenses for professional fees and other expenses of liquidation will be significant. See "EXPENSES OF THE TRANSACTION." These expenses will reduce the amount of assets available for ultimate distribution to shareholders. While the Trust does not believe that a precise estimate of those expenses can presently be made, the Board believes that available cash, interest income and the amounts which will be received upon the closing of the Asset Sale will be adequate to provide for the Trust's obligations, liabilities, expenses and claims (including contingent liabilities) and to make cash distributions to shareholders. However, no assurance can be given as to the foregoing. See "PRO FORMA FINANCIAL INFORMATION."


CONTINGENCY RESERVE; LIQUIDATING TRUST

     The Board of Trustees has determined to establish a Contingency Reserve of approximately $400,000 which it currently believes will be sufficient to operate the Trust until termination, and which it believes it will be sufficient to satisfy the liabilities, expenses and obligations of the Trust not otherwise paid, provided for or discharged at or immediately after the closing of the Asset Sale. The actual size of the Contingency Reserve is based upon estimates and opinions of management derived from consultations with outside experts and review of the Trust's estimated operating expenses and liabilities (actual and contingent) and obligations. There can be no assurance that the Contingency Reserve will be sufficient.


     Assuming the Closing of the Asset Sale occurs on or before June 15, 2000, and the Initial Distribution occurs on or before June 30, 2000, the Trust expects to transfer the remaining assets (including any remaining Contingency Reserve) to a liquidating trust. The sole purpose of the liquidating trust will be to liquidate any remaining assets of the Trust on terms satisfactory to the liquidating trustees and, after paying any remaining liabilities of the Trust, distribute the proceeds of such assets to the Trust's shareholders. The liquidating trust will be obligated to pay any expenses and liabilities of the Trust which remain unsatisfied. If the Contingency Reserve transferred to the liquidating trust is exhausted, such expenses and liabilities will be satisfied out of the liquidating trust's other unsold assets, if any. The Trust expects a Final Distribution to be made by the liquidating trust approximately one year after establishing the liquidating trust.


     The Board of Trustees will appoint one or more individuals or corporate persons to act as trustee or trustees on such terms and conditions as the Board of Trustees determines.

     In the event the Trust fails to create an adequate Contingency Reserve for payment of its expenses and liabilities, or should the Contingency Reserve and the assets held by the liquidating trust be exceeded by the amount ultimately found payable in respect of expenses and liabilities, each shareholder could be held liable for the payment to creditors of his or her pro rata share of the excess, limited to the amounts theretofore received by the shareholder by way of distributions from the Trust or the liquidating trust.

     If a court determines at any time that the Trust has failed to make adequate provision for its expenses and liabilities or if the amount ultimately required to be paid in respect of such liabilities exceeds the amount available from the Contingency Reserve and the assets of the liquidating trust, a creditor of the Trust could seek an injunction against the making of distributions to shareholders on the ground that the amounts to be distributed are needed to provide for the payment of the Trust's expenses and liabilities. Any such action could delay or substantially diminish the cash distributions to be made to shareholders.

FINAL RECORD DATE

     The share transfer books of the Trust will be closed on the close of business on the record date fixed by the Board of Trustees for the Initial Distribution, and thereafter no further transfers will be recorded on the Trust's books, and no further share certificates will be issued, other than replacement certificates. It is anticipated that no further trading of the Trust's shares will occur after that date (the "Final Record Date"). See "--Listing and Trading of the Shares and Interests in the Liquidating Trust" below. When making the Initial Distribution on or after the Final Record Date, the Trust will require shareholders to surrender certificates representing their shares in order to receive the distribution. Shareholders should not forward their share certificates before receiving instructions to do so. All distributions otherwise payable by the Trust or the liquidating trust, if any, to shareholders who have not surrendered their share certificates may be held in trust for those shareholders, without interest, until the surrender of their certificates (subject to the requirements of state "escheat" laws requiring transfer of unclaimed property to the states).

LISTING AND TRADING OF THE SHARES

     Prior to the Final Record Date, the Trust's shares of beneficial interest will continue to be transferable and the Trust's shareholders will continue to have such rights as applicable laws confer upon shareholders. The Trust currently intends to close its books on the Final Record Date and at that time cease recording share transfers and issuing share certificates (other than replacement certificates). Accordingly, it is expected that trading in the shares will cease on that date.

                   MANAGEMENT OF THE TRUST AND AEGON ADVISORS

MANAGEMENT OF THE TRUST

     Information concerning the management of the Trust, the names, principal occupations and employment history of the trustees and officers of the Trust, is provided in the Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 1999 that is incorporated by reference in this Proxy Statement and attached hereto as ANNEX A. See "WHERE YOU CAN FIND MORE INFORMATION." All of the trustees and officers of the Trust are citizens of the United States. The business address of each trustee and officer of the Trust is listed in footnote
(1) to the table under "OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS."

MANAGEMENT OF AEGON ADVISORS

     AEGON Advisors is a wholly owned subsidiary of AEGON USA, an Iowa corporation which is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands which is controlled by Vereniging AEGON, an association organized under the laws of the Netherlands. AEGON USA's business address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AEGON N.V.'s business address is 50 Mariahoeveplein, 2501 CE The
Hague, The Netherlands.

     AEGON ADVISORS. The names, positions and five years of employment history of the directors of AEGON Advisors are listed below. Unless otherwise specified below, the directors are United States citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

     David L. Blankenship is Chairman of the Board and President of AEGON Advisors. Douglas C. Kolsrud has been Executive Vice President, Asset Allocation and Risk Management, of AEGON USA since 1998 and, prior to that, was Corporate Actuary of AEGON USA. Brenda K. Clancy has been Senior Vice President & Treasurer, Information and Finance of AEGON USA since 1997 and, prior to that, was Corporate Controller of AEGON USA.

     AEGON USA. The names, positions and five years of employment history of the directors of AEGON USA are listed below. Unless otherwise specified below, the directors are United States citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

     Frank C. Herringer is Chairman of the Board of AEGON USA, and Chairman of the Board, President and Chief Executive Officer of Transamerica Corporation. Irving W. Bailey, II, is Vice Chairman of the Board of AEGON USA, President of Bailey Capital Corporation and former Chairman and Chief Executive Officer of Providian Corporation. Donald J. Shepard is President and Chief Executive Officer of AEGON USA. Leslie B. Disharoon is Chairman of Caves Valley Club and retired as Chairman of the Board and President of Monumental Corporation. Edward K. Dunn, Jr., has been Chairman of the Board of Mercantile Mortgage Corporation since 1997 and, prior to that, was President of Mercantile-Safe Deposit & Trust Company. William H. Foster, a British citizen, retired in 1996 and is a former member of the Executive Board of AEGON N.V. Kornelis J. Storm, a Dutch citizen, is Chairman of the Executive Board of AEGON N.V. E. Kirby Warren is Professor of Management at Columbia University.

     AEGON N.V. The names, positions and five years of employment history of the directors of AEGON N.V. are listed below. Unless otherwise specified below, the directors are Dutch citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 50 Mariahoeveplein, 2501 CE The Hague, The Netherlands.

     Kornelis J. Storm is Chairman of the Executive Board of AEGON N.V. Paulus van de Geijn is Chairman of the Management Board of AEGON Nederland N.V. Frank
C. Herringer, a United States citizen, has been Chairman of the Board of AEGON USA since July 1999 and is Chairman, President and Chief Executive Officer of Transamerica

Corporation. Donald J. Shepard, a United States citizen, is President and Chief Executive Officer of AEGON USA. Hendrik B. van Wijk is responsible for Group staff functions as Finance, Treasury, Actuary, Legal and Fiscal department of AEGON N.V.

     VERENIGING AEGON. The names, positions and five years of employment history of the directors of Vereniging AEGON are listed below. Unless otherwise specified below, the directors are Dutch citizens, have held the positions listed below since at least five years prior to the date of this Proxy Statement, and their business addresses are 50 Mariahoeveplein, 2501 CE The Hague, The Netherlands.

     Paul P. Kohnstamm is Chairman of the Executive Committee of Vereniging AEGON, Director of Kohnstamm Real Estate Advisors, Professor in Real Estate Economy at the University of Amsterdam and a former member of the Executive Board of Wilma Real Estate Company. Johannes L. Bouma is Vice Chairman of the Executive Committee of Vereniging AEGON and a Professor in Business Economics at the State University of Groningen, The Netherlands. Petrus J. Idenburg is Professor in Strategic Aspects of Technology and Management at the Technological University of Delft. Jan M. Boll is a Member of the State Council of The Netherlands. Hendrikus de Ruiter is retired and a former Managing Director of N.V. Koninklijke Nederlandsche Petroleum Mij. and Group Managing Director. Gerard van Schaik is retired and former Chairman of the Executive Board of Heineken N.V. Kornelis J. Storm is Chairman of the Executive Board of AEGON N.V. Hendrik B. van Wijk is a Member of the Executive Board of AEGON N.V.


                             PRINCIPAL SHAREHOLDERS

     The following table sets forth information with respect to each person and group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Trust to be the beneficial owner of more than five percent of the outstanding shares as of December 31, 1999.


          NAME AND ADDRESS                                AMOUNT AND NATURE                  PERCENT
         OF BENEFICIAL OWNER                           OF BENEFICIAL OWNERSHIP               OF CLASS
         AEGON USA, Inc. (1)                                  1,197,260                       30.86%
         4333 Edgewood Road N.E.
         Cedar Rapids, Iowa 52499

         Turkey Vulture Fund XIII, Ltd. (2)                     561,081                       14.46%
         c/o Kohrman Jackson & Krantz P.L.L.
         1375 East 9th Street
         Cleveland, Ohio 44114

----------------------

(1) AEGON USA, Inc., an Iowa corporation, is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of the Netherlands which is controlled by Vereniging AEGON, an association organized under the laws of the Netherlands. AEGON USA has sole voting and investment powers with respect to the number of shares set forth next to its name.

(2) Turkey Vulture Fund XIII, Ltd. (the "Fund") is an Ohio limited liability company, of which Richard M. Osborne is the sole manager. As sole manager of the Fund, with sole power to vote, or to direct the voting of, and the sole power to dispose or to direct the disposition of, any shares owned by the Fund, Mr. Osborne may be deemed to beneficially own all of the shares of beneficial interest of the Trust owned by the Fund.

                  OWNERSHIP OF SHARES BY TRUSTEES AND OFFICERS

         The following table sets forth the number of shares beneficially owned as of December 31, 1999 by each Trustee and officer and by all trustees and officers as a group (8 persons). Except as otherwise indicated by footnote, the individuals have direct ownership of, and sole voting and investment power with respect to, any shares beneficially owned by them. Under rules adopted by the Commission, transactions in shares are reportable by trustees and officers on specified forms, and the Trust is required to disclose any known delinquent filings. The Trust is not aware of any delinquent filings by its current trustees and officers, except that Richard Osborne inadvertently failed to report on a Form 4 Statement of Changes of Beneficial Ownership of Securities a purchase of 10,000 shares in December 1998.


         NAME AND ADDRESS OF                                  AMOUNT AND NATURE                   PERCENT
         BENEFICIAL OWNER(1)                               OF BENEFICIAL OWNERSHIP                OF CLASS
         Patrick E. Falconio(2)                                       2,000                              *
         Edwin L. Ingraham                                            1,500                              *
         Samuel L. Kaplan(3)                                         10,000                              *
         Richard M. Osborne(4)                                      561,081                         14.46%
         David L. Blankenship(5)                                  1,199,078                         30.90%
         Maureen DeWald                                                   0                              *
         Alan F. Fletcher(6)                                          2,200                              *
         Roger L. Schulz                                                100                              *
         Trustees and officers as a group                         1,775,959                         45.77%

----------------------

(1) The address of Messrs. Falconio, Blankenship, Fletcher, Schulz and Ms. DeWald is 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499. The address of Mr. Ingraham is 2063 Woodstone Court, Victoria, Minnesota 55386. The address of Mr. Kaplan is 5500 Norwest Center, 90 South Seventh Street, Minneapolis, Minnesota 55402. The address of Mr. Osborne is c/o Kohrman Jackson & Krantz P.L., 1375 East 9th Street, Cleveland, Ohio 44114.
(2) Mr. Falconio may be deemed to be the beneficial owner of 2,000 shares owned by his wife.
(3) Mr. Kaplan is the direct owner of 8,500 shares and may be deemed to be the beneficial owner of 1,500 shares held in a profit sharing trust for his account.
(4) Mr. Osborne may be deemed to be the beneficial owner of 561,081 shares beneficially owned by Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company, of which Mr. Osborne is the sole manager.
(5) Mr. Blankenship may be deemed to be the beneficial owner of 1,197,260 shares beneficially owned by AEGON USA with respect to which he shares voting and investment powers (see "PRINCIPAL SHAREHOLDERS"). Mr. Blankenship disclaims beneficial ownership of such shares. He may also be deemed to be the beneficial owner of 1,818 shares held in custodial accounts for his children.
(6) Mr. Fletcher is the direct owner of 600 shares and is the beneficial owner of 1,600 shares held in an individual retirement account.

* Such holdings represent less than one percent of the outstanding shares.

                      COST AND METHOD OF PROXY SOLICITATION

         The cost of preparing, assembling and mailing the proxy materials and of soliciting proxies by the Board of Trustees will be borne by the Trust. In addition to the use of mails, proxies may be solicited on behalf of the Board by personal interview, telephone and telegram by certain trustees or employees of AEGON Advisors who will not be separately compensated for such services. The Trust does not presently intend to use specially engaged employees or paid solicitors for the solicitation of proxies, but has retained Boston EquiServe, L.P., a subsidiary of State Street Bank and Trust Company, for proxy tabulation. The Trust has made arrangements with brokerage houses and nominees to send proxy materials to their principals and the Trust will reimburse them for their reasonable out-of-pocket expenses incurred in doing so.

                           EXPENSES OF THE TRANSACTION

         The aggregate fees and expenses paid and estimated to be paid by the Trust in connection with the Asset Sale and the Liquidation are as follows:

Investment Banking Fee ................................... $ 250,000(1)
Legal and Accounting .....................................   175,000
Printing and Distribution ................................    65,000
Real Estate Closing Costs ................................   125,000
Insurance Expenses .......................................    75,000
SEC and Regulatory Filings ...............................     6,700
Miscellaneous Liquidation Expenses .......................    28,300
                                                           -----------
Total .................................................... $ 725,000
                                                           ===========

---------------
(1) In addition to this fee, Raymond James is entitled to reimbursement of out-of-pocket expenses incurred in connection with its engagement (including fees and expenses of counsel).

                                 OTHER BUSINESS

         The Board is not aware of any other business that will come before the Special Meeting. If any other business should come before the Special Meeting, the persons named in the enclosed proxy will vote on it according to their best judgment.

                              SHAREHOLDER PROPOSALS

         The Trust anticipates approval and consummation of the Asset Sale and the Liquidation and therefore does not currently intend to hold a 2000 Annual Meeting. If the Asset Sale and the Liquidation are not approved and consummated, however, shareholder proposals intended to be presented at the 2000 Annual Meeting will be included in the Trust's proxy statement and form of proxy for the 2000 Annual Meeting only if they were received no later than November 24, 1999. Shareholder proposals not presented in a timely manner for inclusion in the Trust's proxy statement will be subject to the exercise of discretionary authority granted in proxies executed in connection with the 2000 Annual Meeting against such proposals unless such proposals were presented no later than February 6, 2000.

                       WHERE YOU CAN FIND MORE INFORMATION


         The Trust files annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and other information with the Commission. You may read and copy any reports, statements or other information that the Trust files at the Commission's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the Commission at 1-800-SEC-0330 for further information on the public reference rooms. Such filings are also available to the public from commercial document retrieval services. Copies of such material also can be obtained at prescribed rates from the Public Reference Section of the Commission at 450 Fifth Street, Washington, D.C. 20549. In addition, the Trust is required to file electronic versions of such material with the Commission through the Commission's Electronic Data and Gathering, Analysis and Retrieval (EDGAR) system. The Commission maintains a World Wide Web site at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The Trust's shares are quoted on the Nasdaq SmallCap Market under the symbol "USPTS." The Commission allows us to "incorporate by reference" information into this Proxy Statement. This means that in lieu of providing certain information in this Proxy Statement, we have instead referred you to another document previously filed with the Commission containing such information. This Proxy Statement refers you in particular to the documents set forth below that we have previously filed with the Commission and which are incorporated herein by reference. These documents contain important information about the Trust.

         Annual Report on Form 10-K for the year ended December 31, 1999 Amendment No. 1 on Form 10-K/A filed on May 3, 2000
         Current Report on Form 8-K filed on February 1, 2000


         We are also incorporating by reference additional documents that we may file with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Proxy Statement and the date of the Special Meeting.

         The information incorporated by reference is deemed to be part of this Proxy Statement. Any statement contained in a document incorporated or deemed to be incorporated by reference in this Proxy Statement will be deemed modified, superseded or replaced for purposes of this Proxy Statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein modifies, supersedes or replaces such statement. Any statement so modified, superseded or replaced will not be deemed, except as so modified, superseded or replaced, to constitute apart of this Proxy Statement.

         The Trust has supplied all information contained or incorporated by reference in this Proxy Statement relating to the Trust. Documents that we refer to above are available from us without charge, excluding all exhibits unless we have specifically made reference to an exhibit in this Proxy Statement. Shareholders may obtain such documents by requesting them in writing or by telephone at the following addresses:

                        USP Real Estate Investment Trust
                        4333 Edgewood Road N.E.
                        Cedar Rapids, Iowa 52499-5441
                        Attention: Investor Relations


         If you would like to request documents from us, please do so by June 6, 2000 to receive them before the Special Meeting.



         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE ON THE MATTERS BROUGHT BEFORE THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED MAY 12, 2000. YOU SHOULD NOT ASSUME THAT THE
INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THE PROXY STATEMENT TO THE SHAREHOLDERS NOR THE CONSUMMATION OF THE ASSET SALE SHALL CREATE ANY IMPLICATION TO THE CONTRARY.


                                             FOR THE BOARD OF TRUSTEES




                                             /s/ Patrick E. Falconio

                                             Chairman of the Board


Cedar Rapids, Iowa

May 12, 2000

                                                                        ANNEX A
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 10-K

                Annual Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

For the fiscal year ended December 31, 1999       Commission file number 0-7589


                         USP REAL ESTATE INVESTMENT TRUST
              (Exact name of registrant as specified in its charter)

                Iowa                                     42-6149662
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


4333 Edgewood Road N.E., Cedar Rapids, IA                        52499
(Address of principal executive offices)                      (Zip Code)



         Registrant's telephone number, including area code: (319) 398-8975


            Securities registered pursuant to Section 12(b) of the Act:

                                      None

            Securities registered pursuant to Section 12(g) of the Act:

                    Shares of Beneficial Interest, $1 Par Value
                                 (Title of Class)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes _X_ No ___

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. [ ]

The aggregate market value of the voting shares of the registrant held by non-affiliates at March 15, 2000 was $12,288,920.

The number of shares of beneficial interest of the registrant outstanding at March 15, 2000 was 3,880,000.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None.

PART I.

ITEM I.  BUSINESS

The Trust

USP Real Estate Investment Trust ("USP" or the Trust") is an equity-oriented real estate investment trust organized under the laws of the State of Iowa pursuant to a Declaration of Trust as amended and restated through April 23, 1984. The Trust was formed on March 10, 1970 to provide its shareholders with an opportunity to participate in the benefits of real estate investment and at the same time enjoy the liquidity and marketability resulting from the ownership of securities which are publicly-traded.

USP has elected to qualify as a real estate investment trust ("REIT") under the Internal Revenue Code. As a result of this election, the Trust is not taxed on the portion of its income which is distributed to shareholders, provided it distributes at least 95% of its taxable income, has at least 75% of its assets in real estate investments and meets certain other requirements for qualification as a real estate investment trust.

The Trust has no employees as all services necessary to conduct the day-to-day operations are performed by AEGON USA Realty Advisors, Inc. ("AEGON Advisors") and its affiliates. (See Note 6 to the Financial Statements.)

Investment Policy

The Trust's primary investment objective is to invest in real estate which will provide the best available cash flow and offer prospects for long-term appreciation in value. The Trust selectively sells property when it is determined that a sales transaction will economically benefit the Trust through the realization of capital gains. The Trust does not acquire property with a view to realizing appreciation from short-term sales.

The Trust has sought to achieve its investment objectives by investing principally in the direct ownership of real estate. Short-term cash investments are made in high-quality commercial paper, money market funds and certificates of deposit.

Source of Funds and Financing

The principal source of funds for investment by USP was $25 million in proceeds from its initial public offering of shares. The Trust ceased the issuance of shares from this offering in 1978. The Trust completed a secondary offering of its shares in 1988, raising nearly $10 million. Since substantially all of the Trust's net income must be distributed to shareholders in order to qualify as a real estate investment trust, USP has relied primarily on cash generated from operations and property sales in excess of shareholder distributions, along with borrowings secured by mortgages on specific properties, to finance real estate investments. Outstanding indebtedness of USP may not, according to the Declaration of Trust, exceed four hundred percent of the Trust's net assets (shareholders' equity plus accumulated depreciation). The aggregate principal amounts of mortgage indebtedness and net assets of the Trust as of December 31, 1999 were $9,359,426 and $27,580,995, respectively.

The Trust may finance future real estate investments through additional borrowings secured by mortgages on the Trust's real estate properties. USP currently has no commitments or arrangements for any such financing and there can be no assurance that suitable financing will be available on terms satisfactory to the Trust in the future.

Competition

USP's portfolio competes with other similar properties in its respective markets, some of which are newer than the USP properties. A strong U.S. economy, a low level of commercial real estate construction, and strong leasing efforts were factors resulting in a strong occupancy of Trust properties during the last three years. Overall leased occupancy for the entire portfolio was 94% at December 31, 1999, compared to 96% at December 31, 1998 and 87% at December 31, 1997.

Sale of Assets

In January 2000, the Trust signed a contract to sell all of its real estate assets to AEGON Advisors, the Trust's advisor and a subsidiary of AEGON USA, Inc., the Trust's largest shareholder which owns approximately 30.86% of the Trust's outstanding shares, for a total purchase price of $33,500,000. The sale of the real estate assets of the Trust is conditioned upon shareholder approval of the sale, as well as shareholder approval of the subsequent liquidation of the Trust and distribution of the proceeds of the sale to the shareholders. A notice of a special meeting of the shareholders and a proxy statement containing details of the proposed transaction will be sent to all shareholders pending a filing with the Securities and Exchange Commission. The transaction is anticipated to be completed in the second quarter of 2000, resulting in an expected liquidating distribution in excess of $6.00 per share. Shareholder approval of the liquidation of the Trust will result in termination of the Trust. Neither the sale of assets nor the liquidation will occur unless both are approved at the special meeting.


ITEM 2.  PROPERTIES

Real Estate Investments

The Trust has direct ownership of six commercial real estate properties. These real estate investments are diversified geographically with 69% of the portfolio located in the Southeast, 25% in the Southwest and 6% in the Great Lakes Region based on the cost of the properties.

Properties owned by the Trust are leased to tenants either on a managed basis or under net lease arrangements. As the owner of managed property the Trust receives gross rentals and incurs operating expenses, such as property taxes, insurance, repairs, maintenance and common area utilities. Under net lease arrangements, the tenant, rather than the Trust, pays all operating expenses related to the leased premises. At December 31, 1999, five commercial properties were being leased on a managed basis and one property was leased on a net lease basis.

The five managed commercial properties consisted of four shopping centers and one business park. Managed commercial properties comprised 94% of the Trust's investment portfolio in 1999 and in 1998, compared to 95% in 1997. Managed commercial properties provided 89% of USP's annual revenue in 1999, compared to 91% in 1998 and 89% in 1997. All managed properties have at least one tenant representing 19% or more of the revenue from that property. Safeway at North Park Plaza in Phoenix, Arizona and Kroger Company at Mendenhall Commons in Memphis, Tennessee each represent approximately 16% and 14%, respectively, of the total revenue of the Trust under leases expiring in 2018 and 2012, respectively.

The net leased property is the Yamaha office/warehouse in Cudahy, Wisconsin, which represented approximately 6% of the Trust's investment portfolio in 1999 and 1998, compared to 5% in 1997, and generated 8% of the Trust's annual revenue in 1999 compared to 7% in 1998 and 1997. Trust properties and operations are summarized in the table on the next page.

The Trust's real estate investments are not expected to be substantially affected by current federal, state or local laws and regulations establishing ecological or environmental restrictions on the development and operations of such property. However, the enactment of new provisions or laws may reduce the Trust's ability to fulfill its investment objectives.

The trust's properties and operations are summarized in the table below.

                              Real Estate
                                Cost at
                           December 31, 1999     1999 Revenue                            Largest Tenant
                          ------------------- ------------------  --------------------------------------------------------------
                                                                                                           Percent of Percent of
                                                                      Name of          Lease                Property    Trust
                             Amount   Percent   Amount  Percent       Tenant         Expiration   Revenue    Revenue   Revenue
--------------------------------------------------------------------------------------------------------------------------------

MANAGED
Kingsley Square
  Orange Park, Florida     $5,743,758    17%    $627,373    14%   OfficeMax              2012     $128,485      20%        3%
First Tuesday Mall
  Carrollton, Georgia       7,184,057    21      892,196    19    Winn Dixie             2004      187,450      21         4
Mendenhall Commons
  Memphis, Tennessee        8,795,032    25    1,022,472    22    Kroger                 2012      638,501      62        14
North Park Plaza
  Phoenix, Arizona          8,680,330    25    1,159,993    21    Safeway                2018      739,592      64        16
Presidential Drive
  Atlanta, Georgia          2,016,596     6      389,330     8    Atlanta Dental Supply  2004       75,216      19         2
                          -----------  ----   ----------   ----                                 ----------                ---

                           32,419,773    94    4,091,364    89                                   1,769,244                39

NET LEASED
Yamaha Warehouse
  Cudahy, Wisconsin         2,197,937     6      371,100     8    Yamaha Motor  Corp.    2000      371,100     100         8

Properties sold                    --    --      (21,391)   --
Trust operations                   --    --      140,095     3
                          -----------   ----  ----------   ----

                          $34,617,710   100%  $4,581,168   100%                                 $2,140,344                47%
                          ===========   ====  ==========   ====                                 ==========                ===


Recent Transactions

At Kingsley Square in Orange Park, Florida, the Trust has a lease with Publix Super Markets for 34,400 square feet. In 1997 the Trust received written notice from Publix that they planned to close their store and move to a new location. In April 1999 Publix vacated their space. The Trust continued to receive rent from Publix through its lease expiration in February 2000. The Trust is attempting to secure a new tenant for this space. OfficeMax, a current tenant at Kingsley square, has a lease provision that allows them to pay rent based on their sales in the event an anchor tenant vacates. As a result of Publix vacating their space, the Trust will be receiving significantly less rent from OfficeMax.

Also at Kingsley Square, the Trust has a lease with Eckerd Drugs for 10,080 square feet. The Trust has received notice from Eckerd's stating their intent to close the store on or about March 25, 2000. The Trust anticipates receiving rent from Eckerd's for the remainder of the lease term, which expires in February 2005.

On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. On February 5, 1999, the Trust prepaid the mortgage loan on First Tuesday Mall. The prepayment amount, including a 1% prepayment fee of $4,637 to the lender, was $468,281.

On March 1, 1999, the mortgage loans payable on Mendenhall Commons and North Park Plaza matured, with remaining principal balances of $3,930,120 and $3,944,537, respectively. The Trust refinanced these properties with Monumental Life Insurance Company, an affiliate of AEGON Realty Advisors. The loan amount for Mendenhall was $3,925,000 with monthly debt service of $30,430. The loan amount for North Park was $3,940,000 with monthly debt service of $30,547. Debt service on both loans include principal amortization over twenty years and interest at an initial rate of 7%, which is adjusted quarterly based on three month LIBOR plus 2%. The loans originally matured on March 1, 2000, but have been extended until May 1, 2000, and may be prepaid at any time without penalty.

The Yamaha Warehouse facility in Cudahy, Wisconsin has a lease with Yamaha Motor Corporation, its sole tenant. In March 1998, Yamaha exercised both of their remaining one-year options in order to renew their lease for two more years. The lease expires in June 2000. As of March 15, 2000, Yamaha has not indicated their intent to renew.

The operating results and financial condition of the Trust greatly depend upon all tenants continuing to pay rent, and the Trust's ability to renew expiring tenant leases and obtain new leases at competitive rental rates.


ITEM 3.  LEGAL PROCEEDINGS

Legal Proceedings

The Trust is not a party to any pending legal proceedings which, in the opinion of management, are material to the Trust's financial position.


ITEM 4.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.


PART II.

ITEM 5.  MARKET FOR REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDERS
MATTERS

Distribution Information

The Trust is required to distribute at least 95% of its taxable income to continue its qualification as a real estate investment trust. During 1999, the Trust made distributions of $.08 per share on February 16 to shareholders of record as of February 4, on May 24 to shareholders of record as of May 13, on August 16 to shareholders of record as of August 6, and on November 29 to shareholders of record as of November 16. Due to the pending transaction to sell all of the Trust's real estate assets to AEGON Advisors, regular quarterly distributions have been suspended. In connection with the proposed sale of assets to AEGON Advisors, the Board of Trustees has adopted a plan of liquidation. As a result, if the shareholders approve the sale of the real estate assets to AEGON Advisors and the liquidation of the Trust at the special meeting, all future distributions to shareholders will be considered liquidating dividends.

Identification of Market and Price Range

At March 15, 2000, the Trust had 3,880,000 shares of beneficial interest issued and outstanding to 1,837 shareholders of record. The Trust's shares of beneficial interest are traded over-the-counter on the Nasdaq SmallCap Market under the symbol USPTS. At March 15, 2000, the Trust's per share high and low sales prices were $5.844 and $5.813, respectively, as obtained from Wedbush/Morgan Securities, Inc., Newport Beach, California, Stifel Nicolaus, St. Louis, Missouri, and Herzog, Heine, Geduld, Inc., New York, New York, the principal market makers for shares of the Trust. These prices reflect quotations between dealers without adjustment for retail mark-up, mark-down or commission and do not necessarily represent actual transactions.

Market Price Range

                               OVER-THE-COUNTER SALES PRICES
QUARTER ENDED                  HIGH         LOW        CLOSE
--------------------------- ------------ ----------- -----------
     1999
     ----
March 31                     4 1/4        3 3/4       3 7/8
June 30                      5            3 13/16     4 1/4
September 30                 5 13/16      4           5 15/32
December 31                  5 13/16      5 15/32     5 21/32

     1998
     ----
March 31                     4 3/4        4 1/8       4 1/2
June 30                      5            4 5/16      4 5/8
September 30                 7 1/2        3 7/8       5 5/8
December 31                  6 1/4        3 3/4       3 7/8


Income Tax Information

The percentages indicated below, multiplied by the amount of distributions received or reinvested during the year, result in the amount to be reported for income tax purposes. A Form 1099 is mailed to shareholders at the end of each year reflecting the distributions paid by the Trust in that year.

Dividend Character

                                            1999         1998         1997
-----------------------------------------------------------------------------

Ordinary Income                            83.77%       76.21%       50.75%

Capital Gains                              16.23%       23.79%          --

Return of Capital                             --           --        49.25%
-----------------------------------------------------------------------------
Total                                     100.00%      100.00%      100.00%

Distributions paid, per share               $.32         $.32         $.32


Advisor

AEGON USA Realty Advisors, Inc.
Cedar Rapids, Iowa


Stock Transfer and Dividend Reinvestment Agent

USP Real Estate Investment Trust
c/o Boston EquiServe, L.P.
P.O. Box 8200
Boston, MA  02266-8200
Telephone:  1-800-426-5523

ITEM 6.  SELECTED FINANCIAL DATA


Years Ended December 31                                 1999            1998           1997          1996           1995
---------------------------------------------------------------------------------------------------------------------------

Revenue                                             $ 4,581,168      5,331,955       5,012,087     5,217,313      5,618,014
---------------------------------------------------------------------------------------------------------------------------

Earnings from Operations                            $ 1,061,376        943,975         637,129       946,230      1,100,149
Net Gain on Sale or Disposition of Property         $     --           528,282         259,157         --             --
                                                   ------------------------------------------------------------------------

Net Earnings                                        $ 1,061,376      1,472,257         896,286       946,230      1,100,149
---------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders                       $   931,200      1,241,600       1,241,600     1,241,600      1,202,800
---------------------------------------------------------------------------------------------------------------------------

Per Share*
   Earnings from Operations                         $       .27            .24             .16           .24            .28
   Basic and Diluted Net Earnings                   $       .27            .38             .23           .24            .28
   Distributions to Shareholders                    $       .24            .32             .32           .32            .31
---------------------------------------------------------------------------------------------------------------------------

Real Estate and Mortgage
   Loans Receivable                                 $23,267,496     23,816,859      28,571,464    29,627,786     30,434,137
---------------------------------------------------------------------------------------------------------------------------

Total Assets                                        $26,380,141     27,932,493      31,104,418    32,207,728     32,853,270
---------------------------------------------------------------------------------------------------------------------------

Mortgage Loans Payable                              $ 9,359,426     10,897,933      14,140,584    14,819,479     15,271,385
---------------------------------------------------------------------------------------------------------------------------

Total Liabilities                                   $10,149,360     11,831,888      15,234,470    15,992,466     16,342,638
---------------------------------------------------------------------------------------------------------------------------

Shareholders' Equity                                $16,230,781     16,100,605      15,869,948    16,215,262     16,510,632
---------------------------------------------------------------------------------------------------------------------------

*Per share amounts for Earnings from Operations and Basic and Diluted Net Earnings are based on the weighted average number of shares outstanding for each period. Per share amounts for Distributions to Shareholders are based on the actual number of shares outstanding on the respective record dates.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The discussion that follows should be read in the general context of the discussion in "Item 1. Business" and "Item 2. Properties," particularly the description of "Recent Transactions" in Item 2.

Results of Operations

The Trust owns shopping centers, an office park and an office warehouse facility in six U.S. cities. The Trust's properties continue to compete with centers and office buildings of similar size, tenant mix and location. As of December 31, 1999, the combined leased occupancy of the Trust's six properties was 94%. Operating results in the forthcoming year will be influenced by the ability of current tenants to continue paying rent, and the Trust's ability to renew expiring tenant leases and obtain new leases at competitive rental rates.

1999 COMPARED TO 1998

The Trust's net earnings for the year ended December 31, 1999 were $1,061,376 ($.27 per share) compared to $1,472,257 ($.38 per share) for the year ended December 31, 1998. The net earnings for 1998 include a net gain on sale of $528,282 ($.14 per share) from the sale of Geneva Square Shopping Center in December 1998. (All per share amounts are on a basic and diluted basis.)

Rental income was $4,441,073 in 1999 compared to $5,218,707 in 1998. This decrease of $777,634 was primarily attributed to the sale of Geneva Square. Rental income for properties owned in both years increased by $45,901.

Interest income was $140,095 in 1999 compared to $113,248 in 1998, an increase of $26,847 due to a larger balance of funds available for investment.

Property expenses before depreciation were $1,461,734 in 1999 compared to $1,634,237 in 1998, representing 33% of rental income for 1999 and 31% of rental income for 1998. As a percentage of rental income, such expenses increased primarily because rents declined more than expenses. Expenses for properties owned in both years increased by $59,606 primarily attributed to repairs and maintenance for parking lots at several properties and tenant remodeling expenses. The decrease in other expenses is due to fewer lease commissions and lower advertising expenses. In 1998, an unamortized lease commission of approximately $46,000 was written off when a tenant defaulted on its lease. Advertising decreased from 1998 as the Trust incurred approximately $30,000 in promoting Martin's Family Clothing which began occupancy at First Tuesday Mall in 1998.

Depreciation expense decreased by $172,781 due to the sale of Geneva Square. Interest expense declined by $540,751 due to the sale of Geneva Square and due to the Trust prepaying the mortgage loans in February 1999 on Presidential Drive Business Park and First Tuesday Mall. The administrative fee, which is primarily based on the Trust's gross real estate investments, decreased by $30,756 due to the sale of Geneva Square. Other administrative expenses increased by $48,603 due to a $100,000 fairness opinion incurred in connection with the anticipated transaction to sell all of the real estate assets to AEGON Advisors.

1998 COMPARED TO 1997

The Trust's net earnings for the year ended December 31, 1998 were $1,472,257 ($.38 per share) compared to $896,286 ($.23 per share) for the year ended December 31, 1997. The net earnings for 1998 include a net gain on sale of $528,282 ($.14 per share) from the sale of Geneva Square Shopping Center in December 1998. The net earnings for 1997 include a net gain of $259,157 ($.07 per share) realized from a previously deferred installment sale. (All per share amounts are on a basic and diluted basis.) The increase in net earnings is primarily due to the gain from the sale of Geneva Square and rent settlements collected in 1998 from two previous tenants at Geneva Square.

Rental income was $5,218,707 in 1998 compared to $4,802,974 in 1997. This increase of $415,733 was primarily due to the receipt of settlements in the amount of $333,000 from two previous tenants at Geneva Square. Rental income increased by $175,415 at Kingsley Square in Orange Park, Florida due to OfficeMax, which began paying rent in May 1997. Rents at North Park Plaza Shopping Center in Phoenix, Arizona increased by $86,519 but was offset by a $78,228 decrease at First Tuesday Mall in Carrollton, Georgia.

Interest income was $113,248 in 1998 compared to $209,113 in 1997, a decrease of 46% due a lower balance of funds available for investment.

Property expenses before depreciation were $1,634,237 in 1998 compared to $1,705,298 in 1997, representing 31% of rental income for 1998 and 36% of rental income for 1997. Real estate taxes decreased by 8% as all properties experienced a reduction in property taxes. Repairs and maintenance expenses decreased by $102,978 or 19% due to tenant improvements made in 1997. Other property expenses increased by $66,132 or 43% primarily due to an increase in lease commissions, particularly at First Tuesday where unamortized lease commissions pertaining to Luria's, a former tenant, were written off in 1998.

Interest expense declined by $68,306 from 1997 to 1998 due to the normal amortization of mortgage loans payable and due to the underlying mortgage loan on College Square, which was assigned in December 1997. Other administrative expenses increased by $128,517 in 1998 primarily due to legal fees in connection with the Trust's efforts to maximize shareholder value. As previously reported, the Board of Trustees has been exploring various strategic alternatives with the intent to maximize shareholder value. Raymond James & Associates, Inc. has been engaged as financial advisor to assist the Trust with these ongoing efforts.

Cash Flow and Funds from Operations

The Trust has for several years used "funds from operations" as a measurement of operating performance. Funds from operations is defined by the Trust as earnings from operations plus depreciation expense. Funds from operations does not represent operating income or cash flows from operations as defined by accounting principles generally accepted in the United States, and should not be construed as an alternative to operating income as an indicator of operating performance or to cash flows as a measure of liquidity. Management generally considers funds from operations to be a useful financial performance measure which, together with earnings, cash flows and other information, may be used by investors to evaluate the Trust. Funds from operations as presented by the Trust may not be comparable to similarly titled measures reported by other companies. The Trust's funds from operations for the three years ended December 31, 1999 and other property information are presented on the next page.

Sale of Assets

In January 2000, the Trust signed a contract to sell all of its real estate assets to AEGON Advisors, the Trust's advisor and a subsidiary of AEGON USA, Inc., the Trust's largest shareholder which owns approximately 30.86% of the Trust's outstanding shares, for a total purchase price of $33,500,000. The sale of the real estate assets of the Trust is conditioned upon shareholder approval of the sale, as well as shareholder approval of the subsequent liquidation of the Trust and distribution of the proceeds of the sale to the shareholders. A notice of a special meeting of the shareholders and a proxy statement containing details of the proposed transaction will be sent to all shareholders pending a filing with the Securities and Exchange Commission. The transaction is anticipated to be completed in the second quarter of 2000, resulting in an expected liquidating distribution in excess of $6.00 per share. Shareholder approval of the liquidation of the Trust will result in termination of the Trust. Neither the sale of assets nor the liquidation will occur unless both are approved at the special meeting.

                                                                                 SQ. FT.
                                                         SIZE        LEASE      EXPIRING           FUNDS FROM OPERATIONS*
NAME AND LOCATION                                      (SQ. FT.)   EXPIRATION    IN 2000       1999         1998        1997
------------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square, Orange Park, Florida                   115,025     2000-2012     40,745   $  309,825      456,334     211,012
First Tuesday Mall, Carrollton, Georgia                 180,371     2000-2008      5,650      533,326      443,774     594,006
Mendenhall Commons, Memphis, Tennessee                   80,184     2000-2012      1,100      406,496      256,895     320,796
North Park Plaza, Phoenix, Arizona                      100,748     2000-2018      5,409      446,147      337,055     273,077
Presidential Drive Business Park, Atlanta, Georgia       62,581     2000-2006     18,880      250,888      153,081     124,227
                                                        -------                  -------   ----------    ---------   ---------
                                                        538,909                   71,784    1,946,682    1,647,139   1,523,118

NET LEASED
Yamaha Warehouse, Cudahy, Wisconsin                     140,040          2000    140,040      226,245      217,383     208,134
                                                        -------                  -------   ----------    ---------   ---------

     Total                                              678,949                  211,824    2,172,927    1,864,522   1,731,252
                                                        =======                  =======
     Properties sold                                                                          (27,867)     334,837     (58,464)
     Non-property Trust operations, net                                                      (425,133)    (424,052)   (229,326)
                                                                                           ----------    ---------   ---------

     Funds from operations                                                                 $1,719,927    1,775,307   1,443,462
                                                                                           ==========    =========   =========

*Earnings from operations plus depreciation


Liquidity and Capital Resources

The Trust's capital resources consist of its current equity in real estate investments. The Trust maintains its properties in good condition and provides adequate insurance coverage. Liquidity is represented by cash and cash equivalents ($2,369,176 at December 31, 1999) and the continued operation of the Trust's real estate portfolio. This liquidity is considered sufficient to meet current obligations, which include capital expenditures.

Net cash provided by operating activities, as shown in the Statements of Cash Flows, was $1,810,891 for the year ended December 31, 1999. Major applications of cash in 1999 included $1,241,600 for distributions to shareholders and $1,538,507 in principal payments on mortgage loans payable. The Trust's debt service commitments for mortgage loans payable are described in Note 7 to the Financial Statements.

On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. On February 5, 1999, the Trust prepaid the mortgage loan on First Tuesday Mall. The prepayment amount, including a 1% prepayment fee of $4,637 to the lender, was $468,281.

The Board of Trustees continues to monitor occupancy, leasing activity, cash flow, overall Trust operations, liquidity, and financial condition in determining quarterly distributions to shareholders. In January 2000, the Board of Trustees suspended quarterly distributions pending the sale of assets to AEGON Advisors.

Inflation

Low to moderate levels of inflation during the past few years have favorably impacted the Company's operation by stabilizing operating expenses. At the same time, low inflation has the indirect effect of reducing the Company's ability to increase tenant rents. The Trust's properties have tenants whose leases include expense reimbursements and other provisions to minimize the effect of inflation. These factors, in the long run, are expected to result in more attractive returns from the Trust's real estate portfolio compared to short-term investment vehicles.

Impact of Year 2000

The Trust does not own or use any information technology directly, because all services necessary to conduct the day-to-day operations of the Trust are performed by AEGON Advisors and its affiliates. In late 1999, AEGON Advisors completed its remediation and testing of systems. As a result of AEGON Advisors' planning and implementation efforts, the Trust experienced no significant disruptions in mission critical information technology and non-information technology systems, and believes those systems successfully responded to the Year 2000 date change. In addition, the Trust has not been adversely affected by computer systems, as well as certain embedded technology, used by tenants, vendors, financial institutions and other third parties as a result of systems not properly processing or calculating date-related information and data from and after January 1, 2000. The Trust did not incur any direct costs associated with Year 2000 issues.

Forward Looking Information

This Form 10-K Annual Report contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements represent our expectations or beliefs relating to anticipated financial performance, business prospects and our plans for future operations, which are subject to various risks and uncertainties. When used in this Form 10-K and in future filings by the Trust with the Securities and Exchange Commission, in our press releases, presentations to securities analysts or investors, in oral statements made by or with the approval of an executive officer of the Trust, the words or phrases "believes," "may," "will," "expects," "should," "continue," "anticipates," "intends," "will likely result," "estimates," "projects," or similar expressions and variations thereof are intended to identify such forward-looking statements. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for these types of statements. In order to comply with the terms of the safe harbor, the Trust notes that a variety of factors could cause the Trust's actual results and experiences to differ materially from the anticipated results or other expectations expressed in the Trust's forward-looking statements. The risks and uncertainties that may affect the operations, performance, and results of the Trust's business, in addition to those identified under "Impact of Year 2000" and "Sale of Assets" include but are not limited to the following:

         * The Trust's ability to renew expiring tenant leases and obtain new leases at competitive rental rates.

         * Changes in interest rates which will affect the amount of interest paid on mortgage loans.

         * The Trust's ability to refinance mortgage loans which require balloon payments.

         * The ability to complete the anticipated sale of real estate assets to AEGON Advisors.

ITEM 7A.  QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK.

The primary market risk facing the Trust is interest rate risk on its mortgage loans payable. The Trust does not hedge interest rate risk using financial instruments nor is the Trust subject to foreign currency risk.

The following table sets forth the Trust's long term debt obligations, principal cash flows by scheduled maturity, weighted average interest rates and estimated fair market value ("FMV") at December 31, 1999:

                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                             -------------------------------
                                        2000              2001           2002             Total            FMV
                                   ------------      ------------     ---------       ------------     ------------
Long Term Debt:
Fixed Rate                           $  169,083       $ 1,438,920      $  2,015        $ 1,610,018      $1,652,733
Variable Rate                        $7,749,408              --           --           $ 7,749,408      $7,762,119
Average Interest Rate                     9.08%            10.00%        10.00%             10.00%



The fair value of the Trust's mortgage loans payable is estimated based on the discounting of future cash flows at interest rates that management believes reflects the risks associated with mortgage loans payable at similar risk and duration.

ITEM 8.  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Balance Sheets


                                                                             December 31
                                                                      1999                  1998
----------------------------------------------------------------------------------------------------
ASSETS
Real estate
   Land                                                          $   9,189,243           9,189,243
   Buildings and improvements                                       25,428,467          25,319,279
----------------------------------------------------------------------------------------------------
                                                                    34,617,710          34,508,522
   Less accumulated depreciation                                   (11,350,214)        (10,691,663)
----------------------------------------------------------------------------------------------------
                                                                    23,267,496          23,816,859
Cash and cash equivalents                                            2,369,176           3,423,296
Rents and other receivables                                            499,810             397,822
Prepaid and deferred expenses                                          243,659             275,653
Taxes held in escrow                                                     --                 18,863
----------------------------------------------------------------------------------------------------
                                                                 $  26,380,141          27,932,493
====================================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Mortgage loans payable                                        $   9,359,426          10,897,933
   Accounts payable and accrued expenses                               665,387             418,204
   Due to affiliates                                                    31,935             115,722
   Distribution declared                                                 --                310,400
   Tenant deposits                                                      86,259              78,701
   Other                                                                 6,353              10,928
----------------------------------------------------------------------------------------------------
                                                                    10,149,360          11,831,888
----------------------------------------------------------------------------------------------------

Shareholders' Equity
   Shares of beneficial interest, $1 par value,
      20,000,000 shares authorized, 3,880,000
      shares issued and outstanding                                  3,880,000           3,880,000
   Additional paid-in capital, net of cumulative
      distributions in excess of earnings
      of  $16,411,501 in 1999 and 1998                              11,989,948          11,989,948
   Undistributed net earnings                                          360,833             230,657
----------------------------------------------------------------------------------------------------
                                                                    16,230,781          16,100,605
----------------------------------------------------------------------------------------------------
                                                                 $  26,380,141          27,932,493
====================================================================================================

See the accompanying notes to financial statements.

Statements of Earnings

                                                                       Year Ended December 31,
                                                            1999                 1998              1997
-----------------------------------------------------------------------------------------------------------
REVENUE
   Rents                                                $4,441,073            5,218,707         4,802,974
   Interest                                                140,095              113,248           209,113
-----------------------------------------------------------------------------------------------------------
                                                         4,581,168            5,331,955         5,012,087
-----------------------------------------------------------------------------------------------------------
EXPENSES
   Property expenses:
      Real estate taxes                                    478,570              561,818           610,322
      Repairs and maintenance                              507,444              446,787           549,765
      Utilities                                            112,716              113,939           122,754
      Management fee                                       203,500              241,877           221,935
      Insurance                                             29,884               50,299            47,137
      Other                                                129,620              219,517           153,385
-----------------------------------------------------------------------------------------------------------
Property expenses, excluding depreciation                1,461,734            1,634,237         1,705,298
      Depreciation                                         658,551              831,332           806,333
-----------------------------------------------------------------------------------------------------------
Total property expenses                                  2,120,285            2,465,569         2,511,631
Interest                                                   834,280            1,375,031         1,443,337
Administrative fee                                         173,831              204,587           205,714
Other administrative                                       391,396              342,793           214,276
-----------------------------------------------------------------------------------------------------------
                                                         3,519,792            4,387,980         4,374,958

-----------------------------------------------------------------------------------------------------------
Earnings from operations                                 1,061,376              943,975           637,129

Net gain on sale of property                                 ---                528,282           259,157
-----------------------------------------------------------------------------------------------------------

Net earnings                                            $1,061,376            1,472,257           896,286
===========================================================================================================

Basic and diluted net earnings per share                $      .27                  .38               .23
===========================================================================================================

Distributions to shareholders                           $  931,200            1,241,600         1,241,600
===========================================================================================================

Distributions to shareholders per share                 $      .24                  .32               .32
===========================================================================================================

See the accompanying notes to financial statements.

Statements of Cash Flows

                                                                               Years Ended December 31,
                                                                          1999            1998           1997
------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Rents collected                                                    $ 4,331,090       5,219,180      4,825,238
   Interest received                                                      140,095         113,248        216,650
   Payments for operating expenses                                     (1,829,379)     (2,139,822)    (2,283,645)
   Interest paid                                                         (830,915)     (1,371,666)    (1,439,972)
------------------------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                         1,810,891       1,820,940      1,318,271
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Proceeds from property sales, net of closing costs                       --          4,479,835          --
   Capital expenditures                                                  (109,188)        (28,280)    (1,010,937)
   Principal collections on mortgage loans receivable                       --              --            28,094
   Principal repayment on mortgage loans  receivable                        --              --         1,298,008
   Other, net                                                              24,284          28,625        (34,135)
------------------------------------------------------------------------------------------------------------------
      Net cash provided (used) by investing activities                    (84,904)      4,480,180        281,030
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Principal portion of scheduled mortgage loan payments                 (368,380)       (438,861)      (484,914)
   Principal prepayment on mortgage loans payable                      (1,170,127)     (2,803,790)         --
   Distributions paid to shareholders                                  (1,241,600)     (1,241,600)    (1,241,600)
------------------------------------------------------------------------------------------------------------------
      Net cash used by financing activities                            (2,780,107)     (4,484,251)    (1,726,514)
------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                   (1,054,120)      1,816,869       (127,213)
Cash and cash equivalents at beginning of year                          3,423,296       1,606,427      1,733,640
------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                              $ 2,369,176       3,423,296      1,606,427
==================================================================================================================

RECONCILIATION OF NET EARNINGS TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES:
   Net earnings                                                       $ 1,061,376       1,472,257        896,286
   Gain on sale of property                                                 --           (528,282)      (259,157)
------------------------------------------------------------------------------------------------------------------
Earnings from operations                                                1,061,376         943,975        637,129
Add (deduct) reconciling adjustments:
   Depreciation                                                           658,551         831,332        806,333
   Amortization                                                             3,365           3,365          3,365
   Decrease (increase) in rents and other receivables                    (105,408)         33,823         26,608
   Decrease (increase) in prepaid and deferred expenses                    15,323          32,106        (80,011)
   Decrease (increase) in taxes held in escrow                             18,863         134,153         (6,145)
   Increase (decrease) in accounts payable and accrued expenses           247,183        (142,713)      (123,228)
   Increase (decrease) in due to affiliates                               (83,787)         18,249         51,027
   Increase (decrease) in advance rents                                    (4,575)        (33,350)         3,193
------------------------------------------------------------------------------------------------------------------
Net cash provided by operating activities                             $ 1,810,891       1,820,940      1,318,271
==================================================================================================================


See the accompanying notes to financial statements.

Statements of Shareholders' Equity

                                                                   Years Ended December 31, 1999, 1998 and 1997
-------------------------------------------------------------------------------------------------------------------------
                                                            Shares of       Additional     Undistributed       Total
                                                           Beneficial        Paid-In            Net         Shareholders'
                                                            Interest         Capital         Earnings          Equity
-------------------------------------------------------------------------------------------------------------------------
Balance at January 1, 1997                                 $3,880,000       12,018,890         316,372       16,215,262
   Net earnings                                                 --               --            896,286          896,286
   Distributions to shareholders                                --             (28,942)     (1,212,658)      (1,241,600)
-------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1997                               $3,880,000       11,989,948           --          15,869,948
   Net earnings                                                 --               --          1,472,257        1,472,257
   Distribution to Shareholders                                 --               --         (1,241,600)      (1,241,600)
-------------------------------------------------------------------------------------------------------------------------

Balance at December 31, 1998                               $3,880,000       11,989,948         230,657       16,100,605
   Net earnings                                                 --               --          1,061,376        1,061,376
   Distribution to Shareholders                                 --               --           (931,200)        (931,200)
-------------------------------------------------------------------------------------------------------------------------
BALANCE AT DECEMBER 31, 1999                               $3,880,000       11,989,948         360,833       16,230,781
=========================================================================================================================

See the accompanying notes to financial statements.

Notes to Financial Statements

1.  Accounting Policies

The Trust is predominantly in the business of investing in real estate. Investments in real estate are stated at cost. The Trust provides an allowance for valuation of real estate when it is determined that the values have permanently declined below recorded book value.

The Trust records impairment losses when indicators of impairment are present and the undiscounted cash flows estimated to be generated by the real estate are less than their carrying amount. If real estate is considered to be impaired, its carrying amount is written down to fair value and recognized as a net loss on property in the statement of earnings.

Expenditures for repairs and maintenance which do not add to the value or extend the useful life of property are expensed when incurred. Additions to existing properties, including replacements, improvements and expenditures which do add to the value or extend the useful life of property, are capitalized. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective assets.

The Trust follows the operating method of accounting for leases, whereby scheduled rental income is recognized on a straight-line basis over the lease term. Contingent rental income is recognized in the period in which it arises. Interest on mortgage loans receivable and amortization of discounts are recognized as income over the period the respective loans are outstanding. The Trust provides for possible losses on mortgage loans, rents and other receivables when it is determined that collection of such receivables is doubtful. Rents and other receivables are stated net of an allowance for uncollectible accounts of $185,494 in 1999 and $224,938 in 1998. Cash equivalents include investments with original maturities of three months or less.

Gains on real estate sales are recognized for financial accounting purposes in accordance with Statement of Financial Accounting Standard No. 66, ACCOUNTING FOR SALES OF REAL ESTATE. Deferred gains are recognized as income using the installment method.

Since the Trust has no potentially dilutive securities outstanding, basic and diluted net earnings per share in accordance with Statement of Financial Accounting Standard No. 128, EARNINGS PER SHARE, are the same.

During 1997, the Financial Accounting Standards Board issued Statement No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. Statement No. 131 establishes standards for reporting information about operating segments, products and markets. Generally, Statement No. 131 requires financial information to be reported on the basis on which it is used internally for evaluating segment performance and deciding how to allocate resources to segments. The Statement, which was required to be adopted by the Trust during 1998, had no impact on the financial statements as the Trust has only one operating segment, which involves the direct ownership of commercial real estate properties substantially on a managed basis.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The actual results of the Trust could differ as a result of those estimates.

2.  Fair Values of Financial Instruments

Statement of Financial Accounting Standard No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments.

The following methods and assumptions were used by the Trust in estimating its fair value disclosures for financial instruments.

CASH AND CASH EQUIVALENTS: The carrying amounts of cash and cash equivalents approximates their fair values.

MORTGAGE LOANS PAYABLE: The fair values of mortgage loans payable are estimated utilizing discounted cash flow analysis, using interest rates reflective of current market conditions and the risk characteristics of the loans.

The following sets forth a comparison of the fair values and carrying values of the Trust's financial instruments subject to the provisions of Statement of Financial Accounting Standard No. 107:

                                                  1999                             1998
                                      ----------------------------     -----------------------------
                                        CARRYING                         CARRYING
                                         VALUE         FAIR VALUE          VALUE         FAIR VALUE
                                      ----------------------------     -----------------------------
Assets
Cash and cash equivalents              $2,369,176       2,369,176         3,423,296       3,423,296

Liabilities
Mortgage loans payable                 $9,359,426       9,414,852        10,897,933      11,265,751

3.  Real Estate

Investments in real estate consist entirely of managed and net leased commercial property. Information regarding the Trust's investment in each property is presented in the Schedule of Real Estate and Accumulated Depreciation below.

Schedule of Real Estate and Accumulated Depreciation

                                                                             GROSS AMOUNT AT WHICH CARRIED
                                    INITIAL COST TO TRUST                            DECEMBER 31, 1999
                                    ---------------------                    -----------------------------
                                                            SUBSEQUENT
                       AMOUNT OF              BUILDINGS &      COST                   BUILDINGS  &               ACCUMULATED
PROPERTY DESCRIPTION  ENCUMBRANCE    LAND     IMPROVEMENTS  CAPITALIZED      LAND     IMPROVEMENTS     TOTAL     DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square         $223,171     450,000    3,311,660    1,982,098      450,000     5,293,758    5,743,758     2,734,366
   Orange Park, FL

First Tuesday Mall            --     595,000    4,347,697    2,241,360      600,392     6,583,665    7,184,057     3,839,951
   Carrollton, GA

Mendenhall Commons     3,867,315   3,134,692    5,597,340       63,000    3,134,692     5,660,340    8,795,032     1,533,865
   Memphis, TN

North Park Plaza       3,882,094   4,635,147    4,018,353       26,830    4,633,382     4,046,948    8,680,330     1,091,233
   Phoenix, AZ

Presidential Drive            --      344,58     1,424,30      247,714      344,582     1,672,014     2,016,59       694,533
   Atlanta, GA
                      -------------------------------------------------------------------------------------------------------
                       7,972,580   9,159,421   18,699,350    4,561,002    9,163,048    23,256,725   32,419,773     9,893,948
NET LEASED
Yamaha Warehouse       1,386,846       26,19      755,756    1,415,986        26,19     2,171,742     2,197,93     1,456,266
   Cudahy, WI
                      -------------------------------------------------------------------------------------------------------

Total                 $9,359,426   9,185,616   19,455,106    5,976,988    9,189,243    25,428,467   34,617,710    11,350,214
                      =======================================================================================================


                                                LIFE ON
                                                 WHICH
                                              DEPRECIATION
                          DATE      DATE      IS COMPUTED
PROPERTY DESCRIPTION      BUILT   ACQUIRED     (IN YEARS)
---------------------------------------------------------
MANAGED
Kingsley Square          1975-76      7/79      10-40
   Orange Park, FL

First Tuesday Mall       1975-78      7/79      10-40
   Carrollton, GA

Mendenhall Commons          1987      2/89      10-40
   Memphis, TN

North Park Plaza            1963      2/89      10-40
   Phoenix, AZ

Presidential Drive          1980     12/84      10-35
   Atlanta, GA

NET LEASED
Yamaha Warehouse            1971      2/72      15-40
   Cudahy, WI

Total


The above properties are all shopping centers except for Presidential Drive which is a business park and Yamaha Warehouse which is an office/warehouse.

The activity in real estate and related depreciation for the three years ended December 31, 1999 is summarized in the table below.



REAL ESTATE                                                 YEARS ENDED DECEMBER 31,
                                                    1999               1998               1997
--------------------------------------------------------------------------------------------------
   COST
Beginning of year                              $ 34,508,522         40,694,216        39,683,279
   Additions during year
      Improvements                                  109,188             28,280         1,010,937
   Deductions during year
      Property sales                                  --            (6,213,974)            --
--------------------------------------------------------------------------------------------------

End of year                                    $ 34,617,710*        34,508,522        40,694,216
--------------------------------------------------------------------------------------------------

   ACCUMULATED DEPRECIATION
Beginning of year                              $ 10,691,663         12,122,752        11,316,419
   Additions during year
      Depreciation expense                          658,551            831,332           806,333
   Deductions during year
      Property sales                                  --            (2,262,421)            --
--------------------------------------------------------------------------------------------------

End of year                                    $ 11,350,214         10,691,663        12,122,752
--------------------------------------------------------------------------------------------------

*The aggregate cost for federal income tax purposes is $34,751,420.


Wholly owned managed properties with an aggregate cost of $32,419,773 are leased to tenants pursuant to lease agreements under which the Trust incurs normal real estate operating expenses associated with ownership. Yamaha Warehouse, a wholly-owned property with an aggregate cost of $2,197,937 is leased under a net lease agreement which requires the lessee to pay cash rental, property taxes and other expenses incurred in connection with the operation of the property.

In 1999, the Trust incurred capital expenditures of $109,188. The improvements consisted of $93,714 for tenant build-outs at Presidential Drive Business Park and $15,474 for roof repairs at First Tuesday Mall. In 1998, the Trust incurred capital expenditures of $28,280 for parking lot improvements at First Tuesday Mall.

On December 22, 1998, the Trust sold Geneva Square, a 143,676 square foot shopping center located in Lake Geneva, Wisconsin. The sale price was $4,500,000 from which the Trust paid selling expenses of $20,165 and retired mortgage indebtedness on the property of $2,803,790. Gain on the sale was $528,282.

4.  Mortgage Loans Receivable

Mortgage loans receivable consisted of notes received from financing property sales and were secured by the properties sold, subject to any underlying mortgage loans payable. The Trust received mortgage loans receivable of $1,650,000 as part of the consideration for the sales of Hickory Hills and College Square in 1990 and retained a mortgage payable on the property. Accordingly, the gain on this sale was deferred. The mortgage loans receivable matured on December 20, 1997 and had yielded 9.5% to the Trust. Upon maturity of these mortgage loans receivable, the Trust assigned the underlying mortgage loan payable on College Square to the mortgagee. As a result of the assignment, the proceeds from the College Square mortgage loan receivable were reduced by the outstanding mortgage loan payable of $193,981.

The activity in mortgage loans receivable for the year ended December 31, 1997 (there was no activity in 1998 or 1999) is summarized in the table below.

MORTGAGE LOANS RECEIVABLE

                                              DECEMBER 31,
                                                  1997
-------------------------------------------------------------------------
     PRINCIPAL

Beginning of year                            $  1,520,083
   Deductions during year
      Principal collections                      (28,094)
      Principal repayment                     (1,491,989)
-------------------------------------------------------------------------

Balance at end of year                       $      --
-------------------------------------------------------------------------

5.  Cash and Cash Equivalents

At December 31, 1999, cash and cash equivalents consisted of cash of $1,333 and a money market fund of $2,367,843. At December 31, 1998, cash and cash equivalents consisted of cash of $548 and a money market fund of $3,422,748.

6.  Transactions With Affiliates

The Trust has contracted with AEGON USA Realty Advisors, Inc. ("AEGON Advisors") to provide administrative services for a base fee of 5/8% of the average gross real estate investment plus 1/4% of the monthly balance of mortgage loans receivable and an incentive fee of 20% of annual adjusted cash flow from operations in excess of $.72 per share. If the annual adjusted cash flow from operations is less than $.72 per share, then the payment of so much of the base fee is to be deferred so that revised cash flow from operations will be equal to $.72 per share; provided, however, in no event shall the amount deferred exceed 20% of the previously determined base fee. Any deferred fees may be paid in subsequent years (subject to certain limits). Annual adjusted cash flow from operations, as defined for purposes of the incentive fee, includes the net realized gain (or loss) from the disposition of property, adjusted to exclude accumulated depreciation (otherwise stated as gain in excess of cost without reduction for allowable depreciation). The administrative fee is limited to 1 1/2% of average quarterly net invested assets. The administrative agreement is for a one-year term, automatically renewed annually and cancelable by either party upon 90 days written notice. Amounts paid to AEGON Advisors for administrative services were: $173,831 for 1999, $204,587 for 1998, and $205,714 for 1997. No incentive fees were paid in 1999, 1998 or 1997.

AEGON Advisors also provides real estate acquisition and disposition services for the Trust. A negotiated fee of 2% to 4% of the cost is charged for properties acquired. No separate fee is charged for property dispositions. There were no acquisition fees paid in 1999, 1998 or 1997.

AEGON USA Realty Management, Inc. ("AEGON Realty Management"), a wholly-owned subsidiary of AEGON Advisors, provided property management services to the Trust for a fee of 5% of the gross income of each managed property. The property management agreement is for a one-year term, automatically renewed annually and cancelable upon a 30-day written notice from either party. On December 31, 1998, AEGON Realty Management was merged with and into AEGON Advisors and the property management agreement was assumed by AEGON Advisors. Amounts paid for property management services were $203,500 for 1999, $241,877 for 1998, and $221,935 for 1997.

AEGON Advisors previously provided dividend disbursement, stock certificate preparation, recordkeeping and other shareholder services to the Company for a quarterly fee of $1.25 per shareholder account, $.75 per shareholder account for distributions processed, $.50 per shareholder account for proxy tabulation, and such other compensation for services performed as from time to time agreed to by the parties. The Trust paid AEGON Advisors $21,376 and $21,658 in shareholder service fees for 1998 and 1997, respectively. AEGON Advisors had subcontracted with Boston EquiServe, L.P., a subsidiary of State Street Bank and Trust Company, for delivery of these services. Effective January 1, 1999, the Trust contracted directly with Boston EquiServe, L.P. and terminated the agreement with AEGON Advisors.

The mortgage loan on the Trust's Presidential Drive property was with AUSA Life Insurance Company, Inc., an affiliate of AEGON Advisors. Interest paid on the mortgage was $13,124 in 1999, $74,575 in 1998, and $77,779 in 1997.
This mortgage loan was prepaid on February 1, 1999. (See Note 7.) In addition, the mortgage loan on Geneva Square was with PFL Life Insurance Company, an affiliate of AEGON Advisors. Interest paid on the mortgage was $228,562 in 1998 and $235,842 in 1997. Geneva Square was sold in December 1998.

On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured at which time the Trust obtained financing from Monumental Life Insurance Company ("Monumental"), an affiliate of AEGON Advisors, for these properties. (See Note 7.) Interest paid on the mortgage loans was $229,163 in 1999 for Mendenhall Commons and $230,039 in 1999 for North Park Plaza.

On January 20, 2000, the Trust entered into a Real Estate Sale and Purchase Contract to sell all of the real estate assets of the Trust to AEGON Advisors for a total purchase price of $33,500,000. (See Note 11.)

AEGON Advisors is an indirect wholly-owned subsidiary of AEGON USA, Inc. which, through other wholly-owned subsidiaries, beneficially owns approximately 30.86% of the outstanding shares of the Trust at December 31, 1999.

7.  Mortgage Loans Payable

Mortgage loan obligations, secured by the real estate owned, carry annual interest rates ranging from 8.115% to 10.125%.

On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. The annual debt service on this mortgage was $107,604, including interest at 10.25%. On February 5, 1999, the Trust prepaid the mortgage loan on First Tuesday Mall. The prepayment amount, including a 1% prepayment fee of $4,637 to the lender, was $468,281. The annual debt service on this mortgage was $115,128, including interest at 9.25%.

On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured, requiring principal repayments of $3,930,120 and $3,944,537, respectively. On March 15, 1999, the Trust refinanced these mortgage loans with Monumental. The loan amount for Mendenhall Commons was $3,925,000 with monthly debt service of $30,430. The loan amount for North Park Plaza was $3,940,000 with monthly debt service of $30,547. Information regarding each mortgage is presented in the Schedule of Mortgage Loans on Real Estate below.

Schedule of Mortgage Loans on Real Estate

                                                                    PERIODIC PAYMENT TERMS
                                                           -----------------------------------------
                                                         ANNUAL                                                        CARRYING
                                 STATED      FINAL     PRINCIPAL  BALLOON       PREPAYMENT           FACE AMOUNT      AMOUNT OF
                       DATE OF  INTEREST    MATURITY     AND     PAYMENT AT       PENALTY            OF MORTGAGE     MORTGAGE AT
PROPERTY DESCRIPTION    NOTE      RATE        DATE     INTEREST   MATURITY      PROVISIONS*        AT ACQUISITION   DEC. 31, 1999
---------------------------------------------------------------------------------------------------------------------------------
MANAGED
Kingsley Square          2/77      10%         2/02      $76,370   $   --     Feb. 99 to Feb. 00       $  700,00    $   139,568
   Orange Park, FL                                                            penalty is 5.0%,
   (two loans)                                                                declining .5% per
                                                                              year to 4% thereafter
                         8/75      10%         8/00      163,650       --     5.0%                     1,500,000         83,603

Mendenhall Commons       3/99   8.115% ***     3/00 **   365,166   3,858,737  None                     3,925,000      3,867,315
   Memphis, TN

North Park Plaza         3/99   8.115% ***     3/00 **   366,561   3,873,483  None                     3,940,000      3,882,094
   Phoenix, AZ
                                                      ----------------------                         --------------------------
                                                         971,747   7,732,220                          10,065,000      7,972,580
NET LEASED
Yamaha Warehouse        12/90  10.125%         1/01      159,627   1,366,721  Excess of loan rate      1,500,000      1,386,846
   Cudahy, WI                                                                 over U.S. Treasury
                                                                              Bill rate
                                                      ----------------------                         --------------------------
                                                      $1,131,374  $9,098,941                         $11,565,000     $9,359,426
                                                      ======================                         ==========================

*        Percentages are of the principal amount at time of prepayment.
**       Loan extended through May 1, 2000 under original terms.
***      Variable loan rate adjusted quarterly equal to 3 month LIBOR plus 2%.

The activity in mortgage loans payable for the three years ended December 31, 1999 is summarized in the table below.

Mortgage Loans Payable

                                                              YEARS ENDED DECEMBER 31,
                                                       1999              1998                1997
----------------------------------------------------------------------------------------------------

    PRINCIPAL
Beginning of year                                  $10,897,933         14,140,584        14,819,479
   Additions during year
     New mortgage loans on refinancing               7,865,000              --                --
   Deductions during year
     Principal payments                              (368,380)          (438,861)         (484,914)
     Prepayments and maturities                    (9,035,127)        (2,803,790)         (193,981)
----------------------------------------------------------------------------------------------------

Balance at end of year                              $9,359,426         10,897,933        14,140,584
----------------------------------------------------------------------------------------------------


Scheduled monthly payments will substantially amortize the principal balances of the mortgage loans over their respective terms with the exception of balloon payments at maturity. Amortized payments on the outstanding balances due, including balloon repayments at maturity, are summarized as follows:

                       AMORTIZED        PAYMENTS
       YEAR            PAYMENTS        AT MATURITY
-----------------------------------------------------
       2000             $186,271       $7,732,220
       2001               72,199        1,366,721
       2002                2,015            --

8.  Leased Assets

The Trust is lessor of various properties as described in Note 3. Certain properties are leased to tenants under long-term, non-cancelable operating lease agreements. Future minimum lease rentals to be received under the terms of these lease agreements are as follows:

       YEAR                AMOUNT
-----------------------------------------
       2000                  $3,053,873
       2001                   2,550,264
       2002                   2,185,604
       2003                   2,089,728
       2004                   1,641,237
     2005-2018               10,732,689

Contingent rentals included in income received in connection with operating leases were $38,268, $136,446, and $134,343 for the years ended December 31, 1999, 1998 and 1997, respectively. Such rentals are based principally on tenant sales in excess of stipulated minimums. In 1999, 1998, and 1997, the Trust derived 10% or more of its revenue from Kroger Company at Mendenhall Commons and from Safeway at North Park Plaza. The revenue from these tenants was $638,501 and $739,592 in 1999, $644,083 and $625,034 in 1998, and
$587,097 and $581,028 in 1997, respectively.

In April 1999, Publix Supermarkets closed its store at Kingsley Square. When Publix vacated, Office Max exercised its right under the terms of its lease to go to percentage rents.

9.  Federal Income Taxes

The Trust conducts its operations so as to qualify as a real estate investment trust under the Internal Revenue Code which requires, among other things, that at least 95% of the Trust's taxable income be distributed to shareholders. The Trust has historically distributed all of its taxable income. Distributions made in 1999 were used to meet the Internal Revenue Code distribution requirements for 1999. Accordingly, no provision has been made for federal income taxes since the Trust did not have taxable income after the deductions allowed for distributions to shareholders.

Certain property acquisitions have resulted in the basis of those properties being determined differently for financial accounting purposes than for income tax purposes. The differing methods of determination of basis in these transactions have resulted in the tax basis of certain properties being higher or lower than the financial basis. At December 31, 1999 the tax basis of real estate was $133,710 in excess of the financial basis.

10.  Legal Proceedings

The Trust is not a party to any pending legal proceedings which, in the opinion of management, are material to the Trust's financial position.

11. Subsequent Event

In January 2000, the Trust signed a contract to sell all of its real estate assets to AEGON Advisors, the Trust's advisor and a subsidiary of AEGON USA, Inc., the Trust's largest shareholder which owns approximately 30.86% of the Trust's outstanding shares, for a total purchase price of $33,500,000. The sale of the real estate assets of the Trust is conditioned upon shareholder approval of the sale, as well as shareholder approval of the subsequent liquidation of the Trust and distribution of the proceeds of the sale to the shareholders. The transaction is anticipated to be completed in the second quarter of 2000.

12.  Selected Quarterly Financial Data (Unaudited)

                                                               QUARTER ENDED
                                       -------------------------------------------------------------
                                                                                                           YEAR ENDED
          YEAR                             3/31             6/30             9/30          12/31             12/31
---------------------------------------------------------------------------------------------------------------------

     1999

REVENUE                                $1,235,691        1,145,054        1,089,484      1,110,939         4,581,168
---------------------------------------------------------------------------------------------------------------------
EARNINGS FROM OPERATIONS               $  359,078          286,357          258,682        157,259(1)      1,061,376
NET GAIN ON SALE OF PROPERTY                --               --               --             --                --
                                      -------------------------------------------------------------------------------
NET EARNINGS                           $  359,078          286,357          258,682        157,259(1)      1,061,376
---------------------------------------------------------------------------------------------------------------------
BASIC AND DILUTED NET
   EARNINGS PER SHARE                  $      .09              .07              .07            .04               .27
---------------------------------------------------------------------------------------------------------------------

     1998

Revenue                                $1,622,786(2)     1,266,703        1,230,616      1,211,850         5,331,955
---------------------------------------------------------------------------------------------------------------------
Earnings from operations               $  512,257          108,264          112,875        210,579           943,975
Net gain on sale of property                --               --               --           528,282           528,282
                                      -------------------------------------------------------------------------------
Net earnings                           $  512,257(2)       108,264          112,875        738,861         1,472,257
---------------------------------------------------------------------------------------------------------------------
Basic and diluted net
   earnings per share                  $      .13              .03              .03            .19               .38
---------------------------------------------------------------------------------------------------------------------

     1997

Revenue                                $1,277,422        1,236,318        1,250,455      1,247,892         5,012,087
---------------------------------------------------------------------------------------------------------------------
Earnings from operations               $  163,220          166,302           66,105        241,502           637,129
Net gain on sale of property                --               --               --           259,157           259,157
                                      -------------------------------------------------------------------------------
Net earnings                           $  163,220          166,302           66,105        500,659           896,286
---------------------------------------------------------------------------------------------------------------------
Basic and diluted net
   earnings per share                  $      .04              .04              .02            .13               .23
---------------------------------------------------------------------------------------------------------------------

(1) Administrative expenses for the fourth quarter of 1999 included $100,000 due to the fairness opinion related to the potential sale of the Trust's real estate assets to AEGON Advisors.

(2) Revenues and net income for the first quarter of 1998 included a final settlement of $248,000 for a claim as an unsecured creditor under a Chapter 11 reorganization plan and an $85,000 settlement for the termination of a lease by a tenant in 1997.

Report of Independent Auditors

The Board of Trustees and Shareholders
USP Real Estate Investment Trust

We have audited the accompanying balance sheets of USP Real Estate Investment Trust as of December 31, 1999 and 1998, and the related statements of earnings, shareholders' equity, and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of USP Real Estate Investment Trust at December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

                                     /s/ Ernst & Young LLP

Des Moines, Iowa
February 25, 2000

ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

PART III

ITEM 10.  DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

Information About Directors (referred to herein as "Trustees")

Certain information about the Trustees appears below. (See "Item 13. Certain Relationships and Related Transactions" for a description of the Trust's relationship with AEGON USA Realty Advisors, Inc. and other subsidiaries of AEGON USA, Inc.)

PATRICK E. FALCONIO, age 58, has served as a Trustee and Chairman of the Board since 1988. He retired on February 1, 1999 as an Executive Vice President of AEGON USA, Inc. (insurance and financial services), Cedar Rapids, Iowa, where he had been employed since 1987. He was also a Director of AEGON USA Realty Advisors, Inc. and various other subsidiaries of AEGON USA, Inc. until his retirement.

EDWIN L. INGRAHAM, age 73, has served as a Trustee of the Trust since 1984, and as Vice Chairman of the Board of Trustees since 1990. He retired in 1988 as Executive Vice President, Treasurer and Chief Investment Officer of AEGON USA, Inc., where he had been employed since 1982. Mr. Ingraham is a member of the Audit Committee.

SAMUEL L. KAPLAN, age 63, has served as a Trustee of the Trust since 1983. He has been engaged in the practice of law in Minneapolis, Minnesota as a member of the firm of Kaplan, Strangis and Kaplan, P.A. since 1978. Mr. Kaplan is a member of the Audit Committee.

RICHARD M. OSBORNE, age 54, has served as a Trustee of the Trust since January 1999. He is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963. OsAir, Inc. is a manufacturer of industrial gases for pipeline delivery and a real property developer. Mr. Osborne is the sole Manager of Turkey Vulture Fund XIII, Ltd. which acquires, holds, sells or otherwise invests in all types of securities and other instruments. Mr. Osborne is a Director and Chairman of the Board of Liberty Self-Stor, Inc., a publicly-held real estate investment trust, a Director of Ceres Group, Inc., a publicly-held insurance holding company, a Director and Chairman of the Board of Pacific Gateway Properties, Inc., a publicly-held real estate company and a Director and Vice Chairman of the Board of GLB Bancorp, Inc., a bank holding company.

Information About Executive Officers

Certain information about the executive officers of the Trust appears below. (See "Item 13. Certain Relationships and Related Transactions" for a description of the Trust's relationship with AEGON USA Realty Advisors, Inc. and other subsidiaries of AEGON USA, Inc.)

DAVID L. BLANKENSHIP, age 49, has served as President of the Trust since 1985. He has been employed by AEGON USA, Inc. since 1977 in various administrative and management positions related to real estate investment activities and is Chairman of the Board and President of AEGON USA Realty Advisors, Inc.

MAUREEN DEWALD, age 49, has served as Vice President of the Trust since 1986 and Secretary since 1985. She has been employed by AEGON USA, Inc. since 1983 as an attorney for real estate investment activities and is Senior Vice President, Secretary and General Counsel of AEGON USA Realty Advisors, Inc.

ALAN F. FLETCHER, age 50, has served as Treasurer of the Trust since 1986, as Vice President since 1985, as Assistant Secretary since 1982 and as principal financial officer since 1981. He has been employed by AEGON

USA, Inc. since 1981 in various financial and administrative positions related to investment activities and is Senior Vice President and Chief Financial Officer of AEGON USA Realty Advisors, Inc.

ROGER L. SCHULZ, age 38, has served as Controller and Assistant Secretary of the Trust since 1995. He has been employed by AEGON USA, Inc. since 1985 in various accounting and financial reporting positions related to real estate investment activities and is Manager - Financial Reporting for AEGON USA Realty Advisors, Inc.

ITEM 11.  EXECUTIVE COMPENSATION

During 1999, each Trustee received an annual fee of $6,000 plus $750 for each regular or special meeting attended, as well as $400 per day for inspecting properties owned by the Trust and $400 for attendance at each committee meeting as a member, unless held in conjunction with a meeting of the Board of Trustees. Total fees paid to all Trustees as a group were $37,500 for 1999.

The executive officers of the Trust are not employees of the Trust and receive no cash or deferred compensation in their capacities as such.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth information with respect to each person and group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Trust to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Trust as of March 15, 2000.


NAME AND ADDRESS                                  AMOUNT AND NATURE                     PERCENT
OF BENEFICIAL OWNER                            OF BENEFICIAL OWNERSHIP                 OF CLASS
--------------------                           -----------------------                ----------
AEGON USA, Inc. (1)                                    1,197,260                        30.86%
4333 Edgewood Road N.E.
Cedar Rapids, Iowa  52499

Turkey Vulture Fund XIII, Ltd. (2)                       561,081                        14.46%
c/o Kohrman Jackson & Krantz P.L.L.
1375 East 9th Street
Cleveland, Ohio  44114



(1) AEGON USA, Inc., an Iowa Corporation, is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands which is controlled by Vereninging AEGON, an association organized under the laws of The Netherlands. AEGON USA, Inc. has sole voting and investment powers with respect to the above shares.

(2) Turkey Vulture Fund XIII, Ltd. (the "Fund") is an Ohio limited liability company, of which Richard M. Osborne is the sole Manager. As sole Manager of the Fund, with sole power to vote, or to direct the voting of, and the sole power to dispose or to direct the disposition of, any shares owned by the Fund, Mr. Osborne may be deemed to beneficially own all of the Shares of beneficial interest of USP owned by the Fund.

Security Ownership of Management

The following table sets forth the number of shares beneficially owned as of March 15, 2000 by each Trustee and officer and by all Trustees and officers as a group (8 persons). Except as otherwise indicated by footnote, the individuals have direct ownership of, and sole voting and investment power with respect to, any shares beneficially owned by them. Under rules adopted by the Securities and Exchange Commission, transactions in shares of the Trust are reportable by Trustees and officers on specified forms, and the Trust is required to disclose any known delinquent filings. The Trust is not aware of any delinquent filings by its current trustees and officers, except that Richard Osborne inadvertently failed to report on a Form 4 Statement of Changes of Beneficial Ownership of Securities a purchase of 10,000 shares in December 1998.


NAME OF                                                                 AMOUNT AND NATURE            PERCENT
BENEFICIAL OWNER                                                     OF BENEFICIAL OWNERSHIP        OF CLASS

Patrick E. Falconio(1)                                                         2,000                    *
Edwin L. Ingraham                                                              1,500                    *
Samuel L. Kaplan(2)                                                           10,000                    *
Richard M. Osborne(3)                                                        561,081                 14.46%
David L. Blankenship(4)                                                    1,199,078                 30.90%
Maureen DeWald                                                                     0                    *
Alan F. Fletcher(5)                                                            2,200                    *
Roger L. Schulz                                                                  100                    *
Trustees, nominees and officers as a group                                 1,775,959                 45.77%



(1) Mr. Falconio may be deemed to be the beneficial owner of 2,000 shares owned by his wife.
(2) Mr. Kaplan is the direct owner of 8,500 shares and may be deemed to be the beneficial owner of 1,500 shares held in a profit sharing trust for his account.
(3) Mr. Osborne may be deemed to be the beneficial owner of 561,081 shares beneficially owned by Turkey Vulture Fund, XIII, Ltd., an Ohio limited liability company, of which Mr. Osborne is the sole Manager.
(4) Mr. Blankenship may be deemed to be the beneficial owner of 1,197,260 shares beneficially owned by AEGON USA, Inc. with respect to which he shares voting and investment powers (see "Security Ownership of Certain Beneficial Owners" and "Information About Executive Officers"). Mr. Blankenship disclaims beneficial ownership of such shares. He may also be deemed to be the beneficial owner of 1,818 shares held in custodial accounts for his children.
 (5) Mr. Fletcher is the direct owner of 600 shares and is the beneficial owner of 1,600 shares held in an individual retirement account.

  *Such holdings represent less than one percent of the outstanding Shares.

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

The Trust has no employees and has contracted with AEGON Advisors, a subsidiary of AEGON USA, Inc., the Trust's largest shareholder, to provide administrative, advisory, acquisition, divestiture, and property management services. Certain officers of AEGON Advisors serve as non-employee officers of the Trust. A description of the relationships between AEGON USA, Inc. and its various subsidiaries and of such subsidiaries' agreements with the Trust follows. The description of the agreements which follows is qualified in its entirety by reference to the terms and provisions of such agreements, copies of which are available from the Trust's filings with the Securities and Exchange Commission and from the Trust's Investor Relations department. (See "Item 12. Security Ownership of Certain Beneficial Owners and Management" for a description of the relationship between AEGON USA, Inc. and AEGON N.V.)

Administrative, Advisory and Acquisition Services

AEGON Advisors is a wholly owned subsidiary of AEGON USA, Inc. AEGON Advisors provides administrative, advisory, acquisition and divestiture services to the Trust pursuant to an Administrative Agreement dated January 1, 1984. The term of the Administrative Agreement is for one (1) year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Agreement upon 90 days written notice. The performance of AEGON Advisors' duties and obligations under the Administrative Agreement has been guaranteed by AEGON USA, Inc.

Under the Administrative Agreement, AEGON Advisors (a) provides clerical, administrative and data processing services, office space, equipment and other general office services necessary for the Trust's day-to-day operations, (b) provides legal, tax and accounting services to maintain all necessary books and records of the Trust and to ensure Trust compliance with all applicable federal, state and local laws, regulatory reporting requirements and tax codes, (c) arranges financing for the Trust, including but not limited to mortgage financing for property acquisition, (d) obtains property management services for the Trust's properties and supervises the activities of persons performing such services, (e) provides monthly reports summarizing the results of operations and financial conditions of the Trust,
(f) prepares and files all reports to shareholders and regulatory authorities on behalf of the Trust, (g) prepares and files all tax returns of the Trust and (h) provides the Trust with property acquisition and divestiture services.

AEGON Advisors receives fees for its administrative and advisory services as follows: (a) a base fee, payable monthly, equal to 0.625% per annum of the average monthly gross real estate investments of the Trust plus 0.25% per annum of the monthly outstanding principal balance of mortgage loans receivable; and (b) an incentive fee, payable annually, equal to 20% of the annual adjusted cash flow from operations in excess of $.72 per share. If the annual adjusted cash flow from operations is less than $.72 per share, then the payment of so much of the base fee is to be deferred so that revised cash flow from operations will be equal to $.72 per share; provided, however, in no event shall the amount deferred exceed 20% of the previously determined base fee. Any deferred fees may be paid in a subsequent year, up to a maximum of 30% of that year's revised cash flow from operations in excess of $.72 per share. Annual adjusted cash flow from operations, as defined for purposes of the incentive fee, includes the net realized gain (or loss) from the disposition of property, adjusted to exclude accumulated depreciation (otherwise stated as gain in excess of cost without reduction for allowable depreciation). Notwithstanding the foregoing, the combined base and incentive fees cannot exceed the amount permitted by the limitation on operating expenses as provided in the Trust's Declaration of Trust, which limitation is essentially 1.5% of the Trust's average quarterly invested assets, net of depreciation. In addition, AEGON Advisors is to be paid a separately negotiated fee of not less than 2% nor more than 4% of the cost of each property acquired by the Trust as compensation for acquisition services furnished by it to the Trust. Administrative fees paid to AEGON Advisors for 1999 were $173,831. No acquisition fees were paid in 1999.

Management Services

AEGON Advisors provides management services to the Trust pursuant to a Property Management Agreement dated July 1, 1981. The term of the Agreement is for one (1) year and is automatically renewable each year for an additional year subject to the right of either party to cancel the Management Agreement upon 30 days written notice. Under the Management Agreement, AEGON Advisors is obligated to (a) procure tenants and execute leases with respect to Trust properties which are not leased under net lease arrangements (the "Managed Properties"), (b) maintain and repair (at the Trust's expense) the Managed Properties, (c) maintain complete and accurate books and records of the operations of the Managed Properties, (d) maintain the Managed Properties in accordance with applicable government rules and regulations, licensing requirements and building codes, (e) collect all rents and (f) carry (at the Trust's expense) general liability, accident, fire and other property damage insurance. For these services, AEGON Advisors receives 5% of the gross income derived from the operation of the Managed Properties. Management fees paid to AEGON Advisors for 1999 were $203,500. These services were previously provided by AEGON USA Realty Management, Inc., a wholly owned subsidiary of AEGON Advisors, which was merged into AEGON Advisors in December 1998.

Other

On December 31, 1993, the mortgage loan on the Trust's Presidential Drive property was acquired from the lender by AUSA Life Insurance Company, Inc., a wholly-owned subsidiary of AEGON USA, Inc., as part of a large transaction involving the transfer of loans and securities. The terms of the mortgage loan remained the same. On February 1, 1999, the Trust prepaid the mortgage loan on Presidential Drive Business Park. The prepayment amount, including a 1% prepayment fee of $7,065 to the lender, was $713,548. In February 1994, the Trust refinanced the existing mortgage loan on its Geneva Square property with a new mortgage loan from PFL Life Insurance Company ("PFL"), a wholly-owned subsidiary of AEGON USA, Inc. This $3,000,000 loan was obtained by the Trust on commercially competitive terms at a fixed interest rate of 8% and a 1% origination fee ($30,000) was paid to PFL in connection with the loan. The loan matured on March 1, 1996, and the Trust exercised an option to extend the loan for eight years at 8.30% based on commercially competitive terms offered for comparable loans by PFL. On December 22, 1998, the Trust sold Geneva Square and the mortgage balance of $2,803,790 was repaid. On March 1, 1999, the mortgage loans on Mendenhall Commons and North Park Plaza matured, requiring principal repayment. On March 15, 1999, the Trust refinanced these mortgage loans with Monumental Life Insurance Company, a wholly owned subsidiary of AEGON USA, Inc. The new loans are for a period of one year, carry an initial interest rate of 7%, and may be prepaid at any time without penalty. The maximum principal amount of the Mendenhall Commons and North Park Plaza mortgage indebtedness outstanding during 1999 was $7,865,000. The Trust paid $115,592 in principal and $459,202 in interest on such mortgage indebtedness for 1999.

Sale of Assets

In January 2000, the Trust signed a contract to sell all of its real estate assets to AEGON Advisors, the Trust's advisor and a subsidiary of AEGON USA, Inc., the Trust's largest shareholder which owns approximately 30.86% of the Trust's outstanding shares, for a total purchase price of $33,500,000. The sale of the real estate assets of the Trust is conditioned upon shareholder approval of the sale, as well as shareholder approval of the subsequent liquidation of the Trust and distribution of the proceeds of the sale to the shareholders. A notice of a special meeting of the shareholders and a proxy statement containing details of the proposed transaction will be sent to all shareholders pending a filing with the Securities and Exchange Commission. The transaction is anticipated to be completed in the second quarter of 2000, resulting in an expected liquidating distribution in excess of $6.00 per share. Shareholder approval of the liquidation of the Trust will result in termination of the Trust. Neither the sale of assets nor the liquidation will occur unless both are approved at the special meeting.

PART IV

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

(a)   List of Documents

The following financial statements are included in Item 8:

1.  Financial Statements.

Balance Sheets, December 31, 1999 and 1998.
Statements of Earnings, Years Ended December 31, 1999, 1998, and 1997. Statements of Cash Flows, Years Ended December 31, 1999, 1998, and 1997. Statements of Shareholders' Equity, Years Ended December 31, 1999, 1998, and 1997.
Notes to Financial Statements.
Report of Independent Auditors.

2.  Financial Statement Schedules.

Financial Statement Schedules.  (Included in Notes to Financial Statements)

(III) Schedule of Real Estate and Accumulated Depreciation.       Note 3
(IV)  Schedule of Mortgage Loans on Real Estate.                  Note 4

All other schedules have been omitted because they are not required, or because the required information, where material, is included in the financial statements or accompanying notes.

  ITEM 14. EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K (CONTINUED)

      (a)     List of Documents (continued)

          3.  Exhibits.

              (2) Real Estate Sale and Purchase Contract, dated January 20, 2000, by and between the Trust and AEGON USA Realty Advisors, Inc. Filed herewith.

              (2.1) Plan of Liquidation, adopted by the Board of Trustees on October 21, 1999. Filed herewith.

              (3) Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975 and April 23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended December 31, 1984.

              (3.1) By-Laws currently in effect, dated November 19, 1997, incorporated herein by reference to Item 14(a)3, Exhibit (3.1) of Form 10-K for the year ended December 31, 1997.

              (4) Articles II and III of the Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975 and April 23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended December 31, 1984.

              (10) Administrative Agreement currently in effect, dated January 1, 1984, incorporated herein by reference to Item 5, Exhibit (28) of Form 8-K dated January 1, 1984.

              (10.1) Property Management Agreement currently in effect, dated
                     July 1, 1981, as amended November 4, 1982, incorporated herein by reference to Item 14(a)3, Exhibit (10) of Form 10-K for the year ended December 31, 1982.

              (10.2) Shareholder Services Agreement, currently in effect, dated
                     January 1, 1991, as amended January 1, 1992 and assigned January 28, 1992, incorporated herein by reference to Item 14(a)3, Exhibit (10.2) of Form 10-K for the year ended December 31, 1991.

(b)    No reports on Form 8-K were filed during the fourth quarter of 1999.

(c)    The required exhibits applicable to this section are listed in
       Item 14(a)3.

(d) There are no required financial statement schedules applicable to this section.

                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         USP REAL ESTATE INVESTMENT TRUST



/s/ Patrick E. Falconio                  /s/ Alan F. Fletcher
-----------------------------------      -------------------------------------
      Patrick E. Falconio                      Alan F. Fletcher
      Chairman of the Board                    Vice President and Treasurer
      (principal executive                     (principal financial officer)
       officer)


                                         /s/ Roger L. Schulz
                                         -------------------------------------
                                               Roger L. Schulz
                                               Controller
                                               (principal accounting officer)

March 30, 2000



     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and as of the date indicated.



/s/ Patrick E. Falconio                  /s/ Samuel L. Kaplan
-----------------------------------      -------------------------------------
      Patrick E. Falconio                       Samuel L. Kaplan
      Trustee                                   Trustee

/s/ Edwin L. Ingraham                    /s/ Richard M. Osborne
-----------------------------------      -------------------------------------
      Edwin L. Ingraham                         Richard M. Osborne
      Trustee                                   Trustee



March 30, 2000

                                 EXHIBIT INDEX

Exhibit
 Item                  Title or Description
--------               --------------------
 (2)      Real Estate Sale and Purchase Contract, dated January 20,
          2000, by and between the Trust and AEGON USA Realty Advisors,
          Inc. Filed herewith.

 (2.1) Plan of Liquidation, adopted by the Board of Trustees on October 21, 1999. Filed herewith.

 (3) Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972,
          March 3, 1975 and April 23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended December 31, 1984.

 (3.1) By-Laws currently in effect, dated November 19, 1997, incorporated herein by reference to Item 14(a)3, Exhibit (3.1) of Form 10-K for the year ended December 31, 1997.

 (4)      Articles II and III of the Second Amended and Restated
          Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975 and April
          23, 1984, incorporated herein by reference to Item 14(a)3, Exhibit (3) of Form 10-K for the year ended December 31, 1984.

 (10)     Administrative Agreement currently in effect, dated January 1,
          1984, incorporated herein by reference to Item 5, Exhibit (28) of Form 8-K dated January 1, 1984.

 (10.1)   Property Management Agreement currently in effect, dated July
          1, 1981, as amended November 4, 1982, incorporated herein by reference to Item 14(a)3, Exhibit (10) of Form 10-K for the year ended December 31, 1982.

 (10.2) Shareholder Services Agreement dated January 1, 1991, as amended January 1, 1992 and assigned January 28, 1992, incorporated herein by reference to Item 14(a)3, Exhibit
          (10.2) of Form 10-K for the year ended December 31, 1991.

All Exhibit Items are omitted from this report, but a copy will be furnished upon payment of $33.00, representing a charge of fifty cents ($.50) per page, accompanying a written request to Roger L. Schulz, Controller, USP Real Estate Investment Trust, 4333 Edgewood Road N.E., Cedar Rapids, IA 52499.

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 10-K/A

                                Amendment No.1 to
                Annual Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

For the fiscal year ended December 31, 1999        Commission file number 0-7589


                        USP REAL ESTATE INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)

                Iowa
    (State or other jurisdiction of                   42-6149662
     incorporation or organization)       (I.R.S. Employer Identification No.)

  4333 Edgewood Road N.E., Cedar Rapids, IA               52499
   (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (319) 398-8975


           Securities registered pursuant to Section 12(b) of the Act:

                                      None

           Securities registered pursuant to Section 12(g) of the Act:

                   Shares of Beneficial Interest, $1 Par Value
                                (Title of Class)


Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes X No
                                       ---    ---

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. / /

The aggregate market value of the voting shares of the registrant held by non-affiliates at March 15, 2000 was $12,288,920.

The number of shares of beneficial interest of the registrant outstanding at March 15, 2000 was 3,880,000.

                       DOCUMENTS INCORPORATED BY REFERENCE

                                      None.

This Amendment No. 1 to Form 10-K is filed for the sole purpose of amending
Item 14(a)(3) and filing the exhibits attached hereto.

ITEM 14.  EXHIBITS, FINANCIAL STATEMENT SCHEDULES, AND REPORTS ON FORM 8-K.

(a)   List of Documents

           3.  Exhibits.


          (2) Real Estate Sale and Purchase Contract, dated January 20, 2000, by and between the Trust and AEGON USA Realty Advisors, Inc. Filed herewith.

          (2.1) Plan of Liquidation, adopted by the Board of Trustees on October 21, 1999. Filed herewith.

          (3) Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975, April 23, 1984 and April 22, 1986.
                    Filed herewith.

          (3.1) By-Laws currently in effect, dated November 19, 1997, incorporated herein by reference to Item 14(a)3, Exhibit (3.1) of Form 10-K for the year ended December 31, 1997.

          (4) Articles II and III of the Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975, April 23, 1984 and April 22, 1986. Filed herewith.

          (10) Administrative Agreement currently in effect, dated January 1, 1984. Filed herewith.

          (10.1) Property Management Agreement currently in effect, dated July 1, 1981, as amended November 4, 1982. Filed herewith.

                                   SIGNATURES



     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            USP REAL ESTATE INVESTMENT TRUST



/s/ Patrick E. Falconio                     /s/ Alan F. Fletcher
---------------------------------           -----------------------------------
      Patrick E. Falconio                         Alan F. Fletcher
      Chairman of the Board                       Vice President and Treasurer
      (principal executive                        (principal financial officer)
       officer)


                                            /s/ Roger L. Schulz
                                            -----------------------------------
                                                  Roger L. Schulz
                                                  Controller
                                                  (principal accounting officer)

May 3, 2000



     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and as of the date indicated.



/s/ Patrick E. Falconio                     /s/ Samuel L. Kaplan
---------------------------------           -----------------------------------
      Patrick E. Falconio                         Samuel L. Kaplan
      Trustee                                     Trustee

/s/ Edwin L. Ingraham                       /S/ Richard M. Osborne
---------------------------------           -----------------------------------
      Edwin L. Ingraham                           Richard M. Osborne
      Trustee                                     Trustee



May 3, 2000

                                  EXHIBIT INDEX

        Exhibit
          Item                        Title or Description
        -------                       --------------------
          (2)       Real Estate Sale and Purchase Contract, dated January 20,
                    2000, by and between the Trust and AEGON USA Realty
                    Advisors, Inc. Filed herewith.

          (2.1) Plan of Liquidation, adopted by the Board of Trustees on October 21, 1999. Filed herewith.

          (3) Second Amended and Restated Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975, April 23, 1984 and April 22, 1986.
                    Filed herewith.

          (3.1) By-Laws currently in effect, dated November 19, 1997, incorporated herein by reference to Item 14(a)3, Exhibit
                    (3.1) of Form 10-K for the year ended December 31, 1997.

          (4)       Articles II and III of the Second Amended and Restated
                    Declaration of Trust currently in effect, dated October 5, 1972, as amended December 18, 1972, March 3, 1975, April 23,
                    1984 and April 22, 1986. Filed herewith.

          (10)      Administrative Agreement currently in effect, dated January
                    1, 1984. Filed herewith.

          (10.1)    Property Management Agreement currently in effect, dated
                    July 1, 1981, as amended November 4, 1982. Filed herewith.

                                                                        ANNEX B



October 21, 1999


The Board of Trustees
The Special Committee of the Board of Trustees
USP Real Estate Investment Trust
4333 Edgewood Road, N.E.
Cedar Rapids, IA  52499


Gentlemen:

You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of USP Real Estate Investment Trust (the "Trust") of the price to be received by the Trust in connection with the sale of all the real estate assets (the "Assets") of the Trust to AEGON USA Realty Advisors, Inc. ("AEGON Advisors") (the "Asset Sale") pursuant and subject to the Real Estate Sale and Purchase Contract between the Trust and AEGON Advisors substantially in the form of the draft dated as of October 14, 1999 (the "Purchase Agreement"). The consideration to be offered by AEGON Advisors in the Asset Sale will be $33,500,000 in cash subject to certain adjustments.

In connection with our review of the proposed Asset Sale and the preparation of our opinion herein, we have, among other things:

1. reviewed certain publicly available financial statements and other information of the Trust;

2. reviewed certain internal financial statements and other financial and operating data concerning the Assets and the Trust prepared by the management of the Trust;

3.    reviewed certain financial projections prepared by the Trust;

4. discussed the past and current operations and financial condition and the prospects of the Assets and the Trust with officers of the Trust;

5. reviewed the reported prices and trading activity for the Trust's shares;

6. compared the financial performance of the prices and trading activity of the Trust's shares with that of certain other comparable publicly-traded companies and their securities; and

7.    reviewed offers made for the Assets and/or the Trust itself since
      April, 1997.

Board of Trustees
USP Real Estate Investment Trust
October 21, 1999
Page 2


We have assumed and relied upon the accuracy and completeness of all information supplied or otherwise made available to us by the Trust and have not attempted to verify independently any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Trust. With respect to financial forecasts and other information and data provided to or otherwise reviewed by or discussed with us, we have assumed that such forecasts and other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the Trust's management, and we have relied upon the Trust to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review.

Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of the date hereof and any material change in such circumstances and conditions would require a reevaluation of this opinion, which we are under no obligation to undertake.

We express no opinion as to the underlying business decision to effect the Asset Sale, or the structure or tax consequences of the Purchase Agreement. We did not structure the Asset Sale or negotiate the final terms of the Purchase Agreement. Our opinion is limited to the fairness, from a financial point of view, of the gross sales price of $33,500,000 to be received by the Trust in connection with the Asset Sale. We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Special Committee or Board of Trustees to approve or consummate the Asset Sale.

In conducting our investigation and analyses and in arriving at our opinion expressed herein, we have taken into account such accepted financial and investment banking procedures and considerations as we have deemed relevant, including the review of (i) historical and projected operating earnings of the Assets; (ii) the current and projected financial position and results of operations of the Trust; (iii) the historical market prices and trading activity of the shares of the Trust; (iv) information concerning selected business combinations which we deemed comparable in whole or in part; and (v) other proposals made to the Trust since April, 1997.

In arriving at this opinion, Raymond James did not attribute any particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering all analyses, would create an incomplete view of the process underlying this opinion.

Raymond James & Associates, Inc. ("Raymond James") is actively engaged in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions.

Board of Trustees
USP Real Estate Investment Trust
October 21, 1999
Page 3


Raymond James has been engaged to render financial advisory services to the Trust in connection with the proposed Asset Sale and will receive a fee for such services, which fee is contingent upon consummation of the Asset Sale. Raymond James will also receive a fee in connection with the delivery of this opinion. In addition, the Trust has agreed to indemnify us against certain liabilities arising out of our engagement.

In the ordinary course of our business, Raymond James may trade in the securities of the Trust for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities.

It is understood that this letter is for the information of the Special Committee and the Board of Trustees of the Trust in evaluating the proposed Asset Sale and does not constitute a recommendation to any shareholder of the Trust regarding how said shareholder should vote on the proposed Asset Sale. This opinion is not to be quoted or referred to, in whole or in part, without our prior written consent, which will not be unreasonably withheld; provided that, this opinion letter may be included in its entirety in the Proxy Statement of the Trust relating to the proposed Asset Sale.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the price received by the Trust in connection with the Asset Sale is fair, from a financial point of view, to the holders of the Trust's outstanding shares.


Very truly yours,



/s/  RAYMOND JAMES & ASSOCIATES, INC.

                                                                        ANNEX C
                     REAL ESTATE SALE AND PURCHASE CONTRACT

         THIS CONTRACT ("Contract") is made and entered into as of the 20th day of January, 2000 (hereinafter referred to as the date hereof), by and between USP Real Estate Investment Trust, an Iowa common law business trust (hereinafter referred to as "Seller"), and AEGON USA Realty Advisors, Inc., an Iowa corporation (hereinafter referred to as "Purchaser").

         The parties hereto agree as follows:

         1.       AGREEMENT TO PURCHASE AND SELL.

         A. Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller, subject to the terms and conditions of this Contract, the six properties (the "Properties") described as follows:

                  (i) Kingsley Square Shopping Center located in Orange Park, Florida, and legally described on Exhibit "A-1" attached hereto;

                  (ii) First Tuesday Mall located in Carrollton, Georgia, and legally described on Exhibit "A-2" attached hereto;

                  (iii) Mendenhall Commons Shopping Center located in Memphis, Tennessee, and legally described on Exhibit "A-3" attached hereto;

                  (iv) North Park Plaza Shopping Center located in Phoenix, Arizona, and legally described on Exhibit "A-4" attached hereto;

                  (v) Presidential Drive Office Building located in Atlanta, Georgia, and legally described on Exhibit "A-5" attached hereto;

                  (vi) Yamaha Warehouse located in Cudahy, Wisconsin, and legally described on Exhibit "A-6" attached hereto.

The Properties are being sold together with:

                  (vii) All buildings, improvements, structures and fixtures, placed, constructed, installed, or located on the Properties, together with the parking facilities related thereto, and all other improvements situated on, over and under the lands legally described above (the "Improvements");

                  (viii) All of the furniture, furnishings, fixtures, fittings, appliances, apparatus, equipment, tools, supplies and machinery, if any, owned by Seller and located on the Properties (the "Personal Property");

                  (ix) Seller's interest as landlord under all leases of space of and within any part of the Properties, including, without limitation, any renewals thereof and any options to renew the same, together with any and all third party guarantees of the obligations of tenants under such leases (hereinafter referred to as the "Tenant Leases:");

                  (x) All contract agreements, if any, affecting the operation of the Improvements as fully developed commercial properties, including without limitation, all service contracts, maintenance agreements, equipment leases, advertising contracts, and the like, to the extent assignable, (hereinafter together referred to as the "Operating Agreements");

                  (xi) To the extent assignable, all guarantees and warranties given, made, or issued by any contractors, subcontractors, servicers, suppliers, manufacturers, installers, and the like, relating to or with respect to the construction, repair, or maintenance of the Improvements or Personal Property and the workmanship, materials, components, appliances, and equipment forming a part of or installed on or included within or upon the Improvements (hereinafter referred to as the "Warranties");

                  (xii) All development, construction, and engineering plans, specifications, drawings, survey materials or other written materials or matters in the possession of Seller which pertain to the planning, development, construction, maintenance and repair of the Improvements, including, without limitation all "working" drawings and all "as-built" drawings and surveys, compliance reports, engineering reports, soil, geological, and environmental reports (hereinafter referred to as the "Plans and Specifications");

                  (xiii) All licenses, permits, authorizations, and certificates of occupancy affecting the Improvements as fully operational commercial rental properties (hereinafter referred to as the "Licenses"), including without limitation the right to use the names of the Properties set forth above, to the extent Seller has any ownership or proprietary rights to use such names; and

                  (xiv) All rents, issues, royalties, and profits of the Properties, whether coming due before or after the Closing Date, including all refunds or rebates of any nature concerning the Property which are made on or after the Closing Date and including all rights to insurance proceeds or other recoveries for damage to the Properties (or any part thereof) which is not repaired by the date of Closing.

         The Properties, together with all other rights and properties set forth in (i) through (xiv) above are collectively sometimes referred to herein as the "Property".

         2.       PURCHASE PRICE AND METHOD OF PAYMENT.

         A. The total purchase price for the Property to be paid by Purchaser is Thirty-Three Million Five Hundred Thousand Dollars ($33,500,000.00), payable in cash by Purchaser at Closing. The purchase price will be reduced in accordance with paragraph 10C hereof if the mortgage on the Yamaha Warehouse is assumed by Purchaser. The allocation of purchase price between the Properties for purposes of title insurance coverage and transfer tax or other legally required declarations shall be as set forth on Exhibit "B".

         B. Within three (3) business days after the date hereof, Purchaser shall deliver to American Title Company, 3131 Turtle Creek Blvd., Suite 101, Dallas, TX 75219 Attention: Bo Feagin (hereinafter referred to as the "Title Company") earnest money (the "Deposit") in the amount of Two Hundred Thousand Dollars ($200,000.00). The Deposit shall be placed by the Title Company in an interest bearing account with all interest earned thereon to be for the benefit of the Purchaser. The Deposit shall be held during the pendency of this Contract and disbursed in accordance with the terms hereof. In the event the transactions covered hereby shall close, at Closing the Deposit shall be credited towards the Purchase Price.

         3.       PERMITTED TITLE EXCEPTIONS.

         The Properties are being sold in fee simple title, subject to the following exceptions:

         A.       Zoning and building laws or ordinances;

         B. The liens of real estate taxes which are not yet due and payable;

         C. Those matters set forth on the Seller's title polices concerning the Properties which are identified on Exhibit "C" attached hereto, except for liens or encumbrances (subject to subparagraph F below) and expired Tenant Leases or other expired exceptions, which shall be discharged by Seller at or prior to Closing;

         D.       Rights of tenants in possession;

         E. Those matters set forth on the existing surveys of the Properties identified on Exhibit "D" attached hereto; and

         F. Subject to paragraph 10C, the lien of the first mortgage and related security instruments encumbering the Yamaha Warehouse in the current principal amount of approximately One Million Three Hundred Ninety-Six Thousand One Hundred Seventy-Three Dollars ($1,396,173.00) held by Wisconsin National Life Insurance Company (hereinafter referred to as the "Yamaha Lender").

         G. Such other easements or reservations of title as shall be approved by Purchaser after Purchaser's examination of the title binders and updated surveys for the Property as hereinafter required.

         (A through G above are hereinafter collectively referred to as "Permitted Exceptions").

         4.       CLOSING.

         Consummation of the transactions contemplated by this Contract (the "Closing") will be held at or closed in escrow through the offices of the Title Company on a day and at a time mutually agreeable to the parties, after all conditions precedent have been satisfied, but in any case on or before June 30, 2000. In the absence of a different specified date in accordance with this paragraph, the Closing shall take place at 9:00 A.M., March 30, 2000 (hereinafter referred to as the "Closing Date").

         5.       PURCHASER'S CONDITIONS PRECEDENT.

         Purchaser's obligations to purchase the Property hereunder are contingent upon satisfaction of the following conditions precedent ("Purchaser's Conditions Precedent") within forty-five (45) days of the date hereof (the "Purchaser's Condition Period"):

         A. Unless this Condition is waived by Purchaser within the Purchaser's Condition Period, Purchaser agrees to obtain a preliminary title report and commitment to insure title covering each Property issued by the Title Company. It is a condition precedent to Purchaser's obligations to purchase the Property that the Title Company agree to issue an owner's policy of title insurance to Purchaser for each Property in an amount equal to the purchase price set forth on Exhibit "B" and in ALTA Extended Owner's Form B-1970 or the equivalent thereof as used in the applicable state. The Title Company shall agree to delete from the final policies any exceptions for mechanic's or materialman's liens, and for discrepancies, conflicts in boundary lines, lack of access, shortages in area, encroachments, or other facts a current survey or inspection of the Property would disclose. Seller agrees to execute those affidavits and/or furnish other documentation reasonably requested by the Title Company to make such deletions and to reflect the current status of rights pursuant to Tenant Leases as of the Closing Date. Purchaser shall have until expiration of its Conditions Period to examine the title to the Properties and to notify Seller in writing of any defects in or encumbrances upon Seller's title to the Properties (other than the Permitted Exceptions) that are unacceptable to Purchaser. Any objection not timely made by Purchaser shall be deemed to be waived, and all such matters shown as exceptions to title in the commitments (but not including items shown in requirements sections) shall be Permitted Exceptions.

         Seller shall have until Closing to cure all such defects. If any defects (other than Permitted Title Exceptions) are not cured or otherwise removed in a manner reasonably satisfactory to Purchaser by the scheduled date of Closing, Purchaser shall have the remedies set forth in subparagraph F below.

         B. Unless this Condition is waived by Purchaser within the Purchaser's Condition Period, Purchaser agrees to obtain certified surveys of the Properties certified by the surveyor to Purchaser and to the Title Company. It is a Condition Precedent to Purchaser's obligations hereunder that the surveys reveal no new exceptions to title that are unacceptable to Purchaser. Any such matters shall be reported to Seller and dealt with in accordance with the procedure for other title exceptions as set forth in subparagraph 5A above.

         C. Purchaser acknowledges receipt of the environmental reports on the Properties identified in Exhibit "E" attached hereto and agrees to accept the Properties in the environmental condition as reflected therein, provided, however, any new or additional information concerning the environmental condition of any Property shall be subject to Purchaser's approval, in Purchaser's sole discretion and except that, prior to Closing, Purchaser shall receive evidence of proper closure or removal of underground tanks as noted in the report concerning Northpark Shopping Center.

         D. The Mutual Representations as set forth herein in paragraph 7 hereof and Seller's representations as set forth in paragraph 8 hereof shall be true and correct as of the Closing Date without any change in the rent rolls or the status of defaults of tenants which would be detrimental to the value of any Property. Each party agrees to promptly notify the other of any matter coming to the knowledge of such party which would render any of the Mutual Representations or Seller's Representations untrue in any material respect. Seller agrees to use reasonable efforts to correct any such matter prior to Closing, but shall not be obligated to expend any money or to incur any liability to effect any such cure.

         E. The parties acknowledge that Purchaser is the asset manager for the Properties pursuant to a Management Agreement dated July 1, 1981 and an Administrative Agreement dated January 1, 1984 (together the "Advisory Agreements"). Purchaser shall continue to manage the Property in the best interests of the Seller pursuant to the Advisory Agreements in the same manner as prior to this Contract. All actions taken by Seller in regard to the Property at the recommendation of Purchaser as Advisor shall be considered consented to by Purchaser pursuant to this Contract. Seller hereby directs Purchaser to conduct operations at the Properties in accordance with any applicable terms and conditions of this Contract. Seller agrees that Purchaser shall have access to the Property pending Closing to perform its due diligence and inspections allowed by this Contract in addition to Purchaser's access to the Property in its capacity as Advisor. Purchaser agrees to indemnify and hold Seller harmless from any loss, cost, damage, or liability caused by Purchaser's conduct of the due diligence set forth herein. This indemnity shall survive the Closing or earlier termination of this Contract.

         F. If the Purchaser's Conditions Precedent set forth in this paragraph 5 are not timely satisfied, then Purchaser may elect to (i) waive such condition(s) and close, by giving written notice to Seller such that Seller receives the notice no later than sixty (60) days after the date hereof in the event of a failure of conditions to be satisfied within Purchaser's Condition Period, or no later than the date scheduled for Closing in the event of a failure of the conditions to be met prior to Closing (hereinafter referred to in this paragraph as "Timely Notice"), or (ii) terminate this Contract by Timely Notice to Seller. Upon a termination of this Contract in accordance herewith, Purchaser's Deposit shall be promptly refunded and neither party shall have any further rights or obligations hereunder. In the absence of any written notice from Purchaser, Purchaser shall be deemed to have elected to terminate this Contract.

         6.       ADDITIONAL CONDITIONS PRECEDENT.

         The parties obligations to purchase and sell the Property hereunder are conditioned upon the following:

         A. Seller obtaining a favorable vote for this transaction from its holders of beneficial interest in accordance with Seller's Declaration of Trust. Seller agrees to hold a special meeting for such purpose on or before June 15, 2000 and to comply with its Declaration of Trust and all applicable laws, codes, ordinances, and regulations in the holding of such meeting and vote.

         B. Seller agrees to recommend the sale contemplated by this Contract for shareholder approval at or prior to the special meeting held for such purpose. It is a condition precedent to Purchaser's obligations hereunder that the shareholder approval of this transaction contain a further mandatory provision satisfactory to Purchaser that the Trust be liquidated and that the proceeds of this sale, together with other liquid assets of the Trust, less costs and reserves, be promptly distributed to the holders of beneficial interests of Seller.

         C. Seller's obligations hereunder are subject to the Purchaser's representations as set forth in paragraph 9 hereof being true and correct on the Closing Date. Each party agrees to notify the other of any matter which would render any of Purchaser's representations and warranties untrue in any material respect. Purchaser agrees to utilize its best efforts to cure such matters, but shall not be obligated to expend any money or incur any liability to effect such cure.

         E. If any of the Additional Conditions Precedent are not timely satisfied, unless the parties mutually agree to extend the time for satisfaction of the conditions, this Contract shall be terminated, the Purchaser's Deposit shall be promptly returned, and neither party shall have any further rights or obligations hereunder.

         7.       MUTUAL REPRESENTATIONS.

         The parties, to their actual knowledge, each make to the other the following statements concerning the condition of the Property (hereinafter referred to as the "Mutual Representations"):

         A. Attached hereto as Exhibits "F-1" through "F-6" are true and complete rent rolls of the Properties as of the date set forth thereon, and except as set forth on Exhibits "F-1" through "F-6", no tenant is in material default under its lease, nor has Seller received any notice that it is in default as landlord thereunder.

         B. All of the Property is, or on the Closing Date will be, owned by Seller free and clear of liens and encumbrances, other than the Permitted Title Exceptions.

         C. Each of the Properties is in material compliance with all applicable laws, codes, and ordinances including those regulating zoning, building, health, fire, or other safety and environmental condition.

         D. The Properties are insured against fire and other hazards as described in Exhibit "G" attached hereto.

         E. There are no plans for condemnation of all or any part of the Properties.

         F. There are no planned street or other improvements which may result in special assessments against the Properties or any part thereof, or which may alter or disrupt ingress and egress from the Properties.

         G. There are no claims, actions, suits, or proceedings pending, threatened against, or affecting the Property.

         H. There are, and on the date of Closing there will be no damage to the Property which has not been repaired. Subject to the provisions of paragraph 15, all damage occurring to the Property prior to Closing shall be repaired by Seller at Seller's expense. All mechanical equipment for which Seller is responsible pursuant to the terms of Tenant Leases, including, but not limited to the plumbing, air conditioning and heating and electrical systems will be in good and serviceable operating condition.

         I. At the time of Closing, any work required to be performed by the Seller under the terms of the Tenant Leases or the Operating Agreements or other agreements in connection with the Property will have been completed in accordance with the plans and specifications therefor, if any, and fully paid for by Seller, except for tenant finish work incident to new leases entered into between the date hereof and Closing, which shall be governed by the provisions of paragraph 10.

         J. Neither the execution and delivery of this Contract or the other documents called for hereunder, nor the consummation of any of the transactions herein or therein contemplated, nor compliance with the terms and provisions hereof, or with the terms and provisions thereof, will contravene any provision of law, statute, rule, or regulation to which Seller is subject, or will conflict to be inconsistent with, or result in any breach of any of the terms, conditions, covenants, or provisions of, or constitute a default under or result in the creation or imposition of any lien, security interest, charge, or encumbrance upon the Property pursuant to the terms of any indenture, mortgage, deed of trust, lease, or other instrument to which Seller is a party, or by which Seller or any Property may be bound. Except as set forth in Exhibit "L", no person or entity has any right to acquire the Property or any interest or part thereof.

         K. There are no Operating Agreements that are either not assignable or non-cancelable on thirty (30) days prior notice.

         L. Except for the Permitted Exceptions and except as otherwise disclosed herein and in Exhibits "C" and "D" attached hereto, there are no material liens or encumbrances against the Properties or other exceptions to fee simple title which would materially adversely affect the value of the Properties.

         M. For purposes of this Contract, the actual knowledge of Seller shall mean the actual knowledge of the Trustees, and the actual knowledge of Purchaser shall mean the actual knowledge of David Blankenship, Alan Fletcher, Roger Schulz, Dennis Roland, and Maureen DeWald.

         8.       REPRESENTATIONS AND WARRANTIES OF SELLER.

         Seller represents and warrants the following:

         A. Seller is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate as defined in the Internal Revenue Code and Regulations.

         B. The execution and delivery of this Contract and each instrument or document required to be executed and delivered by Seller pursuant hereto and the consummation of the transactions contemplated hereby, upon execution, delivery, and consummation thereof, will be duly authorized and approved by all requisite Trust actions and no other authorization or approval, whether of governmental bodies or otherwise, will be necessary in order to enable Seller to enter into or to perform this Contract, subject to the Conditions Precedent. Seller is not a party to any contract or agreement, other than through Purchaser as Advisor, which would violate the representations contained in subparagraph J above.

         9.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser represents and warrants that it has taken all necessary action to authorize the execution and delivery of this Contract and to consummate the purchase of the Property as herein contemplated. The officer executing this Contract on behalf of Purchaser has been duly authorized to do so pursuant to proper action by Purchaser's Board of Directors. Purchaser is not subject to any governmental or other regulations that would restrict this purchase, nor is this purchase in contravention of any term or provision of Purchaser's Articles of Incorporation or By-Laws.

         10.      COVENANTS AND AGREEMENTS.

         Between the date hereof and the Closing:

         A. Seller shall not enter into any agreements or contracts affecting the Properties which survive Closing, nor shall Seller enter into any new lease or modify or terminate any existing Tenant Lease without the prior written consent of Purchaser, which consent shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, Seller may enter the pending lease transactions described on Exhibit "H" ("Permitted Lease Transactions"). The parties agree to pursue, approve, and enter new leases in the ordinary course of business. The parties shall pay for the tenant improvement costs or allowances and leasing commissions in Permitted or hereafter approved Lease Transactions entered between the date hereof and Closing in accordance with Exhibit "H". Nothing in this Contract shall be deemed to require Seller to enter into any new lease, lease modification, or operating agreement. Any contracts for tenant improvements for the Permitted Lease Transactions which are not completed prior to Closing shall be assigned to and assumed by Purchaser as an Operating Contract pursuant to paragraph 11A(2) hereof, subject to any appropriate prorations for the costs thereof in accordance with this paragraph.

         B. Seller shall operate the Property in the ordinary course of business, including without limitation, compliance with the terms of all leases, mortgages, or other contractual obligations relating to the Property and doing regular, scheduled, or necessary maintenance and repair of the Properties, and of the fixtures, furniture, and equipment, so that the Property will be in the condition required herein on the Closing Date. Discretionary repairs and maintenance shall be performed in accordance with the budget for such matters as approved by the Seller.

         C. The Purchaser shall use reasonable efforts to obtain the Yamaha Lender's consent to the Purchaser's purchase of Yamaha Warehouse subject to its mortgage. If such consent is obtained, the purchase price shall be reduced by the principal balance of the mortgage at Closing and accrued interest on the mortgage debt will be pro rated between the parties with Purchaser responsible for interest on and after the date of Closing. Seller agrees to pay the assumption fee to the Yamaha Lender in the amount of one percent (1%) of the principal balance of the loan. If the Yamaha Lender refuses to consent to the sale, then the purchase price will not be reduced, Seller will pay off the Yamaha mortgage at Closing and deliver the Property free and clear of the mortgage and related liens.

         11.      ITEMS TO BE DELIVERED AT THE CLOSING.

         A.       At Closing, Seller shall cause to be delivered the following:

                  (1) A Special Warranty Deed for each Property in the form attached hereto as Exhibit "I" (modified as necessary to comply with state, local law, or recording requirements), conveying to Purchaser fee simple title to the Properties, subject only to the Permitted Exceptions.

                  (2) A blanket conveyance, bill of sale and assignment for each Property (the "Bill of Sale"), conveying and assigning title with covenants of general warranty to Purchaser, free and clear of all liens and encumbrances, (other than the Permitted Exceptions); the Personal Property and the Tenant Leases, the Operating Agreements, the Warranties, and the Licenses, such instrument to be in form attached hereto as Exhibit "J".

                  (3) A rent roll (the "Rent Roll") for each Property, certified by Seller and Purchaser to be true, complete and correct as of the Closing Date and reflecting the status of tenant delinquencies, if any, existing as of the Closing Date.

                  (4) All keys in Seller's possession or control to all locks on the Property.

                  (5) To the extent they are in Seller's possession, the executed originals of all Tenant Leases, together with copies of all correspondence relating to the Leases and such accounting information relating to the Leases as Purchaser may reasonably require.

                  (6) A certificate in the form attached hereto as Exhibit "K", certifying that Seller is a non-foreign entity.

                  (7) Possession of the Property subject to the Permitted Exceptions.

                  (8) Notices to Tenants of sale, in a form acceptable to Purchaser and Seller.

                  (9) To the extent they are in Seller's possession, all original Operating Agreements, Warranties, and Plans and Specifications.

                  (10) Proper documentation showing the good standing or other authorization of Seller and the authorization of all persons executing documents on behalf of Seller. Seller shall also execute and/or deliver all documents required by the Title Company to issue the title policies in the form required by this Contract, provided that disclosures, if any, required to be certified by the Trust shall be either (i) certified to the knowledge of the Trustees, or (ii) Purchaser as Advisor shall give the same certifications to Seller, which certifications may be limited to the officers of USP.

         B.       Action at the Closing by Purchaser.

                  On the date of Closing, Purchaser shall deliver the purchase price to Seller by wire transfer in the amount required by paragraph 2 hereof, subject to prorations and credits as contemplated herein. Purchaser shall execute and deliver to Seller at Closing the Bills of Sale evidencing Purchaser's assumption of the Tenant Leases and Operating Agreements. The parties shall execute "Notices to Tenants" advising tenants of the sale and Purchaser agrees to deliver, or cause to be delivered, such notices to each tenant after Closing.

         12.      CLOSING PRORATIONS.

         Purchaser shall obtain its own insurance coverage for the Property at Closing. Property expenses, including charges under the continuing Operating Agreements assumed by Purchaser, collected rents, and ad valorem taxes on the Property shall be prorated at the Closing, effective as of the Closing date, using the latest available computations of such items. Utilities shall be prorated between the parties at Closing. Purchaser shall have all utilities in Seller's name transferred to Purchaser's name promptly following the Closing. All expenses which are prorated at Closing (exclusive of any unknown claims related thereto, which shall remain the responsibility of Seller) shall be deemed a final proration and Purchaser shall be responsible for payment of such items when due. Except as prorated between the parties at Closing or as otherwise agreed by the parties in accordance with this paragraph and paragraph 10A, Seller shall be responsible for all property expenses incurred, undertaken, or contracted for prior to Closing, and agrees to indemnify and hold Purchaser harmless from any claim, cost, or cause of action arising from any such expenses and liabilities, including court costs and attorney's fees in the defense thereof or in the enforcement of this indemnity. Tenant security deposits in the possession of Seller and prepaid rents shall be credited to Purchaser. Included in this sale are all delinquent rental accounts and all rents, issues, and profits of the Properties due or which may become due after Closing relating to periods occurring prior to Closing. In addition to the purchase price, Purchaser shall pay Seller for Seller's prorata share of delinquent tenant rental accounts, exclusive of late charges and/or interest, at face value, but specifically excluding payment for delinquent accounts of tenants in Material Default (hereinafter defined), as of the Closing Date. Purchaser shall also pay Seller at Closing for Seller's prorata share of tenant reimbursements for CAM and real estate taxes due after Closing based upon the most recent estimate of such amounts as used in Seller's ledgers to accrue for such items, specifically excluding any payment for reimbursables of tenants in Material Default as of the Closing Date. As used in this paragraph, Material Default shall mean any tenant (i) whose rental account is more than ninety (90) days delinquent, (ii) who is in bankruptcy or insolvency proceedings, (iii) has vacated the Property and is delinquent in payment of rent for more than thirty (30) days, or (iv) has indicated in writing its inability or refusal to pay its account. Subject only to the payments and prorations set forth in this paragraph, all rent issues and profits of the Properties of every nature due or paid after Closing shall be the property of Purchaser.

         13.      CLOSING COSTS.

         Purchaser shall pay the cost of the title policies, surveys, and environmental reports. Seller shall pay for the applicable transfer taxes. The parties shall each pay one-half of the Title Company escrow fees, if any. Each party shall bear its own attorney's fees.

         14.      REMEDIES UPON DEFAULT.

         IF PURCHASER SHALL DEFAULT IN ITS PERFORMANCE OF THIS CONTRACT, PURCHASER AND SELLER AGREE IT WOULD BE IMPRACTICAL AND EXTREMELY DIFFICULT TO FIX THE DAMAGES WHICH SELLER MAY SUFFER. THEREFORE, PURCHASER AND SELLER HEREBY AGREE A REASONABLE ESTIMATE OF THE TOTAL NET DETRIMENT SELLER WOULD SUFFER IN THE EVENT PURCHASER DEFAULTS AND FAILS TO COMPLETE THE PURCHASE OF THE PROPERTIES ARE AND SHALL BE, AS SELLER'S SOLE AND EXCLUSIVE REMEDY (WHETHER AT LAW OR IN EQUITY), AN AMOUNT EQUAL TO THE EARNEST MONEY. SAID AMOUNT SHALL BE THE FULL, AGREED AND LIQUIDATED DAMAGES FOR THE BREACH OF THIS CONTRACT BY PURCHASER, ALL OTHER CLAIMS TO DAMAGES OR REMEDIES BEING HEREIN EXPRESSLY WAIVED BY SELLER. THE PAYMENT OF SUCH AMOUNT AS LIQUIDATED DAMAGES IS NOT INTENDED AS A FORFEITURE OR PENALTY, BUT IS INTENDED TO CONSTITUTE LIQUIDATED DAMAGES TO SELLER. UPON SUCH DEFAULT BY PURCHASER, THIS AGREEMENT SHALL BE TERMINATED AND NEITHER PARTY SHALL HAVE ANY FURTHER RIGHTS OR OBLIGATIONS HEREUNDER, EACH TO THE OTHER EXCEPT FOR THE RIGHT OF SELLER TO RECEIVE SUCH LIQUIDATED DAMAGES FROM THE TITLE COMPANY.

         If Seller shall default in its performance of this Contract, the Purchaser may, as its sole and exclusive remedies elect to either (i) terminate this Contract and receive a refund of the Deposit, or (ii) sue Seller for damages, which damages the parties agree shall be limited to an amount not to exceed the Deposit.

         Except for failure to close on the specified Closing Date, for which default no notice or cure period is required, prior to a declaration of default, the declaring party shall give the defaulting party written notice specifying the default. The defaulting party shall have five (5) business days from receipt of such notice to cure the default. If the cure period extends beyond the scheduled date of Closing, the Closing Date shall be postponed to the last day of the cure period.

         In the event either party hereto employs an attorney and commences legal action because of the other party's default, then the non-prevailing party shall pay to the prevailing party reasonable attorney's fees incurred in the enforcement of this Contract.

         15.      RISK OF LOSS.

         Until Closing, all risk of loss of the Property is on the Seller and if, prior to Closing, the Property, or any part thereof, shall become damaged by fire or other casualty or become the object of any condemnation proceedings, Purchaser may, as its sole and exclusive remedy, elect to either
(i) terminate this Contract, or (ii) proceed with the Closing and receive an assignment in form acceptable to Purchaser of all insurance proceeds or awards for such taking, free and clear of all liens, claims and encumbrances, and in the case of casualty, together with a cash payment by Seller to Purchaser in the amount of the lesser of (a) any deductible under Seller's insurance, or (b) the cost of the repair of the damage. If the estimated cost of repair is less than One Million Dollars ($1,000,000.00), Purchaser agrees to proceed to Closing in accordance with (ii) above. Any election allowed hereunder shall be made in writing no later than the earlier of (i) the scheduled date of Closing, or (ii) ten (10) days after a party's receipt of notice of such damage or proceeding.

         16.      NOTICES.

         All notices and demands herein required shall be in writing. Whenever any notice, demand or request is required or permitted hereunder, such notice, demand or request shall be hand-delivered personally or by express mail, courier service (both with delivery receipt), or electronically verifiable facsimile transmission or sent by United States Mail (registered or certified) postage prepaid, to the addresses set forth below.

        As to Seller:    Patrick E. Falconio, Chairman of the Board of Trustees
                         USP Real Estate Investment Trust
                         111 Cottage Grove SE, #501
                         Cedar Rapids, IA  52403
                         Fax:  319/298-1910

        With a copy to:  Timothy Hearn
                         Dorsey & Whitney LLP
                         Pillsbury Center South
                         220 South Sixth Street
                         Minneapolis, MN 55402
                         Fax Number: (612) 340-2868

        As to Purchaser: AEGON USA Realty Advisors, Inc.
                         4333 Edgewood Road N.E.
                         Cedar Rapids, IA 52499
                         Attention:  Maureen DeWald
                         Fax Number (319) 369-2188

         Any notice, demand or request which shall be given in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (1) at the time such notices, demands or requests are hand-delivered (which shall be deemed to include delivery by express mail or courier service or transmission by telefax facsimile) or (2) the day such notices, demands or requests are posted, postage prepaid, in the United States Mail in accordance with the preceding portion of this paragraph, provided however, time for response to any such notice shall commence upon receipt at the address specified. Notice by telefax transmission shall be given on a non-banking holiday weekday between the hours of 9:00 a.m. to 5:00 p.m. (at the destination) or shall be deemed received on the next such day and time.

         17.      TIME OF ESSENCE.

         Time is of the essence of this Contract.

         18.      REAL ESTATE BROKERS.

         Purchaser and Seller covenant and represent to each other that, there is no party entitled to a real estate commission, finder's fee, cooperation fee, or brokerage-type fee or similar compensation in connection with this Contract and the transactions contemplated herein, except for a fee due Raymond James & Associates, Inc. for rendering the fairness opinion requested by Seller herein, and whose fee shall be paid by Seller pursuant to a separate agreement. Each party agrees to hold the other harmless from and against any claim for a commission or fee from any other broker or agent claiming by or through the indemnifying party. Seller warrants that Raymond James & Associates, Inc. has waived any right to claim a commission or transaction fee on this sale.

         19.      ENTIRE AGREEMENT.

         This Contract contains all of the agreements, representations and warranties of the parties hereto and supersedes all other discussions, understandings or agreements in respect to the subject matter hereof. All prior discussions, understandings and agreements are merged into this Contract, which alone fully and completely expresses the agreements and understandings of the parties hereto. This Contract may be amended, superseded, extended or modified only by an instrument in writing referring hereto signed by both parties.

         20.      EXHIBITS A PART OF THIS CONTRACT.

         All Exhibits referred to in this Contract and attached hereto are incorporated into this Contract by reference and are hereby made a part hereof.

         21.      NO BENEFIT TO OTHER PARTIES.

         Except as otherwise provided herein, none of the provisions hereof shall inure to the benefit of any party other than the parties hereto and their respective successors and permitted assigns, or be deemed to create any rights, benefits or privileges in favor of any other party except the parties hereto.

         22.      NO AGENCY, PARTNERSHIP OR JOINT VENTURE.

         Nothing herein shall be construed to establish an agency relationship, a partnership or a joint venture between Seller and Purchaser for any purpose.

         23.      CAPTIONS.

         The captions and headings contained in this Contract are for reference purposes only and shall not in any way affect the meaning or interpretation hereof.

         24.      GOVERNING LAW.

         This Contract shall be governed, construed and enforced in accordance with the laws of the State of Iowa.

         25.      NO WAIVER.

         The waiver by one party of the performance of any covenant or condition herein shall not invalidate this Contract, nor shall it be considered to be a waiver by such party of any other covenant or condition herein. The waiver by either or both parties of the time for performing any act shall not constitute a waiver of the time for performing any other act or an identical act required to be performed at a later time. Except as otherwise specifically restricted herein, the exercise of any remedy provided by law and the provisions of this Contract shall not exclude other available remedies.

         26.      AS-IS CONDITION.

         Purchaser acknowledges that it is purchasing the Property on an AS-IS condition, based upon its own inspections thereof and without benefit of any representation, warranty or disclosure from Seller, either express or implied or in the nature of fitness for any particular purpose, except as specifically set forth herein. Seller agrees to maintain the Properties in their current physical condition to the Closing Date, normal wear and tear excepted.

         27.      SURVIVAL OF REPRESENTATIONS.

         The representations and warranties made by Seller in paragraph 8 of this Contract and by Purchaser in paragraph 9 (the parties "Separate Representations and Warranties") shall survive the Closing and delivery of deeds and other conveyance documents. Each party agrees to indemnify and hold the other harmless from and against any loss, cost, liability, claim, or cause of action arising from the inaccuracy of such parties Separate Representations and Warranties, including court costs and attorney's fees incurred by such indemnified party in the defense of any such claim and in the enforcement of this indemnity. All indemnities contained in this Contract shall survive the Closing. The Mutual Representations in paragraph 7 are given for the sole purpose of establishing the Purchaser's Conditions Precedent to Closing contained in paragraph 5D and shall not survive the Closing; the sole remedy for breach of the Mutual Representations being as set forth in paragraph 5F. Provided, however, notwithstanding the provisions of the prior sentence to the contrary, the breach of any of the Mutual Representations by Purchaser that results in a claim against Seller by Purchaser under or pursuant to any representations or warranties of Seller contained in the conveyance documents delivered by Seller at Closing, shall survive for the sole benefit of Seller and for the sole use as a defense against any such claim by Purchaser and/or its successors or assigns in interest to the Properties.

         28.      ACCESS TO FILES.

         For a period of three (3) years after Closing, Purchaser agrees to grant to Seller, its successors or assigns, access to Tenant Lease and Property files delivered to Purchaser at Closing, subject to reasonable advance written notice.

         29.      PACKAGE SALE.

         The purchase price provided herein is based upon a group sale of the Properties, and except as provided in paragraph 5F, no Property or Properties may be purchased or sold individually hereunder without the prior written consent of Purchaser and Seller, which consent may be withheld in the sole discretion of either party.

         30.      ASSIGNMENT.

         Purchaser shall have the right to assign this Contract, in whole or in part, to one or more affiliated entities, provided written notice shall be given to Seller of such assignment no later than ten (10) days prior to Closing. Any such assignment shall not terminate any liability hereunder unless so released in writing by Seller.

         31.      BUSINESS DAYS.

         In the event that any time period under this Contract expires on a day that is not a business day, such time period shall be deemed extended to the first business day following such date. "Business day" as used herein shall mean any day other than Saturday, Sunday or a legal holiday on which business is transacted by federally insured national banking institutions in Cedar Rapids, Iowa.

         32.      COUNTERPARTS.

         This Contract may be signed in counterparts, each of which is deemed an original. This Contract shall be null and void unless it shall be executed by Purchaser and one copy returned to Seller on or before January 20, 2000.



WHEREFORE, the parties have hereunto affixed their hands and seals as of the date set hereof.

SELLER:                                   PURCHASER:

USP Real Estate Investment Trust          AEGON USA Realty Advisors, Inc.

By: /s/  Patrick E. Falconio              By: /s/  David L. Blankenship
    ----------------------------------        -------------------------------
    Patrick E. Falconio, Trustee              David L. Blankenship, President
    Chairman of the Board of Trustees

                               LIST OF EXHIBITS



A   Legal Descriptions

    A-1  Kingsley Square Shopping Center, Orange Park, Florida
    A-2  First Tuesday Mall, Carrollton, Georgia
    A-3  Mendenhall Commons, Memphis, Tennessee
    A-4  North Park Plaza Shopping Center, Phoenix, Arizona
    A-5  Presidential Drive, Atlanta, Georgia
    A-6  Yamaha Warehouse, Cudahy, Wisconsin

B   Purchase Price Allocation Between Properties

C   Current Title Policies of the Properties

D   Current Surveys of the Properties

E   Environmental Reports on the Properties

F   Rent Rolls

    F-1  Kingsley Square Shopping Center, Orange Park, Florida
    F-2  First Tuesday Mall, Carrollton, Georgia
    F-3  Mendenhall Commons, Memphis, Tennessee
    F-4  North Park Plaza Shopping Center, Phoenix, Arizona
    F-5  Presidential Drive, Atlanta, Georgia
    F-6  Yamaha Warehouse, Cudahy, Wisconsin

G   Property Insurance

H   Permitted Leasing Transactions

I   Deed

J   Bill of Sale

K   Non-Foreign Affidavit

L   Yamaha Motor Corporation USA
    Right of First Refusal

                                     PROXY

                       USP REAL ESTATE INVESTMENT TRUST

              PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mattreen DeWald and Alan F. Fletcher, or either of them, with full power of substitution, proxies to represent the undersigned at the Special Meeting of Shareholders of USP REAL ESTATE INVESTMENT TRUST to be held at the AEGON Financial Center, 4333 Edgewood Road N.E., Cedar Rapids, Iowa, on _________________________, 2000, and at any
adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares which the undersigned may be entitled to vote, as designated hereon. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR the proposals described hereon.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


HAS YOUR ADDRESS CHANGED?

__________________________
__________________________
__________________________

          PLEASE MARK VOTE
X         AS IN THIS EXAMPLE

USP REAL ESTATE INVESTMENT TRUST   1. Approval of a Real Estate Sale and
                                      Purchase Contract, dated January 20,
                                      2000, between the Trust and AEGON USA
                                      Realty Advisors, Inc. (the "Asset Sale").

                                      FOR____     AGAINST____     ABSTAIN____


                                   2. Approval of liquidation and termination
                                      of the Trust immediately following the
                                      Asset Sale (the "Liquidation").

                                      FOR____     AGAINST____     ABSTAIN____

CONTROL NUMBER:
RECORD DATE SHARES:
                                   In their discretion, the Proxies are
                                   authorized to vote upon such other business as may properly come before the meeting.

                                   Mark box at right if an address change has been noted on the reverse side of this card.

Please be sure to sign and date this Proxy.  Date:

_________________________   ____________________________
Shareholder sign here       Co-owner sign here

DETACH CARD

                       USP REAL ESTATE INVESTMENT TRUST

      Dear Shareholder:

      Please note the important information enclosed with this Proxy Ballot. The proposed Asset Sale and Liquidation requires your immediate attention, and are discussed in detail in the enclosed proxy materials.

      Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

      Your vote must be received prior to the Special Meeting of Shareholders, ____________________2000.

      Thank you in advance for your prompt consideration of these matters.

      Sincerely,

      USP Real Estate Investment Trust